UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. December 31, 2022 Annual Reports transmitted to shareholders.

December 31, 2022
William Blair Funds Annual Report

December 31, 2022	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2022

U.S. Growth & Core Market Review and Outlook

U.S. equity indices were broadly positive during the fourth quarter. Together with negative returns in the three prior quarters, U.S. equities still ended the year in substantially negative territory as 2022 marked the worst year since 2008 for the S&P 500 Index.

During the first half of the year, the market was largely dominated by elevated inflation and monetary tightening by the U.S. Federal Reserve (Fed) which broadly pressured equity valuations. Valuation compression associated with higher interest rates was fairly indiscriminate, and on a relative basis, benefited the least expensive, and in some cases, lower quality equities most. In March, the Fed implemented the first increase of the target federal funds rate in this cycle. With record-high gasoline prices, elevated mortgage rates, lower asset prices and higher food costs, consumer sentiment weakened, as did other economic data points. At the same time, the labor market and corporate earnings remained resilient.

Mid-year, a brief equity market rally was fueled by optimism that inflation would moderate, requiring fewer rate increases by the Fed. This sentiment faded, along with stock prices, after the Fed reiterated its priority was to tame inflation, potentially at the expense of economic growth.

U.S. equity indices recovered somewhat in the fourth quarter as investors responded positively to moderating inflation. The Fed continued to act aggressively in the quarter and raised the target federal funds rate by 125 basis points, for a total of 425 basis points in 2022. After rising throughout the year, 10-year Treasury bond yields peaked in late October, offering a reprieve to pressured valuations. U.S. corporate earnings remained resilient, though forward estimates softened, and management commentary generally reflected considerable uncertainty looking ahead.

As we look forward to 2023, there are indications that higher quality investments should fare better in the coming year. Investors expect interest rates to continue to rise, albeit at a slower pace than in 2022, assuming inflation continues to moderate. We believe the majority of valuation pressure from rising interest rates should already be embedded in stocks. In contrast to 2022, we believe market performance in 2023 will likely be tied more closely to fundamentals than valuation differences.

Given the lagged impact, the effects of interest rate increases will likely have a more meaningful impact on the U.S. economy in 2023. We believe that a slowing economy and generally weaker demand relative to this past year may necessitate costs come into equilibrium with slower revenue growth. This implies risk to corporate earnings. Moreover, as an era of near-zero rates ends, capital sources for more speculative equities are likely to diminish, focusing more on near-term fundamentals.

Quality companies, which have the financial independence to continue to invest in their operations and the business model flexibility to adjust quickly in a dynamic environment, have in our view become increasingly attractive investment opportunities against this backdrop. Pricing flexibility, for example, will be critical if inflationary pressures from labor and materials persist and overall demand weakens. This scenario would likely cause pressure on margins and earnings disappointments for the average company. We believe companies with strong management teams, superior business models and solid financials would be in a better position to navigate such headwinds. In addition, higher quality investments did not materially outperform during the sell-off in 2022, resulting in compelling valuations for these businesses as we look ahead.

December 31, 2022	William Blair Funds	3

U.S. Value Market Review and Outlook

The drivers of equity market performance in 2022 can be summed up in one word: inflation. Throughout the first quarter, the prices of key commodities grew at unprecedented rates. While these factors were already on an upward trajectory entering 2022, the Russian invasion of Ukraine on February 24th caused a surge in commodity prices. Interest rates followed a similarly volatile path as the U.S. Federal Reserve (Fed) took a hawkish posture to combat against the potential for inflation to become ingrained. For much of the second quarter tension built as it appeared that the Fed’s actions of consecutive interest rate hikes and increasing hawkish rhetoric were having limited success in containing upward pressure on prices. The debate among economists and investors quickly shifted to how aggressive the Fed was willing to be and how much collateral damage to the economy was acceptable to reduce inflation. At its June meeting, the Fed responded by raising rates an additional 75 basis points and promised additional monetary tightening. At the annual mid-August gathering of Fed officials in Jackson Hole, Wyoming, Fed Chair Jerome Powell communicated to financial markets that inflation remained a concern for the economy and that the Fed was likely to continue to aggressively raise interest rates in response. More importantly, Powell signaled that the Fed had effectively abandoned its previous cautious approach and desire to avoid economic collateral damage when he said, “reducing inflation is likely to require a sustained period of below-trend growth, some softening labor market conditions, and some pain to households and businesses.” Indeed, this commentary suggested that the Fed was not only less concerned with engineering a so-called soft-landing, but that it believed disruption was a requirement of its mission. Any plans for an imminent pause in rate hikes, or, as some participants believed, a pivot to easing became unlikely. By the end of the fourth quarter, unlike earlier in the year, the economic data and Fed commentary turned more encouraging.

In early November, the October Consumer Price Index (CPI) reading was 7.7% which, while still high, was lower than prior points and consensus expectations. During a speech at the Brookings Institution, Chair Powell noted several improving economic trends and offered a balanced tone, especially compared to his hawkish remarks in mid-August. In mid-December, CPI was reported as 7.1%, again below the prior period and expectations. While the market reacted positively to these events, the damage was already done for the year. For 2022, the S&P500 Index was down over 18%, the Nasdaq was down over 32%, the Russell Midcap® Value Index was down 12%, and the Russell Small Cap® Value Index was down 14.5%.

Like the past year, the future direction of the equity markets will largely be determined by anticipated Fed action. There is, however, a subtle distinction between then and now. In 2022, the main question asked by financial markets was: how high will the Fed take interest rates? While the answer is still unknown, the range of possible outcomes has narrowed considerably. Last year, anything between 4%-6% (or even higher) was considered possible, whereas today a terminal rate of 5% to 5.5% seems likely.

Given the tighter spread of possibilities, the debate is now less about what the ultimate rate is, but how long will it last. More specifically, will a stop in interest rate increases be followed in short order by an interest rate cut? We don’t think so. Barring some unexpected event, our base case is that the Fed will stop raising rates at 5.25% and will not cut rates in 2023. With a focus on high quality companies with strong balance sheets, we believe the portfolio is well positioned regardless of the ultimate macroeconomic backdrop.

Also key to this discussion is the impact that rising rates will have on company earnings in 2023. The view among most pundits is that earnings estimates are too high, and actual results will disappoint. We don’t disagree. However, we think that many of the holdings already discount earnings that are not only lower than current estimates, but also suggest too bearish a scenario. Ironically, we believe that when these companies report earnings that are below estimates, but above the scenario being priced, the stocks will go up. On this basis, we believe that the portfolios could offer meaningful downside protection and attractive upside potential.

4	Annual Report	December 31, 2022

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording, CFA

The William Blair Growth Fund (Class N shares) (the “Fund”) posted a 29.65% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), decreased 28.97%.

The Fund’s relative performance was driven by stock-specific dynamics. Our top contributors for the period included UnitedHealth Group (Health Care), Mastercard (Information Technology), New Fortress (Energy), Performance Food Group (Consumer Staples) and Coca-Cola (Consumer Staples). UnitedHealth Group reported strong results across multiple segments against a backdrop of stability and strong current free cash flow, while shares of Mastercard benefited from better-than-expected revenue and earnings. Not owning Tesla (Consumer Discretionary) and Meta Platforms (Communication Services) also contributed to relative performance. As it relates to Tesla, while we share the market’s view that electric vehicle penetration is likely to accelerate from here, we believe the stock was embedding unrealistic expectations as to Tesla’s ultimate market share and margin profile, which began to negatively impact the stock’s valuation in 2022. Meta Platforms experienced slowing advertising revenue growth. Our top individual detractors included PayPal Holdings (Information Technology), Farfetch (Consumer Discretionary), Advanced Micro Devices (Information Technology) and Amazon (Consumer Discretionary). Shares of PayPal lagged due to concerns of slowing industry growth and potential market share losses. Stock selection in industrials, including our position in Kornit Digital, also detracted from relative returns. Macro-related headwinds and delayed equipment purchases from e-commerce customers weighed on shares of Kornit Digital, a manufacturer of digital printers for the apparel industry, as growth in the e-commerce market normalizes from pandemic highs. From a style perspective, our emphasis on longer duration growth companies was a headwind as companies with lower growth characteristics outperformed given investor focus on higher current free cash flow yields.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

December 31, 2022	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	(29.65)%	5.31%	10.13%	11.70%	—%
Class I	(29.52)	5.60	10.44	12.03	—
Class R6	(29.44)	5.68	—	—	7.57
Russell 3000® Growth Index	(28.97)	7.32	10.45	13.75	9.47
S&P 500® Index	(18.11)	7.66	9.42	12.56	9.56

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Annual Report	December 31, 2022

Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—34.3%
*	Advanced Micro Devices, Inc.	48,276	$3,127
*	Dynatrace, Inc.	74,824	2,866
	Fidelity National Information Services, Inc.	38,666	2,623
	Mastercard, Inc.	26,728	9,294
	Microsoft Corp.	83,472	20,018
*	MongoDB, Inc.	5,638	1,110
	National Instruments Corp.	89,317	3,296
*	Nice Ltd.—ADR	13,253	2,549
	NVIDIA Corp.	24,292	3,550
*	Palo Alto Networks, Inc.	17,891	2,496
*	PayPal Holdings, Inc.	39,877	2,840
*	Pure Storage, Inc.	83,649	2,238
	Texas Instruments, Inc.	26,299	4,345
*	Verra Mobility Corp.	193,244	2,673
*	Workday, Inc.	11,246	1,882
			64,907
	Health Care—16.1%
	Agilent Technologies, Inc.	13,312	1,992
*	HealthEquity, Inc.	24,115	1,486
*	Horizon Therapeutics PLC†	33,855	3,853
*	Intuitive Surgical, Inc.	16,096	4,271
*	Penumbra, Inc.	6,198	1,379
	Stryker Corp.	9,673	2,365
	UnitedHealth Group, Inc.	14,493	7,684
*	Veeva Systems, Inc.	14,771	2,384
	Zoetis, Inc.	33,790	4,952
			30,366
	Consumer Discretionary—12.2%
*	Amazon.com, Inc.	115,675	9,717
*	Bright Horizons Family Solutions, Inc.	28,601	1,805
*	Burlington Stores, Inc.	12,840	2,603
*	Etsy, Inc.	12,485	1,496
*	Farfetch Ltd.†	109,181	516
	NIKE, Inc.	40,853	4,780
*	Revolve Group, Inc.	37,929	844
*	Skyline Champion Corp.	24,292	1,251
			23,012
	Communication Services—10.0%
*	Alphabet, Inc.	131,348	11,589
*	Take-Two Interactive Software, Inc.	18,831	1,961
	Warner Music Group Corp.	109,476	3,834
*	ZipRecruiter, Inc.	94,482	1,551
			18,935
	Industrials—9.0%
*	ACV Auctions, Inc.	145,993	1,199
	Brink’s Co.	46,252	2,484
*	Chart Industries, Inc.	16,706	1,925
*	Copart, Inc.	76,211	4,641
*	CoStar Group, Inc.	42,208	3,262
*	Energy Recovery, Inc.	86,837	1,779
*	Kornit Digital Ltd.†	45,506	1,045
*	Trex Co., Inc.	17,503	741
			17,076
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Staples—5.9%
	Coca-Cola Co.	80,993	$5,152
	Estee Lauder Cos., Inc.	10,242	2,541
*	Performance Food Group Co.	60,450	3,530
			11,223
	Energy—4.8%
	Cameco Corp.	192,388	4,361
*	Green Plains, Inc.	54,989	1,677
	New Fortress Energy, Inc.	69,275	2,939
			8,977
	Financials—4.1%
	Aon PLC†	8,471	2,543
	Apollo Global Management, Inc.	36,807	2,348
	Ares Management Corp.	32,557	2,228
	Bridge Investment Group Holdings, Inc.	54,605	658
			7,777
	Real Estate—1.9%
	SBA Communications Corp.	12,544	3,516
	Materials—1.4%
	Crown Holdings, Inc.	32,586	2,678
	Total Common Stocks—99.7% (cost $124,966)		188,467

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $787, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $802	$787	787
	Total Repurchase Agreement—0.4% (cost $787)		787
	Total Investments—100.1% (cost $125,753)		189,254
	Liabilities, plus cash and other assets—(0.1)%		(246)
	Net assets—100.0%		$189,008

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan, CFA David P. Ricci, CFA

The William Blair Large Cap Growth Fund (Class N shares) (the “Fund”) posted a 32.61% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), decreased 29.14%.

The Fund trailed the Index for the full year period driven by a combination of style factors and stock-specific dynamics. From a style perspective, our emphasis on longer duration growth companies was a headwind as companies with lower growth characteristics outperformed given investor focus on higher current free cash flow yields. From a stock-specific perspective, selection in Information Technology, including our positions in Unity Software, PayPal Holdings and Salesforce detracted from relative returns. Shares of Unity Software lagged as the company unexpectedly experienced data quality and engineering challenges in its advertising technology business. Other top detractors included Netflix (Communication Services) and Amazon (Consumer Discretionary). Netflix reported a decline in subscribers and announced related business initiatives in hope of re-igniting subscriber growth. Top contributors included UnitedHealth Group (Health Care), Mastercard (Information Technology), CoStar Group (Industrials), ABIOMED (Health Care) and Apollo Global Management (Financials). UnitedHealth Group reported strong results across multiple segments against a backdrop of stability and strong current free cash flow, while shares of Mastercard benefited from better-than-expected revenue and earnings. Our decision to not own Tesla (Consumer Discretionary) and Meta Platforms (Communication Services) also aided relative returns. As it relates to Tesla, while we share the market’s view that electric vehicle penetration is likely to accelerate from here, we believe the stock was embedding unrealistic expectations as to Tesla’s ultimate market share and margin profile, which began to negatively impact the stock’s valuation in 2022. Meta Platforms experienced slowing advertising revenue growth.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

8	Annual Report	December 31, 2022

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	(32.61)%	5.55%	10.92%	13.81%	—%
Class I	(32.46)	5.81	11.19	14.09	—
Class R6	(32.41)	5.87	—	—	8.62
Russell 1000® Growth Index	(29.14)	7.79	10.96	14.10	9.96

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—38.2%
	Accenture PLC†	136,510	$36,426
*	Adobe, Inc.	60,660	20,414
*	Advanced Micro Devices, Inc.	160,788	10,414
*	Guidewire Software, Inc.	176,380	11,034
	Intuit, Inc.	80,820	31,457
	Lam Research Corp.	22,200	9,331
	Mastercard, Inc.	197,050	68,520
	Microsoft Corp.	582,840	139,777
*	Palo Alto Networks, Inc.	102,170	14,257
*	PayPal Holdings, Inc.	381,560	27,175
*	Salesforce, Inc.	151,300	20,061
	Texas Instruments, Inc.	89,120	14,724
*	Unity Software, Inc.	223,480	6,389
			409,979
	Consumer Discretionary—16.1%
*	Amazon.com, Inc.	711,100	59,733
*	Chipotle Mexican Grill, Inc.	12,370	17,163
	Marriott International, Inc.	138,930	20,685
	NIKE, Inc.	279,900	32,751
*	O’Reilly Automotive, Inc.	20,670	17,446
	Starbucks Corp.	245,500	24,354
			172,132
	Health Care—14.2%
*	Intuitive Surgical, Inc.	33,380	8,857
	Stryker Corp.	132,490	32,393
	UnitedHealth Group, Inc.	112,670	59,735
*	Veeva Systems, Inc.	111,650	18,018
	Zoetis, Inc.	230,590	33,793
			152,796
	Communication Services—7.8%
*	Alphabet, Inc.	755,660	66,672
*	Live Nation Entertainment, Inc.	249,742	17,417
			84,089
	Industrials—7.8%
*	Copart, Inc.	519,640	31,641
*	CoStar Group, Inc.	546,580	42,239
	Equifax, Inc.	49,470	9,615
			83,495
	Consumer Staples—6.5%
	Costco Wholesale Corp.	103,010	47,024
	Estee Lauder Cos., Inc.	90,310	22,407
			69,431
	Financials—3.6%
	Apollo Global Management, Inc.	595,550	37,990
	Materials—2.8%
	Linde PLC†	92,510	30,175
	Energy—1.9%
	Pioneer Natural Resources Co.	90,480	20,665
	Total Common Stocks—98.9% (cost $1,086,991)		1,060,752

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $9,812, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $10,007	$9,811	$9,811
Total Repurchase Agreement—0.9% (cost $9,811)		9,811
Total Investments—99.8% (cost $1,096,802)		1,070,563
Cash and other assets, less liabilities—0.2%		2,457
Net assets—100.0%		$1,073,020

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2022

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Mid Cap Growth Fund (Class N shares) (the “Fund”) posted a 26.84% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), decreased 26.72%.

Relative performance for the full-year period was driven by stock-specific dynamics as style factors were offsetting. Top contributors to performance included New Fortress Energy (Energy), BWX Technologies (Industrials), CoStar Group (Industrials), Axon Enterprise (Industrials) and ABIOMED (Health Care). New Fortress Energy develops, finances and constructs liquified natural gas assets and relative infrastructure. The company continued to progress its floating liquified natural gas business and benefited from a positive backdrop for new contract activity. BWX Technologies, the sole-source provider of propulsion systems for the U.S. Navy, reported solid earnings results, as well as continued progress in the medical isotopes business. Stock selection in Information Technology and Communication Services also added value as our holdings, in aggregate, outperformed the Index sector returns. Top detractors during the year included our positions in Clarivate (Industrials), MKS Instruments (Information Technology) and Align Technology (Health Care). Clarivate is a diversified information services company whose shares underperformed on subscription and transaction revenue that was below expectations and a cautious outlook given potential macroeconomic headwinds. Stock selection in Consumer Discretionary, including our positions in Farfetch and Bright Horizons Family Solutions, also dampened relative performance. Shares of Farfetch were pressured by macro-related issues, including the company’s exposure to consumers in Europe and China and difficult year-over-year comparisons. From a style perspective, our typical underweight to companies without earnings was a tailwind, while our higher growth bias was a headwind.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

December 31, 2022	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(26.84)%	0.09%	6.15%	8.48%	—%
Class I	(26.72)	0.34	6.40	8.74	—
Class R6	(26.68)	0.37	—	—	2.72
Russell Midcap® Growth Index	(26.72)	3.85	7.64	11.41	5.74

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2022

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—26.4%
*	Cadence Design Systems, Inc.	6,915	$1,111
*	Coupa Software, Inc.	5,183	410
*	Dynatrace, Inc.	21,010	805
*	EPAM Systems, Inc.	1,175	385
*	Euronet Worldwide, Inc.	9,275	875
*	Guidewire Software, Inc.	3,792	237
	MKS Instruments, Inc.	6,560	556
*	MongoDB, Inc.	2,565	505
*	Nice Ltd.—ADR	3,610	694
*	Palo Alto Networks, Inc.	3,915	546
*	Pure Storage, Inc.	28,910	774
*	SolarEdge Technologies, Inc.	2,085	591
*	Teledyne Technologies, Inc.	2,680	1,072
			8,561
	Industrials—17.5%
*	Axon Enterprise, Inc.	6,235	1,035
*	Builders FirstSource, Inc.	10,735	696
	BWX Technologies, Inc.	19,514	1,133
*	Clarivate PLC†	56,900	475
*	Copart, Inc.	18,889	1,150
*	CoStar Group, Inc.	15,210	1,175
			5,664
	Health Care—17.0%
	Agilent Technologies, Inc.	5,970	894
*	Align Technology, Inc.	1,995	421
*	Charles River Laboratories International, Inc.	2,300	501
*	DexCom, Inc.	8,315	942
*	IDEXX Laboratories, Inc.	1,305	532
*	Mettler-Toledo International, Inc.	515	744
	STERIS PLC†	2,025	374
*	Veeva Systems, Inc.	6,915	1,116
			5,524
	Consumer Discretionary—11.1%
*	Aptiv PLC†	5,145	479
*	Bright Horizons Family Solutions, Inc.	4,920	310
*	Burlington Stores, Inc.	4,130	837
*	Chipotle Mexican Grill, Inc.	667	926
*	Etsy, Inc.	4,229	507
	Pool Corp.	1,800	544
			3,603
	Energy—7.0%
	Cameco Corp.	24,170	548
	Hess Corp.	6,845	971
	New Fortress Energy, Inc.	17,648	748
			2,267
	Communication Services—5.2%
*	Live Nation Entertainment, Inc.	8,171	570
*	Take-Two Interactive Software, Inc.	3,295	343
	Warner Music Group Corp.	22,325	782
			1,695
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Materials—5.2%
	Crown Holdings, Inc.	6,230	$512
	Vulcan Materials Co.	6,675	1,169
			1,681
	Financials—3.6%
	Ares Management Corp.	5,585	382
	PacWest Bancorp	12,795	294
	Western Alliance Bancorp	8,000	476
			1,152
	Consumer Staples—1.7%
*	Performance Food Group Co.	9,635	563
	Real Estate—1.6%
	SBA Communications Corp.	1,840	516
	Total Common Stocks—96.3% (cost $30,698)		31,226

	Rights
	Health Care—0.0%
*	Abiomed, Inc. CVR**	1,508	—
	Total Rights—0.0% (cost $1)		—

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $1,191, collateralized by U.S. Treasury Bond, 2.500%, due 01/15/29, valued at $1,215	$1,191	1,191
	Total Repurchase Agreement—3.7% (cost $1,191)		1,191
	Total Investments—100.0% (cost $31,890)		32,417
	Liabilities, plus cash and other assets—(0.0)%		(13)
	Net assets—100.0%		$32,404

ADR = American Depository Receipt

CVR = Contingent Value Right

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at December 31, 2022.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	13

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Matthew Fleming, CFA

The William Blair Mid Cap Value Fund (Class I shares) (the “Fund”) posted a 7.13% decrease, net of fees, for the period from inception on March 16, 2022 to December 31, 2022. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), decreased 6.09%.

The Fund’s relative underperformance during the period was driven by an underweight position to the Energy and Utilities sectors coupled with poor stock selection in the Materials and Communication Services sectors.

The Fund’s Financials holdings were the largest contributor to relative performance in the since inception period ended December 31, 2022. The Fund’s insurance stocks were top contributors as they benefitted from increased industry prices after Hurricane Ian. Arch Capital, a top contributor, returned over 30% for the period on the heels of strong execution and its recent inclusion into the S&P 500.

Also contributing to relative performance for the period was the strategy’s overweight to the Health Care sector, specifically the managed health care and distributors subsector where we continue to see long-term value. Further bolstering relative performance was the outperformance of the Fund’s Health Care holdings which trumped the 3.7% decline for Index constituents driven by top contributor AmerisourceBergen Corp for the period.

On the negative side, the Fund’s Energy sector holdings struggled to pace with Index constituents which rose over 20% for the year. The Fund was significantly underweight to Energy shares in the first half of the year, which was a large drag on relative performance as oil and natural gas prices spiked. Our exposure to companies serving the offshore drilling market was the cause of this relative underperformance as the market favored companies benefitting from the increase in onshore shale drilling which is ramping up faster.

Also detracting from relative performance for the period were the Fund’s Materials sector investments. An underweight position of the metals and mining subsectors was more than offset by the Fund’s investments in the diversified chemicals subsector, namely Huntsman Corp which detracted from relative performance. Crown Holdings, a packaging stock, also detracted from relative performance for the period. Longer-term we believe Crown Holdings is underrepresented in certain growing, high margin categories of the beverage industry and has the opportunity to increase market share, thereby improving specialty mix and expanding margins.

Finally in Communication Services, media holding Warner Bros. Discovery, Inc. detracted from relative performance. The company struggled during the period, declining over 60%, as management suggested their original 2023 EBITDA outlook may be difficult to achieve given the challenging advertising market on the heels of a potential recession. Longer term however we remain confident that the company’s ongoing turnaround will be effective and rewarded in the market.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

14	Annual Report	December 31, 2022

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
Since Inception(a)
Class I	(7.13)%
Class R6	(7.01)
Russell Midcap® Value Index	(6.09)

(a)	Since inception is for the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	15

Mid Cap Value Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—17.9%
*	Arch Capital Group Ltd.†	549	$35
	Comerica, Inc.	389	26
	East West Bancorp, Inc.	383	25
	Hartford Financial Services Group, Inc.	412	31
	Huntington Bancshares, Inc.	1,576	22
	Invesco Ltd.†	1,686	30
	KKR & Co., Inc.	319	15
	SLM Corp.	1,577	26
	Synovus Financial Corp.	666	25
	Willis Towers Watson PLC†	137	34
			269
	Industrials—17.8%
	Acuity Brands, Inc.	156	26
	AGCO Corp.	255	35
*	Alaska Air Group, Inc.	612	26
	Flowserve Corp.	611	19
	ITT, Inc.	355	29
	Knight-Swift Transportation Holdings, Inc.	614	32
	MSC Industrial Direct Co., Inc.	336	27
	Regal Rexnord Corp.	91	11
	Snap-on, Inc.	140	32
	Timken Co.	436	31
			268
	Information Technology—12.8%
*	Check Point Software Technologies Ltd.†	218	28
	Cognizant Technology Solutions Corp.	371	21
*	DXC Technology Co.	908	24
*	F5, Inc.	182	26
*	Flex Ltd.†	1,202	26
	Hewlett Packard Enterprise Co.	1,182	19
	Jabil, Inc.	425	29
	Skyworks Solutions, Inc.	221	20
			193
	Health Care—10.9%
	AmerisourceBergen Corp.	132	22
*	Centene Corp.	290	24
	Encompass Health Corp.	423	25
*	Henry Schein, Inc.	372	30
*	Hologic, Inc.	271	20
	Laboratory Corp. of America Holdings	83	20
	Viatris, Inc.	2,094	23
			164
	Consumer Discretionary—10.3%
	Brunswick Corp.	298	21
	LKQ Corp.	598	32
*	Mohawk Industries, Inc.	198	20
	Ralph Lauren Corp.	270	29
	Toll Brothers, Inc.	581	29
	Whirlpool Corp.	174	25
			156

	Issuer	Shares	Value

	Common Stocks—(continued)
	Materials—7.4%
	Crown Holdings, Inc.	349	$29
	Huntsman Corp.	1,024	28
	PPG Industries, Inc.	212	27
	Sealed Air Corp.	90	4
	Westlake Corp.	227	23
			111
	Energy—6.1%
	APA Corp.	628	29
	Coterra Energy, Inc.	872	21
	Diamondback Energy, Inc.	190	26
	Phillips 66	149	16
			92
	Consumer Staples—5.7%
	Ingredion, Inc.	312	31
	Molson Coors Beverage Co.	612	31
	Tyson Foods, Inc.	379	24
			86
	Real Estate—5.2%
	Camden Property Trust	217	24
	Highwoods Properties, Inc.	971	27
	Host Hotels & Resorts, Inc.	1,737	28
			79
	Utilities—4.0%
	Entergy Corp.	284	32
	PPL Corp.	978	29
			61
	Communication Services—0.9%
*	Warner Bros Discovery, Inc.	1,396	13
	Total Common Stocks—99.0% (cost $1,597)		1,492
	Total Investments—99.0% (cost $1,597)		1,492
	Cash and other assets, less liabilities—1.0%		15
	Net assets—100.0%		$1,507

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2022

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Ward D. Sexton, CFA

The William Blair Small-Mid Cap Core Fund (Class I shares) (the “Fund”) posted a 17.11% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 2500™ Index (the “Index”), decreased 18.37%.

The Fund outperformed the Index in the full-year period, driven by a combination of style factors and stock-specific dynamics. From a style perspective, our typical underweight to companies without earnings was a tailwind. However, among companies with earnings, quality factors did not provide their typical down-market benefit. From a sector perspective, Health Care, including our position in Merit Medical, and Energy, including our positions in New Fortress, TechnipFMC and Whitecap Resources, were positive relative contributors. New Fortress Energy develops, finances and constructs liquified natural gas assets and relative infrastructure. The company continued to progress its floating liquified natural gas business and benefited from a positive backdrop for new contract activity. Shares of TechnipFMC, an equipment and service provider for offshore oil and gas projects, benefited from improved pricing and share gains against the backdrop of an accelerating offshore cycle. Our position in Axon Enterprise (Industrials) also contributed positively to relative returns. Our top individual detractors included Owens & Minor (Health Care), Kornit Digital (Industrials), Trex Company (Industrials) and Coupa Software (Information Technology). Owens & Minor, a manufacturer and distributor of disposable healthcare supplies, reported weakness in its Products & Healthcare Services segment. Kornit Digital, a manufacturer of innovative digital textile printers and inks, experienced macro-related headwinds that impacted orders. From a sector perspective, Financials and Consumer Discretionary detracted from relative returns. Within Financials, our position in Western Alliance Bancorp was a detractor from sector performance. Within Consumer Discretionary, our holdings in the sector in aggregate lagged the sector return in the Index.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

December 31, 2022	William Blair Funds	17

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
	1 Year	3 Year	Since Inception(a)
Class I	(17.11)%	8.18%	9.74%
Class R6	(17.10)	8.20	9.77
Russell 2500TM Index	(18.37)	5.00	7.27

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2022

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—20.1%
*	ACV Auctions, Inc.	126,113	$1,035
	AGCO Corp.	8,560	1,187
*	Axon Enterprise, Inc.	20,139	3,342
	Brink’s Co.	33,826	1,817
*	Builders FirstSource, Inc.	43,599	2,829
	BWX Technologies, Inc.	60,235	3,498
*	Casella Waste Systems, Inc.	36,678	2,909
*	Chart Industries, Inc.	19,929	2,296
	Douglas Dynamics, Inc.	24,255	877
*	Energy Recovery, Inc.	73,864	1,514
	Lincoln Electric Holdings, Inc.	5,610	811
*	Mercury Systems, Inc.	47,566	2,128
*	Shoals Technologies Group, Inc.	36,467	900
*	Trex Co., Inc.	23,350	988
*	WillScot Mobile Mini Holdings Corp.	63,565	2,871
			29,002
	Health Care—17.1%
*	Acadia Healthcare Co., Inc.	31,725	2,612
*	Allscripts Healthcare Solutions, Inc.	64,070	1,130
*	Azenta, Inc.	19,179	1,117
*	Certara, Inc.	90,050	1,447
	Chemed Corp.	4,770	2,435
	Encompass Health Corp.	36,451	2,180
*	Globus Medical, Inc.	28,576	2,122
*	Halozyme Therapeutics, Inc.	33,580	1,911
*	Horizon Therapeutics PLC†	6,817	776
*	Merit Medical Systems, Inc.	41,752	2,948
*	Owens & Minor, Inc.	109,231	2,133
*	Penumbra, Inc.	9,176	2,041
*	Repligen Corp.	6,147	1,041
	STERIS PLC†	4,387	810
			24,703
	Consumer Discretionary—13.2%
	ADT, Inc.	114,496	1,038
	Aramark	25,485	1,053
*	Boot Barn Holdings, Inc.	11,446	716
*	Bright Horizons Family Solutions, Inc.	14,988	946
*	Burlington Stores, Inc.	9,835	1,994
*	Fox Factory Holding Corp.	12,080	1,102
*	Grand Canyon Education, Inc.	18,927	2,000
*	Leslie’s, Inc.	79,737	974
*	National Vision Holdings, Inc.	70,145	2,719
	Pool Corp.	5,258	1,590
*	Revolve Group, Inc.	34,133	760
	Signet Jewelers Ltd.†	16,880	1,148
*	Skyline Champion Corp.	28,537	1,470
	Wyndham Hotels & Resorts, Inc.	21,112	1,505
			19,015
	Financials—11.9%
	Ares Management Corp.	13,435	919
	Carlyle Group, Inc.	25,260	754
	Columbia Banking System, Inc.	59,058	1,779
	East West Bancorp, Inc.	34,070	2,245
*	Goosehead Insurance, Inc.	18,993	652
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,778	1,530
	LPL Financial Holdings, Inc.	8,541	1,846
	PacWest Bancorp	50,441	1,158
	Virtu Financial, Inc.	103,318	2,109
	Western Alliance Bancorp	38,814	2,312
	Wintrust Financial Corp.	21,932	1,854
			17,158

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—10.4%
*	Alarm.com Holdings, Inc.	17,795	$881
*	Ambarella, Inc.†	15,767	1,297
	Cognex Corp.	25,033	1,179
*	Dynatrace, Inc.	40,811	1,563
	Entegris, Inc.	14,923	979
*	Euronet Worldwide, Inc.	19,403	1,831
	MKS Instruments, Inc.	9,002	763
*	Nice Ltd.—ADR	6,771	1,302
*	Pure Storage, Inc.	26,908	720
*	SolarEdge Technologies, Inc.	5,567	1,577
*	Verra Mobility Corp.	163,593	2,262
*	Wolfspeed, Inc.	8,501	587
			14,941
	Energy—9.1%
	Cameco Corp.	129,750	2,941
*	Denbury, Inc.	17,006	1,480
*	Green Plains, Inc.	42,605	1,299
	New Fortress Energy, Inc.	33,580	1,425
*	TechnipFMC PLC†	244,264	2,978
	Whitecap Resources, Inc.	370,983	2,949
			13,072
	Materials—5.7%
	Berry Global Group, Inc.	18,819	1,137
	CF Industries Holdings, Inc.	18,072	1,540
	Crown Holdings, Inc.	31,296	2,573
	Eagle Materials, Inc.	10,462	1,390
	Sylvamo Corp.	34,162	1,660
			8,300
	Real Estate—4.6%
	Americold Realty Trust, Inc.	69,410	1,965
	Equity LifeStyle Properties, Inc.	30,890	1,995
	Healthcare Realty Trust, Inc.	108,237	2,086
	Pebblebrook Hotel Trust	49,835	667
			6,713
	Consumer Staples—3.2%
	Inter Parfums, Inc.	17,960	1,734
*	Performance Food Group Co.	29,685	1,733
	Primo Water Corp.	70,026	1,088
			4,555
	Utilities—1.8%
	IDACORP, Inc.	24,552	2,648
	Communication Services—1.1%
*	Live Nation Entertainment, Inc.	9,222	643
*	ZipRecruiter, Inc.	54,671	891
			1,534
	Total Common Stocks—98.2% (cost $147,499)		141,641

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	19

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $2,341, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $2,387	$2,340	$2,340
Total Repurchase Agreement—1.6% (cost $2,340)		2,340
Total Investments—99.8% (cost $149,839)		143,981
Cash and other assets, less liabilities—0.2%		240
Net assets—100.0%		$144,221

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Annual Report	December 31, 2022

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Small-Mid Cap Growth Fund (Class N shares) (the “Fund”) posted a 23.11% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), decreased 26.21%.

The Fund outperformed the Index in the full-year period, driven by a combination of style factors and stock-specific dynamics. From a style perspective, our typical underweight to companies without earnings was a tailwind. However, while quality factors did not provide their typical down-market benefit during the market selloff in the first nine months of the year, this dynamic began to change in the fourth quarter as recession concerns shifted investor focus toward companies that can continue to grow earnings in a more difficult environment. From a sector perspective, Health Care, including our position in Acadia Healthcare, and Energy, including our position in Denbury, were positive relative contributors. Shares of behavioral health company Acadia Healthcare advanced during the year, driven by strong demand, diversification across services and geographies and effective execution. Other top individual contributors included BWX Technologies (Industrials), Axon Enterprise (Industrials) and Performance Food Group (Consumer Staples). BWX Technologies, the sole-source provider of propulsion systems for the U.S. Navy, reported solid earnings results, as well as continued progress in the medical isotopes business. Our top individual detractors included Trex Company (Industrials), Azenta (Health Care) and Cable One (Communication Services). Shares of Trex, the industry leader in composite residential decking, were pressured by lower-than-expected revenue in the second half of 2022 due to excess inventory and slowing demand. From a sector perspective, Consumer Discretionary, including our position in Revolve Group, and Information Technology, including our position in Coupa, detracted from relative returns. Elevated shipping rates and concerns around the health of the consumer weighed on shares of online fashion retailer Revolve Group.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

December 31, 2022	William Blair Funds	21

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(23.11)%	3.20%	6.97%	11.87%	—%
Class I	(22.92)	3.46	7.24	12.16	—
Class R6	(22.84)	3.53	—	—	5.11
Russell 2500TM Growth Index	(26.21)	2.88	5.97	10.62	4.77

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Annual Report	December 31, 2022

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—22.6%
*	Acadia Healthcare Co., Inc.	421,880	$34,729
*	Azenta, Inc.	255,016	14,847
*	Blueprint Medicines Corp.	177,904	7,794
*	Certara, Inc.	928,274	14,917
*	Charles River Laboratories International, Inc.	114,137	24,870
	Chemed Corp.	91,284	46,594
	Encompass Health Corp.	714,100	42,710
*	Globus Medical, Inc.	314,395	23,350
*	Halozyme Therapeutics, Inc.	584,177	33,240
*	HealthEquity, Inc.	555,508	34,242
*	Insmed, Inc.	595,151	11,891
*	Inspire Medical Systems, Inc.	145,242	36,584
*	Insulet Corp.	62,446	18,383
*	Merit Medical Systems, Inc.	550,226	38,857
*	Penumbra, Inc.	193,759	43,104
*	Repligen Corp.	123,500	20,910
*	Twist Bioscience Corp.	335,373	7,985
			455,007

	Information Technology—20.5%
*	Alarm.com Holdings, Inc.	392,641	19,428
*	Ambarella, Inc.†	220,900	18,165
	Cognex Corp.	406,247	19,138
*	Dynatrace, Inc.	827,886	31,708
	Entegris, Inc.	290,476	19,052
*	Euronet Worldwide, Inc.	416,180	39,279
	Genpact Ltd.†	419,800	19,445
*	Guidewire Software, Inc.	295,655	18,496
	MKS Instruments, Inc.	158,865	13,461
*	MongoDB, Inc.	77,500	15,255
	National Instruments Corp.	788,051	29,079
*	Nice Ltd.—ADR	137,768	26,493
*	Novanta, Inc.†	188,754	25,646
*	PagerDuty, Inc.	885,320	23,514
*	Pure Storage, Inc.	727,448	19,466
*	SolarEdge Technologies, Inc.	121,541	34,429
*	Varonis Systems, Inc.	1,105,332	26,462
*	Wolfspeed, Inc.	186,413	12,870
			411,386
	Industrials—19.8%
	Advanced Drainage Systems, Inc.	250,400	20,525
*	Axon Enterprise, Inc.	298,748	49,571
	Brink’s Co.	654,916	35,176
*	Builders FirstSource, Inc.	740,215	48,025
	BWX Technologies, Inc.	1,007,852	58,536
*	Casella Waste Systems, Inc.	301,361	23,901
*	Chart Industries, Inc.	261,187	30,097
	HEICO Corp.	198,856	23,833
	Lincoln Electric Holdings, Inc.	116,235	16,795
*	Mercury Systems, Inc.	846,001	37,850
*	Shoals Technologies Group, Inc.	676,330	16,685
*	Trex Co., Inc.	524,821	22,216
*	WillScot Mobile Mini Holdings Corp.	341,300	15,416
			398,626
	Consumer Discretionary—11.5%
*	Burlington Stores, Inc.	121,061	24,546
*	Fox Factory Holding Corp.	264,706	24,149
*	Leslie’s, Inc.	1,859,474	22,704
*	National Vision Holdings, Inc.	1,032,962	40,038
*	Planet Fitness, Inc.	389,400	30,685
	Pool Corp.	105,500	31,896
*	Revolve Group, Inc.	803,692	17,890
	Wyndham Hotels & Resorts, Inc.	542,845	38,710
			230,618
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Energy—7.5%
	Cameco Corp.	1,660,262	$37,638
*	Denbury, Inc.	240,985	20,971
	New Fortress Energy, Inc.	574,512	24,371
*	TechnipFMC PLC†	3,153,900	38,446
	Whitecap Resources, Inc.	3,714,000	29,526
			150,952
	Materials—4.9%
	CF Industries Holdings, Inc.	271,431	23,126
	Crown Holdings, Inc.	485,787	39,937
	Martin Marietta Materials, Inc.	104,096	35,181
			98,244
	Financials—4.6%
	Ares Management Corp.	323,240	22,123
	Carlyle Group, Inc.	522,900	15,603
	Virtu Financial, Inc.	1,426,736	29,120
	Western Alliance Bancorp	431,582	25,705
			92,551
	Consumer Staples—4.4%
*	Freshpet, Inc.	258,600	13,646
	Lancaster Colony Corp.	155,000	30,582
*	Performance Food Group Co.	757,895	44,253
			88,481
	Real Estate—0.9%
	FirstService Corp.	153,968	18,869
	Communication Services—0.8%
*	Live Nation Entertainment, Inc.	237,212	16,543
	Total Common Stocks—97.5% (cost $1,861,347)		1,961,277

	Rights
	Health Care—0.0%
*	Abiomed, Inc. CVR**	80,133	—
	Total Rights—0.0% (cost $82)		—

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $50,730, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $51,736	$50,722	50,722
	Total Repurchase Agreement—2.5% (cost $50,722)		50,722
	Total Investments—100.0% (cost $1,912,151)		2,011,999
	Cash and other assets, less liabilities—0.0%		326
	Net assets—100.0%		$2,012,325

ADR = American Depository Receipt

CVR = Contingent Value Right

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at December 31, 2022.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton, CFA Mark C. Thompson, CFA

The William Blair Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 21.59% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), decreased 26.36%.

For the year, outperformance was broad-based and primarily the result of stock specific dynamics, with positive relative results across most sectors. Top contributors included TechnipFMC (Energy), BWX Technologies (Industrials), Acadia Healthcare (Health Care), Penumbra (Health Care) and Merit Medical (Health Care). Shares of TechnipFMC, an equipment and service provider for offshore oil and gas projects, benefited from improved pricing and share gains against the backdrop of an accelerating offshore cycle. BWX Technologies, the sole-source provider of propulsion systems for the U.S. Navy, reported solid earnings results, as well as continued progress in the medical isotopes business. From a style perspective, our typical valuation sensitivity was a modest tailwind as the most expensive stocks in the Index underperformed. Top detractors for the year were Kornit Digital (Industrials), Codexis (Health Care), The Beauty Health Co (Consumer Staples), Pulmonx (Health Care) and Owens & Minor (Health Care). Kornit Digital, a manufacturer of innovative digital textile printers and inks, lagged as macro-related headwinds impacted orders. Protein engineering company Codexis experienced demand weakness for pre-clinical projects in the area of drug discovery and formulation.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

24	Annual Report	December 31, 2022

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(21.59)%	6.99%	7.94%	12.70%	—%
Class I	(21.39)	7.27	8.21	12.98	—
Class R6	(21.35)	7.34	—	—	6.75
Russell 2000® Growth Index	(26.36)	0.65	3.51	9.20	2.55

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—22.4%
*	Acadia Healthcare Co., Inc.	65,839	$5,420
*	Allscripts Healthcare Solutions, Inc.	309,858	5,466
*	Amicus Therapeutics, Inc.	585,810	7,153
*	Axogen, Inc.	409,434	4,086
*	Azenta, Inc.	98,345	5,726
*	Blueprint Medicines Corp.	45,920	2,012
*	Certara, Inc.	305,993	4,917
	Encompass Health Corp.	141,650	8,472
*	Globus Medical, Inc.	123,040	9,138
*	Halozyme Therapeutics, Inc.	127,020	7,227
*	HealthEquity, Inc.	68,165	4,202
*	Insmed, Inc.	143,450	2,866
*	Inspire Medical Systems, Inc.	36,910	9,297
*	Ligand Pharmaceuticals, Inc.	39,120	2,613
*	Merit Medical Systems, Inc.	151,250	10,681
*	OmniAb, Inc.	699,159	2,517
*	OmniAb, Inc. 12.50 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	OmniAb, Inc. 15.00 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	Owens & Minor, Inc.	216,380	4,226
*	Penumbra, Inc.	34,590	7,695
*	Treace Medical Concepts, Inc.	203,170	4,671
*	Twist Bioscience Corp.	116,506	2,774
*	Veracyte, Inc.	155,450	3,689
*	Vericel Corp.	136,250	3,589
			118,437
	Industrials—22.1%
*	ACV Auctions, Inc.	459,160	3,770
	Albany International Corp.	108,035	10,651
	Brink’s Co.	195,216	10,485
*	Builders FirstSource, Inc.	72,330	4,693
	BWX Technologies, Inc.	209,867	12,189
*	Casella Waste Systems, Inc.	144,350	11,448
*	Chart Industries, Inc.	45,593	5,254
	Douglas Dynamics, Inc.	177,993	6,436
*	Ducommun, Inc.	154,642	7,726
*	Energy Recovery, Inc.	389,836	7,988
*	Kornit Digital Ltd.†	179,160	4,115
	Lincoln Electric Holdings, Inc.	52,820	7,632
	Luxfer Holdings PLC†	450,756	6,184
*	Mercury Systems, Inc.	170,036	7,608
*	Montrose Environmental Group, Inc.	181,298	8,048
*	Stem, Inc.	337,406	3,016
			117,243
	Information Technology—17.0%
*	Alarm.com Holdings, Inc.	101,740	5,034
*	Ambarella, Inc.†	38,360	3,154
	American Software, Inc.	283,900	4,168
*	Euronet Worldwide, Inc.	73,530	6,940
*	JFrog Ltd.†	165,360	3,527
*	Novanta, Inc.†	40,810	5,545
*	PagerDuty, Inc.	170,460	4,527

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	PDF Solutions, Inc.	234,207	$6,680
	Power Integrations, Inc.	40,510	2,905
*	PROS Holdings, Inc.	199,570	4,842
*	Pure Storage, Inc.	192,336	5,147
*	SiTime Corp.	27,245	2,769
*	Varonis Systems, Inc.	236,090	5,652
*	Verra Mobility Corp.	748,619	10,353
*	Vertex, Inc.	370,573	5,377
*	WNS Holdings Ltd.—ADR	109,842	8,786
*	Workiva, Inc.	55,220	4,637
			90,043
	Consumer Discretionary—11.9%
*	Boot Barn Holdings, Inc.	73,704	4,608
	Cheesecake Factory, Inc.	217,580	6,899
*	Fox Factory Holding Corp.	44,120	4,025
*	Golden Entertainment, Inc.	115,240	4,310
*	Grand Canyon Education, Inc.	74,130	7,833
*	National Vision Holdings, Inc.	285,098	11,050
*	Overstock.com, Inc.	141,950	2,748
*	Revolve Group, Inc.	105,457	2,348
	Signet Jewelers Ltd.†	66,920	4,551
*	Skyline Champion Corp.	104,740	5,395
	Wingstop, Inc.	21,366	2,940
	Winmark Corp.	26,110	6,158
			62,865
	Energy—8.6%
	Cameco Corp.	342,720	7,770
	ChampionX Corp.	203,770	5,907
*	Denbury, Inc.	50,269	4,374
*	Green Plains, Inc.	194,142	5,921
*	TechnipFMC PLC†	1,141,600	13,916
	Whitecap Resources, Inc.	954,040	7,585
			45,473
	Communication Services—3.9%
*	Gogo, Inc.	341,220	5,037
*	QuinStreet, Inc.	277,025	3,975
*	Ziff Davis, Inc.	89,763	7,100
*	ZipRecruiter, Inc.	294,100	4,829
			20,941
	Consumer Staples—3.9%
*	Beauty Health Co.	313,640	2,854
*	Performance Food Group Co.	168,360	9,831
*	Vita Coco Co., Inc.	207,366	2,866
*	Vital Farms, Inc.	358,330	5,346
			20,897
	Real Estate—2.4%
	Colliers International Group, Inc.	54,708	5,035
	FirstService Corp.	62,877	7,706
			12,741

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2022

Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Materials—2.4%
	Ardagh Metal Packaging SA†	729,560	$3,509
*	Century Aluminum Co.	243,090	1,988
	Orion Engineered Carbons SA†	391,397	6,971
			12,468
	Financials—2.3%
*	Goosehead Insurance, Inc.	68,520	2,353
	PacWest Bancorp	189,970	4,360
	Wintrust Financial Corp.	64,820	5,478
			12,191
	Total Common Stocks—96.9% (cost $474,693)		513,299

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $13,901, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $14,177	$13,899	13,899
	Total Repurchase Agreement—2.6% (cost $13,899)		13,899
	Total Investments—99.5% (cost $488,592)		527,198
	Cash and other assets, less liabilities—0.5%		2,639
	Net assets—100.0%		$529,837

ADR = American Depository Receipt

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. These holdings represent 0.00% of the Fund’s net assets at December 31, 2022.

# = Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). The value of such restricted securities represents 0.00% of the Fund’s net assets at December 31, 2022.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Gary Merwitz

The William Blair Small Cap Value Fund (Class N shares) (the “Fund”) posted a 11.36% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), decreased 14.48%.

The Fund’s relative outperformance during the period was driven by the combination of stock selection and style observations during the year given its quality biases compared to the Index. From a style perspective, the value indices witnessed a continued preference for higher quality stocks with cheaper valuations which provided our strategy with a tailwind for the year. Furthermore, within the Index, quality and value (as defined by the highest return on equity and the lowest price/earnings ratios, respectively) were the best performing attributes for the year.

At the sector level, the Fund’s Health Care holdings were a major contributor to relative performance in 2022. A lack of exposure to the poorly performing biotechnology subsector was a major contributor to this result, but several of the Fund’s Health Care holdings posted significantly positive returns, including Health Care supplier Lantheus Holdings.

The Fund was also positively impacted by a relative outperformance by the Fund’s holdings in the Information Technology sector. The Fund’s Information Technology holdings held up much better than the Index peers in a difficult market, only declining 9.9% versus a much steeper loss of 26.8% for the Index. The outperformance was broad based contributing to relative performance in the hardware, software, and semiconductor subsectors as many of the supply chain issues that hindered these companies’ results over the last 18 months appear to be easing.

On the negative side, the Fund’s Energy sector holdings struggled to pace with Index constituents which rose over 60% for the year. The Fund was significantly underweight to Energy shares in the first half of the year, which was a large drag on relative performance as oil and natural gas prices spiked. Our exposure to companies serving the offshore drilling market was also a cause of this relative underperformance as the market favored companies benefitting from the increase in onshore shale drilling which is ramping up faster.

The Fund’s underweight positions in the Utilities and Financials sectors were also a drag on relative performance for the year. The portfolio was negatively impacted by top detractor Argo Group International in the property and casualty subsector.

Another disappointment in the year came from the Industrials sector, where the Fund’s holdings fell 15.1% compared to a 12.7% decline for Index constituents. The Fund was significantly overweight in the commercial and professional services subsector, which declined more than 17% in the year. These companies are more domestically oriented and tend to be less cyclical which in our view makes their weaker performance surprising. The Fund’s performance in 2022 was also hindered by Great Lakes Dredge and Dock which declined 62% after reporting a challenging result due to adverse weather conditions and multiple operational issues. Management will need to demonstrate better execution, but we believe the stock is undervalued and the long-term growth drivers, including infrastructure spending and port dredging and expansion demand, are still intact.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

28	Annual Report	December 31, 2022

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(11.36)%	—%	—%	—%	(2.59)%
Class I	(11.12)	5.76	5.13	9.97	—
Class R6	(11.06)	—	—	—	(2.25)
Russell 2000® Value Index	(14.48)	4.70	4.13	8.48	(5.69)

(a)	Since inception is for the period from July 17, 2021 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—22.1%
	Ameris Bancorp	310,853	$14,654
	Argo Group International Holdings Ltd.†	315,326	8,151
	Atlantic Union Bankshares Corp.	364,829	12,820
	Banc of California, Inc.	712,861	11,356
	Berkshire Hills Bancorp, Inc.	399,255	11,938
	Brightsphere Investment Group, Inc.	472,552	9,725
	Compass Diversified Holdings	569,459	10,381
	ConnectOne Bancorp, Inc.	410,459	9,937
	Dime Community Bancshares, Inc.	411,959	13,113
	Eastern Bankshares, Inc.	733,717	12,657
	Enterprise Financial Services Corp.	274,972	13,463
	First Bancorp	288,347	12,353
	First Merchants Corp.	325,013	13,361
	Hancock Whitney Corp.	61,563	2,979
	MGIC Investment Corp.	923,798	12,009
	Old National Bancorp	819,331	14,732
	Pacific Premier Bancorp, Inc.	330,933	10,444
*	PRA Group, Inc.	417,315	14,097
	Seacoast Banking Corp. of Florida	370,882	11,568
	Simmons First National Corp.	510,975	11,027
*	Texas Capital Bancshares, Inc.	248,707	14,999
	Veritex Holdings, Inc.	369,748	10,382
	Washington Federal, Inc.	368,182	12,352
			268,498
	Industrials—19.4%
	ABM Industries, Inc.	322,428	14,322
*	Aerojet Rocketdyne Holdings, Inc.	36,761	2,056
	Albany International Corp.	169,287	16,690
	Armstrong World Industries, Inc.	152,595	10,467
	Astec Industries, Inc.	118,345	4,812
	Brady Corp.	268,814	12,661
*	CBIZ, Inc.	321,881	15,080
	Deluxe Corp.	506,881	8,607
	Federal Signal Corp.	262,991	12,221
	GrafTech International Ltd.	1,204,699	5,734
	Granite Construction, Inc.	409,021	14,344
*	Great Lakes Dredge & Dock Corp.	960,633	5,716
	Hillenbrand, Inc.	295,520	12,610
*	Hub Group, Inc.	164,417	13,070
*	KAR Auction Services, Inc.	606,395	7,913
	Marten Transport Ltd.	592,821	11,726
	MillerKnoll, Inc.	440,985	9,265
	Mueller Water Products, Inc.	601,464	6,472
*	PGT Innovations, Inc.	560,301	10,063
*	SP Plus Corp.	302,233	10,494
	Tennant Co.	59,902	3,688
	Terex Corp.	374,084	15,981
	Werner Enterprises, Inc.	292,211	11,764
			235,756

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—13.9%
	Advanced Energy Industries, Inc.	112,681	$9,666
	AudioCodes Ltd.†	549,935	9,838
	Belden, Inc.	272,554	19,597
*	Cognyte Software Ltd.†	1,085,516	3,376
*	Conduent, Inc.	2,511,951	10,173
	CSG Systems International, Inc.	195,066	11,158
*	Knowles Corp.	881,512	14,474
	Kulicke & Soffa Industries, Inc.	279,701	12,380
	Maximus, Inc.	172,198	12,627
	Methode Electronics, Inc.	371,314	16,475
*	NetScout Systems, Inc.	441,612	14,357
*	Plexus Corp.	87,528	9,009
	Progress Software Corp.	316,217	15,953
*	Verint Systems, Inc.	268,039	9,725
			168,808
	Consumer Discretionary—12.8%
*	Adient PLC†	297,505	10,321
	Bloomin’ Brands, Inc.	621,292	12,500
	Carter’s, Inc.	178,665	13,330
	Cracker Barrel Old Country Store, Inc.	85,949	8,143
	Designer Brands, Inc.	734,996	7,188
	El Pollo Loco Holdings, Inc.	556,658	5,544
	La-Z-Boy, Inc.	477,317	10,892
	Oxford Industries, Inc.	93,686	8,730
	Standard Motor Products, Inc.	369,585	12,862
	Steven Madden Ltd.	414,200	13,238
*	Taylor Morrison Home Corp.	415,921	12,623
*	Tri Pointe Homes, Inc.	599,094	11,137
*	Universal Electronics, Inc.	209,244	4,354
*	Urban Outfitters, Inc.	600,532	14,323
	Winnebago Industries, Inc.	195,340	10,295
			155,480
	Real Estate—7.4%
	Brandywine Realty Trust	630,811	3,880
	CareTrust REIT, Inc.	503,105	9,348
	Elme Communities	652,709	11,618
	Empire State Realty Trust, Inc.	1,472,851	9,927
	Four Corners Property Trust, Inc.	434,333	11,262
	Kite Realty Group Trust	767,560	16,157
	Pebblebrook Hotel Trust	569,415	7,624
	Sunstone Hotel Investors, Inc.	945,087	9,130
	UMH Properties, Inc.	687,328	11,066
			90,012
	Materials—6.1%
	Greif, Inc.	179,362	12,028
	Kaiser Aluminum Corp.	167,011	12,686
	Materion Corp.	142,466	12,467
	Minerals Technologies, Inc.	192,261	11,674
	Myers Industries, Inc.	515,889	11,469
	Orion Engineered Carbons SA†	762,708	13,584
			73,908

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2022

Small Cap Value Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Health Care—5.6%
*	ANI Pharmaceuticals, Inc.	192,746	$7,754
*	Integer Holdings Corp.	217,290	14,876
*	Lantheus Holdings, Inc.	216,951	11,056
*	ModivCare, Inc.	101,371	9,096
*	NextGen Healthcare, Inc.	562,533	10,564
*	NuVasive, Inc.	172,966	7,133
*	Owens & Minor, Inc.	347,987	6,796
			67,275
	Energy—4.0%
*	Dril-Quip, Inc.	448,423	12,184
*	Earthstone Energy, Inc.	639,589	9,101
*	Expro Group Holdings NV†	755,894	13,704
	SM Energy Co.	370,529	12,906
			47,895
	Consumer Staples—3.7%
*	Central Garden & Pet Co.	305,013	10,919
	Edgewell Personal Care Co.	239,496	9,230
	Spectrum Brands Holdings, Inc.	106,709	6,501
*	Sprouts Farmers Market, Inc.	199,777	6,467
*	TreeHouse Foods, Inc.	241,499	11,925
			45,042
	Utilities—2.1%
	NorthWestern Corp.	217,043	12,879
	Spire, Inc.	180,915	12,458
			25,337
	Communication Services—0.9%
	John Wiley & Sons, Inc.	283,838	11,370
	Total Common Stocks—98.0% (cost $1,182,940)		1,189,381

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $24,686, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $25,175	$24,682	24,682
	Total Repurchase Agreement—2.0% (cost $24,682)		24,682
	Total Investments—100.0% (cost $1,207,622)		1,214,063
	Cash and other assets, less liabilities—0.0%		145
	Net assets—100.0%		$1,214,208

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	31

Global Markets Review and Outlook

Global equities advanced in the fourth quarter (the MSCI ACWI IMI returned +9.84% for the quarter and -18.40% for the year in USD terms), marking the end to the worst year for global equities in more than a decade. Growth equities underperformed value-oriented equities (the MSCI ACWI IMI Growth returned +5.67% for the fourth quarter and -28.24% year-to-date, while the MSCI ACWI IMI Value returned +13.98% for the fourth quarter and -8.07% year-to-date) as equity markets rallied behind a more dovish outlook for U.S. Federal Reserve (Fed) interest rate hikes and loosened COVID-19 restrictions in China. From a global sector perspective, energy was the only sector to outperform on a year-to-date period (+17.35% during the fourth quarter and +34.10% year-to-date as measured by the MSCI ACWI IMI), while consumer discretionary and communication services lagged (+0.84% during the fourth quarter and -30.99% year-to-date and +2.68% during the fourth quarter and -35.29% year-to-date, respectively, as measured by the MSCI ACWI IMI).

U.S. equities advanced during the fourth quarter (+7.08% for the quarter and -19.61% year-to-date as measured by the MSCI USA IMI) as investor optimism was bolstered by the prospect of cooling inflation and that policy tightening would slow. Hopes for a near-term peak in the Fed tightening cycle were fueled by some positive developments on the inflation front, including cooler Consumer Price Index (CPI) prints for both October and November. While the latest CPI print for November slowed to 0.1% month-on-month, inflation remains elevated at 7.1% year-on-year. Nevertheless, the final Fed rate hike of the year was 50 basis points, a pivot from the four straight 75-basis-point increases in 2022.

European equities outperformed global markets for the fourth quarter (+19.52% for the quarter and -16.71% year-to-date, as measured by the MSCI Europe IMI), capping off a difficult year, mainly from the fallout of Russia’s invasion of Ukraine and subsequent energy crisis. Within the U.K., equities advanced (+17.24% for the fourth quarter and -9.76% year-to-date, as measured by the MSCI United Kingdom IMI), following a turbulent September. On the political front, former Prime Minister Liz Truss stepped down and Rishi Sunak from the Conservative Party was appointed. Similarly, Europe ex-U.K. advanced (+20.28% for the fourth quarter and -18.85% year-to-date, as measured by the MSCI Europe ex-UK IMI), aided by a rally in the fourth quarter amid hopes that cooling inflation would sway central banks.

Emerging markets gained (+9.50% for the fourth quarter and -19.83% year-to-date, as measured by the MSCI EM IMI) broadly across countries. Chinese equities rebounded (+13.83% for the fourth quarter and -22.03% year-to-date) on news of the relaxation of the zero-COVID policies, which helped boost optimism for economic growth in 2023. Similarly, Latin America returns continued to advance (+5.45% for the fourth quarter and +7.26% year-to-date, as measured by the MSCI EM Latin America IMI), bolstered primarily by Argentina (+32.68 for the fourth quarter and +35.91% year-to-date, as measured by MSCI Argentina) and Mexico (+13.47% for the fourth quarter and flat for the year). Brazil, which outperformed for most of 2022, underperformed on a relative basis in the fourth quarter (+1.37% for the fourth quarter and +10.31% year-to-date, as measured by MSCI Brazil IMI) amid investor concerns about President Luiz Inácio Lula da Silva’s plans to ramp up fiscal spending. EMEA gained (+6.65% for the fourth quarter and -25.62% year-to-date, as measured by the MSCI EM EMEA IMI) despite weaker returns from Qatar and Saudi Arabia (-14.43% during the fourth quarter and -7.37% year-to-date, as measured by MSCI Qatar IMI, and -7.32% during the fourth quarter and -5.13% year-to-date, as measured by MSCI Saudi Arabia IMI), which were impacted by weaker energy prices.

Our outlook has two primary elements: first, the current cycle and the implications for markets in 2023. Second, we address the bigger issue, relating to the developing likelihood we have begun to shift into a different economic and market environment, marking a different era than we have seen in the decade-plus post the Global Financial Crisis (GFC).

We likely experienced peak rates of inflation during the fourth quarter of 2022 and thus as price increases abate, we may be finally nearing the end of the central bank tightening in the coming months. However, while perhaps peaking, inflation is likely to remain above the historically low levels experienced during the last decade. Tight labor markets and the slowing rate of globalization are probable key culprits.

Global central banks have been vigilant managing these inflationary forces, and even if we are at the tipping point of the current tightening cycle, it is quite possible that interest rates remain at levels above what we have been used to during the post-GFC era.

Regarding economic growth, there is great debate about whether a recession in the U.S. can be avoided, but the precision is not relevant. It is clear to us that we are and will be in a slowdown during the first part of 2023, and that will be felt even deeper in Europe.

Corporate earnings growth is projected to be slower in 2023 than 2022, and consensus estimates still appear too high in our estimation. The market started to acknowledge slower corporate earnings growth in the fourth quarter of last year, and we expect that will pick up in the first months of this year.

32	Annual Report	December 31, 2022

Global Markets Review and Outlook

China is a different story, as growth should accelerate as it emerges from extended COVID-related lockdowns. However, we expect growth will be uneven, and not as strong as we have seen elsewhere given there has not been as much fiscal support to boost consumption in China.

Interestingly, pent-up travel demand from China is likely to contribute more to persistent inflation than is generally understood. We expect that close to 300 million of China’s population could be traveling abroad in the next several quarters, buoying demand for goods and services outside of China increasing inflation volatility—one of the reasons we believe inflation may prove to be stickier this year.

With that backdrop–lower but elevated rates of inflation, interest rates remaining above that seen in the last decade, and sluggish economic and corporate profit growth–it will remain a difficult equity market to navigate. While the big move in valuation occurred in the early parts of 2022, we still believe valuation will remain a powerful factor. In other words, we expect that market returns will be a function of earnings growth rather than valuation.

The nature of this market environment and the potential for shifts in where we might find future earnings growth in 2023 and beyond are discussed in the next section.

We postulate that the period post GFC was anomalous, and going forward we expect we may experience marginal shifts to the investing environment that would suggest an era dating back to prior decades rather than merely reverting back to the 2010s.

It has been well documented, but worth noting, that the unusual shock to the global economy and markets resulting from the GFC led to a decade of extremely accommodative monetary policies, lowering interest rates to historic levels. The period was also unusual in that the expansion was quite protracted, intermittently lasting for most of the decade. We witnessed the continuation of globalization and China’s ascension into the world’s second biggest economy, with still high (>6%) rates of growth as key drivers, as well as the continuation of innovation and productivity enabled by the digitalization of many areas of the industrial and consumer economy.

Thus, we experienced a long, albeit low growth, expansion accompanied by very modest inflation. This ultimately led to a period of strong returns for equities and risk assets, as “TINA”—there is no alternative—took hold in a low (zero) interest rate environment.

This ballooned during the pandemic, once it was clear to the markets that global central banks were going to do whatever was necessary to keep economic demand from plummeting. The bubble was pricked in 2022, as inflation and rates accelerated at an historic rate.

Beyond this year, there is no reason to believe that underlying real structural growth will be materially different than what we have seen in the prior decade. If anything, there may be slight risks to the downside. Inflation and interest rates have shifted upward, and we think the forces that caused this may be beyond just this current pandemic-influenced economic cycle. Unfortunately, we do not believe that these increases will revert to recent lows in the near future, as the move from quantitative easing to quantitative tightening is just underway.

Because it sets the stage for corporate performance, but also perhaps more importantly market leadership. We believe the environment has changed enough that market leadership will be broader in the coming years as compared to the pre-pandemic era.

We look to previous central bank tightening cycles for some perspective. Our analysis shows that following the peak of prior tightening cycles, inflation remained sticky, persisting up to two years, corporate earnings growth receded, and valuation remained a dominant factor. We believe this is likely to be the case for the intermediate-term investing period.

Despite this backdrop, we still believe companies that persistently out-earn their cost of capital, grow their asset bases with high returns on invested capital, and innovate to solve customer needs will be attractive investments. But as we experienced post the dot-com bubble, we believe the market needs to recalibrate expectations. We have experienced the first phase of this in 2022 but expect that it could take the next few years for this to fully materialize.

December 31, 2022	William Blair Funds	33

Global Markets Review and Outlook

We think diversity of growth, industries, and business models at appropriate levels of valuation will make for optimal portfolio construction and investment returns. This is different than most of the 2010’s, where concentrated investment strategies optimized for maximization of expected growth, in a small number of industries, with in many cases similar business models outperformed massively. We have seen these before, the Nifty Fifty of the 1970’s and the tech bubble of the 1990s.

Each of these periods were symbolized by concentration of market leadership and a narrowness of what was favored—at the extreme expense of almost everything else. This really is not reflective of longer-term market environments characterized by much more breadth and diversity in both the real economy and the markets.

Looking forward, we believe there should be opportunities for growth equities from numerous sources. We believe that marginal changes to growth rates, in both directions, will likely drive investment performance. Companies with superior capital allocation strategies should prove to be attractive. We believe the delivery of cash flows will likely be favored over promise of growth, in other words, lower versus longer duration. In our view, quality, cash flows, and predictability will be favored. We believe “old economy cyclicals” that were left for dead (commodities, financials) may continue their resurrection.

As growth equity investors for now close to three decades, we welcome this shift back to “normal” as breadth and diversity of investment ideas have been a hallmark of our success.

34	Annual Report	December 31, 2022

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Global Leaders Fund (Class N shares) (the “Fund”) posted a 29.49% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), decreased 18.40%.

Underperformance versus the Index was largely due to style headwinds amid strong outperformance of low-valuation stocks. The underperformance was highly correlated to the inflationary pressures and increase in interest rates, leading to significant multiple contraction for growth companies. Quality companies, which typically offer downside protection, did not help offset the underperformance amid the largely indiscriminate sell-off of high-growth, high-price-to-earnings (P/E) stocks.

Stock selection was the primary driver of negative performance and was persistent across most sectors and regions due to the overarching style headwinds seen in 2022. Stock selection within Health Care, Information Technology, and Industrials was particularly negative, while Consumer Discretionary was positive.

Within Health Care, Align Technology (Align) and Charles River Laboratories (Charles River) were the largest drivers of relative underperformance. Align designs, manufactures, and markets clear aligners and intraoral scanners for dentistry, as well as computer-aided design and manufacturing software for dental laboratories and dental practitioners. Align results have deteriorated meaningfully this year given the tough consumer environment and macroeconomic backdrop. Results have been negatively impacted by both volume and pricing. We exited the position late in the year as we believe there is risk of further downside to Align’s results and the stock price. Charles River is a leading contract research organization that has evolved to be the global leader in the early-stage portion of the research market holding a dominant market share lead. The stock underperformance mostly occurred in the first half of the year as full-year guidance was lowered and the stock P/E multiple declined from an all-time high to below its long-term average. Toward the end of the year, the company reported better results, and we continue to have confidence in Charles River’s competitive position. Partially offsetting this was positive stock selection from Novo Nordisk (Novo), a leader in diabetes and obesity care. Throughout the year the company delivered strong corporate results and consistently raised its forward guidance. Novo’s launch of Wegovy, an obesity drug, got off to an incredible start, and we see a long runway of growth for Novo’s obesity franchise given its pipeline progression and the large market opportunity.

Selection in Information Technology was negative, largely driven by Atlassian and Salesforce. Atlassian designs and develops enterprise software for project management, collaboration, issue tracking, integration, deployment, and support services. Layoffs and the slower pace of hiring among customers are leading to slower growth at Atlassian and the business is more sensitive to economic conditions than we previously thought. Atlassian’s full year 2023 guidance was recently lowered. At the same time, Atlassian is a high-valuation, long-duration stock. We exited the position during the fourth quarter. While corporate performance in the most recent quarter for Salesforce was strong, forward-looking revenue came in lower than expected, and the company also announced the departure of its co-CEO, weighing on the stock price. Industrials stock selection also contributed to relative underperformance as Nihon M&A Center (Nihon) and Rational AG (Rational) underperformed. Nihon specializes in providing mergers and acquisitions intermediary services to small and midsize companies in Japan. Nihon recently experienced a revenue-recognition accounting issue and subsequent negative impact to near-term fundamentals as the company works to improve internal controls, corporate governance, and sales culture. We have yet to see a rebound in company fundamentals that would give us confidence in the near term, and we exited the position late in the year. Rational manufactures cooking appliances that combine convection and steam cooking into single appliances,

December 31, 2022	William Blair Funds	35

Global Leaders Fund

primarily for commercial use. While company results have been mostly strong, the stock has not performed well, largely due to its high valuation. The stock reached a peak forward P/E multiple of 81 times in 2021 and has come back down to 35 times in 2022 and is slightly below its long-term average as of the end of the period.

Selection within Consumer Discretionary was positive during the year, largely due to strong performance of Ulta Beauty (Ulta) and Compass Group. We believe Ulta is well positioned in the structurally attractive beauty category, benefiting from the continued channel shift away from department stores, strong user activation/engagement, and an expanding portfolio with newness and a higher mix of prestige brands and skincare products. Ulta has a resilient business model characterized by a balanced product offering with a wide breadth of appeal across categories, price points, brands, and services. We believe that its strong digital capabilities, coupled with an attractive in-store retail experience, have made Ulta’s business more defensible against the likes of Amazon. The stock performed well as the company had three consecutive quarters of beating earnings expectations and raising forward-looking guidance. Compass Group is the global leader in outsourced foodservice and other support services to private businesses, schools and colleges, hospitals, and in remote environments. It is benefiting from the ongoing global trend toward outsourcing foodservice and hospitality services. Share prices outperformed on stronger-than-anticipated organic growth across segments and regions as revenue exceeded 2019 levels.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

36	Annual Report	December 31, 2022

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(29.49)%	2.62%	5.47%	8.20%
Class I	(29.28)	2.88	5.73	8.49
Class R6	(29.30)	2.92	5.78	8.56
MSCI ACW IMI (net)	(18.40)	3.89	4.96	7.94

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	37

Global Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—50.8%
	Canada—3.5%
	Canadian Pacific Railway Ltd. (Road & rail)	24,562	$1,832
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	4,408	1,412
			3,244
	United States—47.3%
*	Alphabet, Inc. (Interactive Media & Services)	28,120	2,481
*	Amazon.com, Inc. (Internet & direct marketing retail)	21,731	1,825
*	Autodesk, Inc. (Software)	6,283	1,174
	BlackRock, Inc. (Capital markets)	2,033	1,441
*	Charles River Laboratories International, Inc. (Life sciences tools & services)	5,954	1,297
*	CoStar Group, Inc. (Professional services)	17,737	1,371
*	Enphase Energy, Inc. (Semiconductors & semiconductor equipment)	2,298	609
	Estee Lauder Cos., Inc. (Personal products)	5,250	1,303
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	2,803	1,143
	Intercontinental Exchange, Inc. (Capital markets)	13,118	1,346
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	4,365	1,158
	Mastercard, Inc. (IT services)	9,149	3,181
*	Meta Platforms, Inc. (Interactive Media & Services)	8,872	1,068
	Microsoft Corp. (Software)	12,971	3,111
	NextEra Energy, Inc. (Electric utilities)	17,048	1,425
	NIKE, Inc. (Textiles, apparel & luxury goods)	12,564	1,470
	Old Dominion Freight Line, Inc. (Road & rail)	3,142	892
*	PayPal Holdings, Inc. (IT services)	12,209	870
	Prologis, Inc. (Equity REIT)	5,626	634
	Roper Technologies, Inc. (Software)	3,016	1,303
*	Salesforce, Inc. (Software)	12,357	1,638
*	SVB Financial Group (Banks)	1,984	457
*	Synopsys, Inc. (Software)	4,298	1,372
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,423	1,885
*	Ulta Beauty, Inc. (Specialty retail)	4,919	2,307
	UnitedHealth Group, Inc. (Health care providers & services)	4,289	2,274
*	Veeva Systems, Inc. (Health care technology)	2,664	430
	Watsco, Inc. (Trading companies & distributors)	4,194	1,046
*	Workday, Inc. (Software)	9,865	1,651
	Zoetis, Inc. (Pharmaceuticals)	7,827	1,147
			43,309

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—27.5%
	Denmark—4.6%
	DSV AS (Air freight & logistics)	10,841	$1,711
	Novo Nordisk AS (Pharmaceuticals)	18,708	2,526
			4,237
	France—6.0%
	Airbus SE (Aerospace & defense)	26,529	3,153
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	3,245	2,362
			5,515
	Germany—4.1%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	57,705	1,756
	MTU Aero Engines AG (Aerospace & defense)	9,204	1,992
			3,748
	Ireland—1.0%
*	Ryanair Holdings PLC—ADR (Airlines)	12,251	916
	Netherlands—2.1%
*	Adyen NV (IT services)	927	1,279
	ASML Holding NV (Semiconductors & semiconductor equipment)	1,189	641
			1,920
	Sweden—5.8%
	Atlas Copco AB (Machinery)	142,369	1,680
	Evolution AB (Hotels, restaurants & leisure)	10,703	1,041
	Hexagon AB (Electronic equipment, instruments & components)	173,145	1,809
	Indutrade AB (Machinery)	36,846	745
			5,275
	Switzerland—3.9%
	Lonza Group AG (Life sciences tools & services)	2,467	1,209
	Partners Group Holding AG (Capital markets)	1,252	1,106
	Zurich Insurance Group AG (Insurance)	2,633	1,259
			3,574

	United Kingdom—7.9%
	Compass Group PLC (Hotels, restaurants & leisure)	113,901	2,640
	Experian PLC (Professional services)	36,509	1,242
	Halma PLC (Electronic equipment, instruments & components)	26,759	639
	Linde PLC (Chemicals)†	4,021	1,311
	Rentokil Initial PLC (Commercial services & supplies)	223,088	1,370
			7,202

See accompanying Notes to Financial Statements.

38	Annual Report	December 31, 2022

Global Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—4.9%
	India—3.5%
	HDFC Bank Ltd.—ADR (Banks)	24,772	$1,694
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	49,921	1,537
			3,231
	Taiwan—1.4%
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	17,071	1,272

	Asia—3.4%
	Australia—1.6%
	Aristocrat Leisure Ltd. (Hotels, restaurants & leisure)	16,537	344
	CSL Ltd. (Biotechnology)	5,642	1,105
			1,449
	Hong Kong—1.8%
	AIA Group Ltd. (Insurance)	148,800	1,655

	Japan—2.5%
	Daikin Industries Ltd. (Building products)	7,000	1,078
	Keyence Corp. (Electronic equipment, instruments & components)	3,000	1,175
			2,253

	Emerging Latin America—1.6%
	Argentina—0.9%
*	Globant SA (IT services)†	5,060	851
	Brazil—0.7%
*	MercadoLibre, Inc. (Internet & direct marketing retail)	703	595
	Total Common Stocks—98.6% (cost $63,991)		90,246

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $1,406, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $1,434	$1,406	$1,406
Total Repurchase Agreement—1.5% (cost $1,406)		1,406
Total Investments—100.1% (cost $65,397)		91,652
Liabilities, plus cash and other assets—(0.1)%		(93)
Net assets—100.0%		$91,559

ADR = American Depository Receipt
REIT = Real Estate Investment Trust
* = Non-income producing security
† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	27.0%
Industrials	21.1%
Health Care	15.7%
Consumer Discretionary	15.5%
Financials	9.9%
Communication Services	3.9%
Energy	1.7%
Utilities	1.6%
Materials	1.5%
Consumer Staples	1.4%
Real Estate	0.7%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	58.9%
Euro	12.4%
British Pound Sterling	6.5%
Swedish Krona	5.9%
Danish Krone	4.7%
Swiss Franc	4.0%
Japanese Yen	2.5%
Hong Kong Dollar	1.8%
Indian Rupee	1.7%
Australian Dollar	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	39

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Alaina Anderson, CFA

The William Blair International Leaders Fund (Class N shares) (the “Fund”) posted a 28.70% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 16.58%.

Underperformance versus the Index was largely due to style headwinds amid strong outperformance of low-valuation stocks. The underperformance was highly correlated to the inflationary pressures and increase in interest rates, which has led to significant multiple contraction for growth companies. Quality companies, which typically offer downside protection, did not help offset the underperformance amid the largely indiscriminate sell-off of high-growth, high-price-to-earnings (P/E) stocks.

From an attribution perspective, stock selection was the primary driver of negative performance and was persistent across most sectors and regions due to the overarching style headwinds seen in 2022. Selection within Industrials and Health Care were particularly negative. Within the Industrials sector, Kingspan and TOMRA Systems (TOMRA) were the largest sources of underperformance. Kingspan is a leading building materials company that has developed a differentiated technology in insulated panels. The primary advantage of its insulation products is energy efficiency, improved durability, reduced maintenance costs, and faster construction times. These “green” products also stand to benefit from existing and future legislation from nations looking to reduce their carbon footprint. While we believe it should continue to gain market share given the strong value proposition it offers customers, which is only increased by higher energy prices, the economic pressure and risk of a recession in Europe and margin pressure on input costs have reduced Kingspan’s earnings power in the near term and the position was exited in the period.

TOMRA manufactures and sells sorting machines for food, recycling, and mining with focus on high-tech solutions. The company also designs, sells, and services reverse vending machines with a focus on North America, Europe, and Australia. While TOMRA’s superior hardware and software technology, scale, and strong balance sheet should allow the company to maintain its leadership position, cost inflation was a major headwind to margins and earnings as price increases are negotiated in existing contracts. Given the market environment and expected declines in earnings in the near term, the position was exited.

Within the Health Care sector, Straumann was the largest detractor to performance. Straumann is the global leader in esthetic dentistry. The categories that the company participates in–implants, clear aligners, and digital dentistry–are growing well above global dental market rates. As a total solution provider, Straumann offers training, support, and a wide range of services to the dental industry all over the world. In addition, the company is investing in technology and expanding capacity to make clear aligners a second long-term growth pillar. Straumann was the best performing stock in our portfolio in 2021, and we trimmed the position earlier in 2022. Recent fundamental results have been strong, with revenue up 12% in the third quarter. Despite those results, P/E multiples have compressed significantly, from 58 times in 2021 to 32 times this year.

Partially offsetting these effects was an underweight to Emerging Asia, an overweight to the U.K., and strong stock selection within Consumer Discretionary led by Compass Group. Compass Group is the global leader in outsourced foodservice and other support services to private businesses, schools and colleges, hospitals, and in remote environments. It is benefiting from the ongoing global trend toward outsourcing foodservice and hospitality services. Share prices outperformed on stronger-than-anticipated organic growth across segments and regions as revenue exceeded 2019 levels.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

40	Annual Report	December 31, 2022

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(28.70)%	(0.29)%	2.61%	6.19%
Class I	(28.55)	(0.07)	2.86	6.45
Class R6	(28.51)	0.00	2.92	6.55
MSCI ACW ex-U.S. IMI (net)	(16.58)	0.20	0.85	3.98

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	41

International Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—46.3%
	Belgium—1.5%
	KBC Group NV (Banks)	236,537	$15,212
	Denmark—4.9%
	Coloplast AS (Health care equipment & supplies)	77,003	9,001
	DSV AS (Air freight & logistics)	86,358	13,631
	Novo Nordisk AS (Pharmaceuticals)	194,120	26,211
			48,843
	Finland—1.4%
	Neste Oyj (Oil, gas & consumable fuels)	301,746	13,896
	France—13.1%
	Airbus SE (Aerospace & defense)	158,887	18,882
	Dassault Systemes SE (Software)	191,451	6,864
	L’Oreal SA (Personal products)	36,221	12,935
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	38,113	27,738
	Safran SA (Aerospace & defense)	124,553	15,589
	Sartorius Stedim Biotech (Life sciences tools & services)	35,986	11,653
	Teleperformance (Professional services)	45,061	10,742
	Vinci SA (Construction & engineering)	272,626	27,225
			131,628
	Germany—1.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	515,542	15,689
	Rational AG (Machinery)	1,493	887
			16,576
	Ireland—2.0%
*	ICON PLC (Life sciences tools & services)†	104,715	20,341
	Luxembourg—2.6%
	Tenaris SA (Energy equipment & services)	1,475,556	25,722
	Netherlands—3.3%
*	Adyen NV (IT services)	10,188	14,051
	ASML Holding NV (Semiconductors & semiconductor equipment)	34,558	18,637
			32,688
	Norway—1.5%
	Equinor ASA (Oil, gas & consumable fuels)	416,871	14,970
	TOMRA Systems ASA (Commercial services & supplies)	25,819	436
			15,406
	Spain—2.4%
*	Amadeus IT Group SA (IT services)	459,433	23,877

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Sweden—4.9%
Atlas Copco AB (Machinery)	1,149,376	$13,559
Evolution AB (Hotels, restaurants & leisure)	150,705	14,665
Hexagon AB (Electronic equipment, instruments & components)	1,548,658	16,177
Indutrade AB (Machinery)	241,333	4,882
		49,283
Switzerland—7.1%
Lonza Group AG (Life sciences tools & services)	30,412	14,903
Partners Group Holding AG (Capital markets)	12,357	10,916
Sika AG (Chemicals)	33,573	8,050
Straumann Holding AG (Health care equipment & supplies)	100,630	11,492
Zurich Insurance Group AG (Insurance)	53,564	25,622
		70,983

United Kingdom—19.8%
Ashtead Group PLC (Trading companies & distributors)	247,372	14,116
AstraZeneca PLC (Pharmaceuticals)	219,907	29,824
Bunzl PLC (Trading companies & distributors)	553,594	18,465
Compass Group PLC (Hotels, restaurants & leisure)	1,248,066	28,932
Diageo PLC (Beverages)	424,208	18,719
Experian PLC (Professional services)	451,188	15,344
Halma PLC (Electronic equipment, instruments & components)	385,463	9,199
Linde PLC (Chemicals)†	53,733	17,527
London Stock Exchange Group PLC (Capital markets)	188,065	16,224
Rentokil Initial PLC (Commercial services & supplies)	2,623,197	16,110
Segro PLC (Equity REIT)	755,423	6,974
Spirax-Sarco Engineering PLC (Machinery)	55,688	7,146
		198,580

Emerging Asia—10.3%
China—2.6%
China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	334,597	10,398
Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	92,400	5,229
Shenzhen Inovance Technology Co. Ltd. (Machinery)	1,028,969	10,287
		25,914
India—5.8%
Housing Development Finance Corp. Ltd. (Diversified financial services)	520,704	16,629
Infosys Ltd. (IT services)	765,052	13,951
Reliance Industries Ltd. (Oil, gas & consumable fuels)	918,817	28,287
		58,867

See accompanying Notes to Financial Statements.

42	Annual Report	December 31, 2022

International Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—1.9%
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	1,301,000	$18,985

	Canada—9.9%
	Canadian Pacific Railway Ltd. (Road & rail)	397,928	29,681
	Dollarama, Inc. (Multiline retail)	323,217	18,904
	Intact Financial Corp. (Insurance)	113,138	16,286
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	49,141	15,744
	Toronto-Dominion Bank (Banks)	290,165	18,788
			99,403

	Japan—5.5%
	Daikin Industries Ltd. (Building products)	94,500	14,545
	Hoya Corp. (Health care equipment & supplies)	117,100	11,336
	Keyence Corp. (Electronic equipment, instruments & components)	48,500	19,002
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	81,700	10,101
			54,984

	Asia—4.0%
	Australia—2.1%
	Aristocrat Leisure Ltd. (Hotels, restaurants & leisure)	328,480	6,826
	CSL Ltd. (Biotechnology)	73,285	14,358
			21,184
	Hong Kong—1.9%
	AIA Group Ltd. (Insurance)	1,469,800	16,345
	Techtronic Industries Co. Ltd. (Machinery)	256,500	2,862
			19,207

	Emerging Latin America—2.0%
	Argentina—0.5%
*	Globant SA (IT services)†	27,557	4,634
	Brazil—1.5%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,865,000	7,168
*	MercadoLibre, Inc. (Internet & direct marketing retail)	9,844	8,331
			15,499
	Total Common Stocks—97.8% (cost $893,251)		981,712

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $7,610, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $7,760	$7,608	$7,608
Total Repurchase Agreement—0.7% (cost $7,608)		7,608
Total Investments—98.5% (cost $900,859)		989,320
Cash and other assets, less liabilities—1.5%		14,901
Net assets—100.0%		$1,004,221

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.5%
Information Technology	16.4%
Health Care	15.2%
Financials	14.6%
Consumer Discretionary	13.4%
Energy	8.4%
Materials	3.6%
Consumer Staples	3.2%
Real Estate	0.7%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.5%
British Pound Sterling	18.4%
U.S. Dollar	9.8%
Swiss Franc	7.2%
Indian Rupee	6.0%
Japanese Yen	5.6%
Canadian Dollar	5.5%
Swedish Krona	5.0%
Danish Krone	5.0%
Chinese Yuan Renminbi	2.6%
Australian Dollar	2.2%
Hong Kong Dollar	2.0%
New Taiwan Dollar	1.9%
Norwegian Krone	1.6%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	43

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair International Growth Fund (Class N shares) (the “Fund”) posted a 28.51% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 16.58%.

Underperformance versus the Index was largely due to style headwinds amid strong outperformance of low-valuation stocks. The underperformance was highly correlated to the inflationary pressures and increase in interest rates, which has led to significant multiple contraction for growth companies. Quality companies, which typically offer downside protection, did not help offset the underperformance amid the largely indiscriminate sell-off of high-growth, high-price-to-earnings (P/E) stocks.

From an attribution perspective, stock selection was the primary driver of negative performance and was persistent across most sectors and regions due to the overarching style headwinds seen in 2022. Stock selection within Industrials and Information Technology was particularly negative. Within the Industrials sector, Kingspan and Ashtead Group (Ashtead) were the largest sources of underperformance. Kingspan is a leading building materials company that has developed a differentiated technology in insulated panels. The primary advantage of its insulation products is energy efficiency, improved durability, reduced maintenance costs, and faster construction times. These “green” products also stand to benefit from existing and future legislation from nations looking to reduce their carbon footprint. While the economic pressure and risk of a recession in Europe, as well as margin pressure on input costs have reduced Kingspan’s earnings power in the near term, we believe it should continue to gain market share given the strong value proposition it offers customers which is only increased by higher energy prices.

Ashtead, which operates under the Sunbelt brand, rents a broad range of construction and industrial equipment from general tools to specialty equipment. The rental business is simple, with the rental provider offering customers homogenous products. While simplistic, Ashtead has the key benefit of scale in a largely fragmented market. We believe the benefits of scale are significant. Ashtead is able to buy equipment cheaper than the competition, it has a large and well-invested fleet to meet customer needs, and it has a wide-reaching and growing distribution network, ensuring that equipment is closer to the customer. These advantages have driven growth in cash flow, in turn driving further investment that has resulted in share gains and greater scale. Ashtead’s fundamental results over the year were above consensus with rental revenue up 26%. Despite these results, the stock is down year-to-date as the P/E multiple has contracted from 25 times at the beginning of the year to 14 times at the end of the year, below the company’s 10-year average.

Within the Information Technology sector, Atlassian was the largest source of underperformance. Atlassian designs and develops enterprise software for project management, collaboration, issue tracking, integration, deployment, and support services. Layoffs and the slower pace of hiring among customers are leading to slower growth at Atlassian, and the business is more sensitive to economic conditions than we previously thought. Atlassian’s full year 2023 guidance was recently lowered. At the same time, Atlassian is a high-valuation, long-duration stock. We exited the position during the period.

44	Annual Report	December 31, 2022

International Growth Fund

Partially offsetting these effects was an underweight to Emerging Asia, an overweight to the U.K., and strong stock selection within North America. Within Health Care, Novo Nordisk was a standout positive contributor. Novo Nordisk is the world leader in insulin and diabetes care and also sells other pharmaceuticals such as hormones and treatments for bleeding disorders. Novo’s competitive advantages as a large incumbent include a sizable and valuable commercial/marketing presence especially in diabetes, low-cost production particularly of insulins, and therapeutic area domain expertise that helps fuel innovation faster and at a higher level than its competitors. It performed well in 2022 on strong fundamentals including 30% growth in its obesity and diabetes franchises as it continued to increase forward guidance. We believe the obesity business will be a significant driver of future growth for the company.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2022	William Blair Funds	45

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(28.51)%	0.75%	1.78%	4.60%	—%
Class I	(28.33)	1.03	2.08	4.92	—
Class R6	(28.30)	1.11	—	—	4.00
MSCI ACW ex-U.S. IMI (net)	(16.58)	0.20	0.85	3.98	2.11

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Annual Report	December 31, 2022

International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—43.2%
	Belgium—1.5%
	KBC Group NV (Banks)	285,727	$18,376
	Warehouses De Pauw CVA (Equity REIT)	87,468	2,500
			20,876
	Denmark—4.7%
	Coloplast AS (Health care equipment & supplies)	49,731	5,813
	DSV AS (Air freight & logistics)	119,506	18,863
*	Genmab AS (Biotechnology)	26,279	11,126
	Novo Nordisk AS (Pharmaceuticals)	202,169	27,298
	Royal Unibrew AS (Beverages)	49,692	3,543
			66,643
	Finland—1.2%
	Metso Outotec Oyj (Machinery)	327,293	3,368
	Neste Oyj (Oil, gas & consumable fuels)	299,909	13,811
			17,179
	France—12.3%
	Airbus SE (Aerospace & defense)	173,466	20,615
	Capgemini SE (IT services)	70,407	11,754
	Dassault Systemes SE (Software)	285,244	10,227
	Hermes International (Textiles, apparel & luxury goods)	8,097	12,525
	L’Oreal SA (Personal products)	36,228	12,937
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	26,961	19,622
	Safran SA (Aerospace & defense)	138,464	17,330
	Sartorius Stedim Biotech (Life sciences tools & services)	26,062	8,439
*	SES-imagotag SA (Electronic equipment, instruments & components)	17,063	2,228
	Teleperformance (Professional services)	51,068	12,174
	Thales SA (Aerospace & defense)	181,905	23,230
	TotalEnergies SE (Oil, gas & consumable fuels)	126,208	7,924
	Vinci SA (Construction & engineering)	180,291	18,004
			177,009
	Germany—3.3%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	34,907	4,405
*	CTS Eventim AG & Co. KGaA (Entertainment)	100,055	6,383
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	549,394	16,720
	MTU Aero Engines AG (Aerospace & defense)	83,583	18,091
	Nemetschek SE (Software)	42,073	2,148
			47,747

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.8%
*	ICON PLC (Life sciences tools & services)†	103,509	$20,107
	Kingspan Group PLC (Building products)	112,777	6,106
			26,213
	Israel—0.8%
*	Inmode Ltd. (Health care equipment & supplies)†	87,559	3,126
	Mizrahi Tefahot Bank Ltd. (Banks)	94,220	3,053
*	Nice Ltd.—ADR (Software)	29,443	5,662
			11,841
	Italy—1.3%
	Amplifon SpA (Health care providers & services)	106,973	3,186
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	62,893	4,652
	FinecoBank Banca Fineco SpA (Banks)	411,181	6,831
	Moncler SpA (Textiles, apparel & luxury goods)	76,705	4,064
			18,733
	Luxembourg—0.8%
	Tenaris SA (Energy equipment & services)	674,961	11,766
	Netherlands—2.7%
*	Adyen NV (IT services)	6,337	8,740
	ASML Holding NV (Semiconductors & semiconductor equipment)	31,935	17,222
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	55,979	3,389
	Euronext NV (Capital markets)	61,267	4,536
	IMCD NV (Trading companies & distributors)	33,491	4,774
			38,661
	Norway—0.9%
*	AutoStore Holdings Ltd. (Machinery)	1,626,178	2,975
	Equinor ASA (Oil, gas & consumable fuels)	206,657	7,421
	Gjensidige Forsikring ASA (Insurance)	156,167	3,064
			13,460
	Spain—1.7%
*	Amadeus IT Group SA (IT services)	337,053	17,517
	EDP Renovaveis SA (Independent power & renewable electricity producers)	302,974	6,674
			24,191
	Sweden—3.7%
	Atlas Copco AB (Machinery)	1,176,630	13,881
	Beijer Ref AB (Trading companies & distributors)	224,147	3,160
	Evolution AB (Hotels, restaurants & leisure)	71,949	7,001

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	47

International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Hemnet Group AB (Interactive Media & Services)	147,819	$1,779
	Hexagon AB (Electronic equipment, instruments & components)	1,267,475	13,240
	Indutrade AB (Machinery)	214,256	4,335
	Lifco AB (Industrial conglomerates)	245,870	4,103
	Sweco AB (Construction & engineering)	187,616	1,795
	Thule Group AB (Leisure products)	83,544	1,743
	Vitrolife AB (Biotechnology)	72,760	1,298
			52,335
	Switzerland—6.5%
	Belimo Holding AG (Building products)	7,925	3,771
	Galenica AG (Health care providers & services)	52,687	4,305
	Lonza Group AG (Life sciences tools & services)	28,514	13,972
	Partners Group Holding AG (Capital markets)	12,030	10,627
	Siegfried Holding AG (Life sciences tools & services)	5,139	3,410
	SIG Group AG (Containers & packaging)	291,961	6,378
	Sika AG (Chemicals)	41,224	9,884
	Straumann Holding AG (Health care equipment & supplies)	64,248	7,337
	Tecan Group AG (Life sciences tools & services)	11,969	5,338
	VAT Group AG (Machinery)	14,820	4,052
	Zurich Insurance Group AG (Insurance)	49,267	23,567
			92,641

	United Kingdom—16.2%
	3i Group PLC (Capital markets)	404,645	6,563
*	Abcam PLC—ADR (Biotechnology)	143,370	2,231
	Ashtead Group PLC (Trading companies & distributors)	196,137	11,192
	AstraZeneca PLC (Pharmaceuticals)	171,325	23,235
	Beazley PLC (Insurance)	442,058	3,631
	Big Yellow Group PLC (Equity REIT)	217,432	3,015
	Bunzl PLC (Trading companies & distributors)	199,980	6,670
	Compass Group PLC (Hotels, restaurants & leisure)	989,310	22,934
	ConvaTec Group PLC (Health care equipment & supplies)	2,703,170	7,601
	Croda International PLC (Chemicals)	72,088	5,755
	CVS Group PLC (Health care providers & services)	123,919	2,900
	Diageo PLC (Beverages)	388,585	17,147
	Diploma PLC (Trading companies & distributors)	108,610	3,645
	Experian PLC (Professional services)	439,438	14,944
	Greggs PLC (Hotels, restaurants & leisure)	137,891	3,911

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Halma PLC (Electronic equipment, instruments & components)	418,691	$9,992
	Intermediate Capital Group PLC (Capital markets)	313,126	4,346
	Linde PLC (Chemicals)†	55,981	18,260
	London Stock Exchange Group PLC (Capital markets)	190,456	16,431
	Renishaw PLC (Electronic equipment, instruments & components)	46,410	2,058
	Rentokil Initial PLC (Commercial services & supplies)	1,922,283	11,806
	Rotork PLC (Machinery)	1,775,434	6,581
	Segro PLC (Equity REIT)	379,623	3,505
	Softcat PLC (IT services)	158,423	2,268
	Spectris PLC (Electronic equipment, instruments & components)	77,598	2,816
	Spirax-Sarco Engineering PLC (Machinery)	51,159	6,565
	SSE PLC (Electric utilities)	355,440	7,357
	Weir Group PLC (Machinery)	215,753	4,353
			231,712

	Emerging Asia—13.4%
	China—3.1%
	Airtac International Group (Machinery)	110,713	3,354
*	Alibaba Group Holding Ltd. (Internet & direct marketing retail)	1,310,800	14,484
	BYD Co. Ltd. (Automobiles)	153,200	5,663
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	68,000	3,848
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	357,691	4,096
	Proya Cosmetics Co. Ltd. (Personal products)	187,878	4,526
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	653,192	6,530
	Silergy Corp. (Semiconductors & semiconductor equipment)	106,000	1,506
			44,007
	India—6.6%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	52,745	2,854
	Britannia Industries Ltd. (Food products)	55,349	2,887
	Crompton Greaves Consumer Electricals Ltd. (Household durables)	651,076	2,652
	Havells India Ltd. (Electrical equipment)	249,713	3,326
	HDFC Bank Ltd. (Banks)	965,373	19,020
	Hindustan Unilever Ltd. (Personal products)	295,477	9,158
	Info Edge India Ltd. (Interactive Media & Services)	53,593	2,535
	Infosys Ltd. (IT services)	605,269	11,037
*	InterGlobe Aviation Ltd. (Airlines)	239,568	5,795

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2022

International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
*	Max Healthcare Institute Ltd. (Health care providers & services)	382,687	$2,036
	Petronet LNG Ltd. (Oil, gas & consumable fuels)	1,244,649	3,242
	Pidilite Industries Ltd. (Chemicals)	121,266	3,752
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	702,702	21,634
	UPL Ltd. (Chemicals)	348,752	3,023
	Voltas Ltd. (Construction & engineering)	269,427	2,602
			95,553
	Indonesia—1.9%
	Bank Central Asia Tbk PT (Banks)	34,325,500	18,852
	Telkom Indonesia Persero Tbk PT (Diversified telecommunication services)	32,729,900	7,884
			26,736
	South Korea—0.4%
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	13,197	6,168
	Taiwan—1.4%
	Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	120,000	1,669
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	253,000	5,145
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	183,058	13,636
			20,450

	Canada—9.1%
	Canadian National Railway Co. (Road & rail)	149,121	17,714
	Canadian Pacific Railway Ltd. (Road & rail)	247,070	18,429
	CCL Industries, Inc. (Containers & packaging)	113,948	4,868
	Dollarama, Inc. (Multiline retail)	277,301	16,218
	Intact Financial Corp. (Insurance)	127,064	18,291
*	Kinaxis, Inc. (Software)	36,049	4,044
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	34,889	11,178
	Metro, Inc. (Food & staples retailing)	273,005	15,116
	Parkland Corp. (Oil, gas & consumable fuels)	161,903	3,553
	Toromont Industries Ltd. (Trading companies & distributors)	62,072	4,479
	Toronto-Dominion Bank (Banks)	267,974	17,351
			131,241

	Japan—8.5%
	BayCurrent Consulting, Inc. (Professional services)	94,700	2,969
	Benefit One, Inc. (Professional services)	146,800	2,162

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Daikin Industries Ltd. (Building products)	99,300	$15,284
	Disco Corp. (Semiconductors & semiconductor equipment)	12,400	3,567
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	111,500	2,207
	GMO Payment Gateway, Inc. (IT services)	37,700	3,137
	Harmonic Drive Systems, Inc. (Machinery)	62,200	1,761
	Hoya Corp. (Health care equipment & supplies)	103,400	10,010
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	156,900	1,977
	Keyence Corp. (Electronic equipment, instruments & components)	41,300	16,182
	MonotaRO Co. Ltd. (Trading companies & distributors)	349,700	4,948
	Nihon M&A Center Holdings, Inc. (Professional services)	323,800	4,019
	Olympus Corp. (Health care equipment & supplies)	609,000	10,914
	Rakus Co. Ltd. (Software)	165,800	2,001
	SCSK Corp. (IT services)	179,500	2,737
*	SHIFT, Inc. (IT services)	24,900	4,428
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	58,700	7,257
	SMS Co. Ltd. (Professional services)	75,900	1,940
	TechnoPro Holdings, Inc. (Professional services)	194,500	5,224
	TIS, Inc. (IT services)	265,600	7,043
	Tokio Marine Holdings, Inc. (Insurance)	545,200	11,746
			121,513

	Asia—5.2%
	Australia—2.1%
	Aristocrat Leisure Ltd. (Hotels, restaurants & leisure)	110,000	2,286
	CSL Ltd. (Biotechnology)	89,000	17,437
	Domino’s Pizza Enterprises Ltd. (Hotels, restaurants & leisure)	58,834	2,654
	Netwealth Group Ltd. (Capital markets)	252,696	2,082
	Pro Medicus Ltd. (Health care technology)	83,345	3,136
	Steadfast Group Ltd. (Insurance)	839,014	3,124
			30,719
	Hong Kong—1.7%
	AIA Group Ltd. (Insurance)	1,812,200	20,153
	Techtronic Industries Co. Ltd. (Machinery)	400,500	4,469
			24,622
	Singapore—1.4%
	DBS Group Holdings Ltd. (Banks)	768,900	19,472

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	49

International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—3.4%
	Argentina—0.3%
*	Globant SA (IT services)†	23,719	$3,989
	Brazil—1.5%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,629,800	6,580
*	Locaweb Servicos de Internet SA (IT services)	1,264,893	1,682
*	MercadoLibre, Inc. (Internet & direct marketing retail)	6,443	5,452
	Raia Drogasil SA (Food & staples retailing)	589,800	2,650
	Rumo SA (Road & rail)	718,700	2,533
	WEG SA (Electrical equipment)	375,600	2,739
			21,636
	Mexico—1.4%
	Grupo Aeroportuario del Sureste SAB de CV— ADR (Transportation infrastructure)	26,476	6,169
	Wal-Mart de Mexico SAB de CV (Food & staples retailing)	3,834,600	13,554
			19,723
	Peru—0.2%
	Credicorp Ltd. (Banks)†	21,708	2,945

	Emerging Mid-East, Africa—0.5%
	South Africa—0.2%
	Bid Corp. Ltd. (Food & staples retailing)	183,914	3,571
	United Arab Emirates—0.3%
	First Abu Dhabi Bank PJSC (Banks)	915,997	4,265
	Total Common Stocks—99.5% (cost $1,186,643)		1,427,617

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $6,592, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $6,722	$6,590	6,590
	Total Repurchase Agreement—0.5% (cost $6,590)		6,590
	Total Investments—100.0% (cost $1,193,233)		1,434,207
	Cash and other assets, less liabilities—0.0%		429
	Net assets—100.0%		$1,434,636

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	25.8%
Financials	17.2%
Information Technology	15.0%
Health Care	14.1%
Consumer Discretionary	9.8%
Consumer Staples	6.2%
Energy	4.9%
Materials	4.1%
Communication Services	1.3%
Utilities	1.0%
Real Estate	0.6%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.4%
British Pound Sterling	14.8%
Japanese Yen	8.5%
U.S. Dollar	7.8%
Canadian Dollar	7.1%
Indian Rupee	6.7%
Swiss Franc	6.5%
Danish Krone	4.7%
Swedish Krona	3.7%
Hong Kong Dollar	2.7%
Australian Dollar	2.1%
Indonesian Rupiah	1.9%
Chinese Yuan Renminbi	1.7%
Singapore Dollar	1.4%
Brazilian Real	1.1%
All Other Currencies	3.9%
Total	100.0%

See accompanying Notes to Financial Statements.

50	Annual Report	December 31, 2022

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair Institutional International Growth Fund (the “Fund”) posted a 28.28% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 16.58%.

Underperformance versus the Index was largely due to style headwinds amid strong outperformance of low-valuation stocks. The underperformance was highly correlated to the inflationary pressures and increase in interest rates, which has led to significant multiple contraction for growth companies. Quality companies, which typically offer downside protection, did not help offset the underperformance amid the largely indiscriminate sell-off of high-growth, high-price-to-earnings (P/E) stocks.

From an attribution perspective, stock selection was the primary driver of negative performance and was persistent across most sectors and regions due to the overarching style headwinds seen in 2022. Stock selection within Industrials and Information Technology was particularly negative. Within the Industrials sector, Kingspan and Ashtead Group (Ashtead) were the largest sources of underperformance. Kingspan is a leading building materials company that has developed a differentiated technology in insulated panels. The primary advantage of its insulation products is energy efficiency, improved durability, reduced maintenance costs, and faster construction times. These “green” products also stand to benefit from existing and future legislation from nations looking to reduce their carbon footprint. While the economic pressure and risk of a recession in Europe, as well as margin pressure on input costs have reduced Kingspan’s earnings power in the near term, we believe it should continue to gain market share given the strong value proposition it offers customers which is only increased by higher energy prices.

Ashtead, which operates under the Sunbelt brand, rents a broad range of construction and industrial equipment from general tools to specialty equipment. The rental business is simple, with the rental provider offering customers homogenous products. While simplistic, Ashtead has the key benefit of scale in a largely fragmented market. We believe the benefits of scale are significant. Ashtead is able to buy equipment cheaper than the competition, it has a large and well-invested fleet to meet customer needs, and it has a wide-reaching and growing distribution network, ensuring that equipment is closer to the customer. These advantages have driven growth in cash flow, in turn driving further investment that has resulted in share gains and greater scale. Ashtead’s fundamental results over the year were above consensus with rental revenue up 26%. Despite these results, the stock is down year-to-date as the P/E multiple has contracted from 25 times at the beginning of the year to 14 times at the end of the year, below the company’s 10-year average.

Within the Information Technology sector, Atlassian was the largest source of underperformance. Atlassian designs and develops enterprise software for project management, collaboration, issue tracking, integration, deployment, and support services. Layoffs and the slower pace of hiring among customers are leading to slower growth at Atlassian, and the business is more sensitive to economic conditions than we previously thought. Atlassian’s full year 2023 guidance was recently lowered. At the same time, Atlassian is a high-valuation, long-duration stock. We exited the position during the period.

December 31, 2022	William Blair Funds	51

Institutional International Growth Fund

Partially offsetting these effects was an underweight to Emerging Asia, an overweight to the U.K., and strong stock selection within North America. Within Health Care, Novo Nordisk was a standout positive contributor. Novo Nordisk is the world leader in insulin and diabetes care and also sells other pharmaceuticals such as hormones and treatments for bleeding disorders. Novo’s competitive advantages as a large incumbent include a sizable and valuable commercial/marketing presence especially in diabetes, low-cost production particularly of insulins, and therapeutic area domain expertise that helps fuel innovation faster and at a higher level than its competitors. It performed well in 2022 on strong fundamentals including 30% growth in its obesity and diabetes franchises as it continued to increase forward guidance. We believe the obesity business will be a significant driver of future growth for the company.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

52	Annual Report	December 31, 2022

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	(28.28)%	1.29%	2.31%	5.08%
MSCI ACW ex-U.S. IMI (net)	(16.58)	0.20	0.85	3.98

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	53

Institutional International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.9%
	Belgium—1.5%
	KBC Group NV (Banks)	179,770	$11,561
	Warehouses De Pauw CVA (Equity REIT)	55,032	1,573
			13,134
	Denmark—4.6%
	Coloplast AS (Health care equipment & supplies)	31,289	3,657
	DSV AS (Air freight & logistics)	75,170	11,865
*	Genmab AS (Biotechnology)	16,534	7,000
	Novo Nordisk AS (Pharmaceuticals)	127,198	17,175
	Royal Unibrew AS (Beverages)	31,265	2,229
			41,926
	Finland—1.2%
	Metso Outotec Oyj (Machinery)	205,869	2,118
	Neste Oyj (Oil, gas & consumable fuels)	188,693	8,690
			10,808
	France—12.3%
	Airbus SE (Aerospace & defense)	109,139	12,970
	Capgemini SE (IT services)	44,298	7,395
	Dassault Systemes SE (Software)	179,466	6,435
	Hermes International (Textiles, apparel & luxury goods)	5,094	7,879
	L’Oreal SA (Personal products)	22,824	8,150
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	16,963	12,346
	Safran SA (Aerospace & defense)	87,117	10,903
	Sartorius Stedim Biotech (Life sciences tools & services)	16,398	5,310
*	SES-imagotag SA (Electronic equipment, instruments & components)	10,732	1,402
	Teleperformance (Professional services)	32,122	7,657
	Thales SA (Aerospace & defense)	114,448	14,616
	TotalEnergies SE (Oil, gas & consumable fuels)	79,510	4,992
	Vinci SA (Construction & engineering)	113,583	11,343
			111,398
	Germany—3.3%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	21,962	2,772
*	CTS Eventim AG & Co. KGaA (Entertainment)	62,951	4,016
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	345,572	10,517
	MTU Aero Engines AG (Aerospace & defense)	52,588	11,382
	Nemetschek SE (Software)	26,471	1,351
			30,038
	Ireland—1.8%
*	ICON PLC (Life sciences tools & services)†	65,125	12,650
	Kingspan Group PLC (Building products)	70,955	3,842
			16,492

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—0.8%
*	Inmode Ltd. (Health care equipment & supplies)†	55,089	$1,967
	Mizrahi Tefahot Bank Ltd. (Banks)	59,280	1,921
*	Nice Ltd.—ADR (Software)	18,520	3,561
			7,449
	Italy—1.3%
	Amplifon SpA (Health care providers & services)	67,304	2,004
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	39,570	2,927
	FinecoBank Banca Fineco SpA (Banks)	258,702	4,298
	Moncler SpA (Textiles, apparel & luxury goods)	48,260	2,557
			11,786
	Luxembourg—0.8%
	Tenaris SA (Energy equipment & services)	424,663	7,403
	Netherlands—2.7%
*	Adyen NV (IT services)	3,987	5,499
	ASML Holding NV (Semiconductors & semiconductor equipment)	20,088	10,833
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	35,211	2,132
	Euronext NV (Capital markets)	38,547	2,854
	IMCD NV (Trading companies & distributors)	21,071	3,003
			24,321
	Norway—0.9%
*	AutoStore Holdings Ltd. (Machinery)	1,023,137	1,872
	Equinor ASA (Oil, gas & consumable fuels)	130,192	4,675
	Gjensidige Forsikring ASA (Insurance)	98,255	1,928
			8,475
	Spain—1.7%
*	Amadeus IT Group SA (IT services)	212,008	11,018
	EDP Renovaveis SA (Independent power & renewable electricity producers)	190,621	4,200
			15,218
	Sweden—3.6%
	Atlas Copco AB (Machinery)	740,108	8,731
	Beijer Ref AB (Trading companies & distributors)	141,026	1,988
	Evolution AB (Hotels, restaurants & leisure)	45,268	4,405
	Hemnet Group AB (Interactive Media & Services)	93,003	1,119
	Hexagon AB (Electronic equipment, instruments & components)	797,250	8,328
	Indutrade AB (Machinery)	134,802	2,727
	Lifco AB (Industrial conglomerates)	154,693	2,582
	Sweco AB (Construction & engineering)	118,041	1,129

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2022

Institutional International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Thule Group AB (Leisure products)	52,563	$1,097
	Vitrolife AB (Biotechnology)	45,778	817
			32,923
	Switzerland—6.4%
	Belimo Holding AG (Building products)	4,986	2,373
	Galenica AG (Health care providers & services)	33,149	2,708
	Lonza Group AG (Life sciences tools & services)	17,940	8,791
	Partners Group Holding AG (Capital markets)	7,569	6,686
*	Siegfried Holding AG (Life sciences tools & services)	3,233	2,145
*	SIG Group AG (Containers & packaging)	183,692	4,013
	Sika AG (Chemicals)	25,930	6,217
	Straumann Holding AG (Health care equipment & supplies)	40,423	4,617
	Tecan Group AG (Life sciences tools & services)	7,530	3,358
	VAT Group AG (Machinery)	9,322	2,549
	Zurich Insurance Group AG (Insurance)	30,990	14,824
			58,281

	United Kingdom—16.0%
	3i Group PLC (Capital markets)	254,589	4,129
*	Abcam PLC—ADR (Biotechnology)	90,125	1,402
	Ashtead Group PLC (Trading companies & distributors)	123,403	7,042
	AstraZeneca PLC (Pharmaceuticals)	107,792	14,619
	Beazley PLC (Insurance)	278,128	2,285
	Big Yellow Group PLC (Equity REIT)	136,801	1,897
	Bunzl PLC (Trading companies & distributors)	125,986	4,202
	Compass Group PLC (Hotels, restaurants & leisure)	622,441	14,429
	ConvaTec Group PLC (Health care equipment & supplies)	1,700,745	4,782
	Croda International PLC (Chemicals)	45,355	3,621
	CVS Group PLC (Health care providers & services)	77,965	1,825
	Diageo PLC (Beverages)	244,485	10,788
	Diploma PLC (Trading companies & distributors)	68,334	2,293
	Experian PLC (Professional services)	276,410	9,400
	Greggs PLC (Hotels, restaurants & leisure)	86,756	2,461
	Halma PLC (Electronic equipment, instruments & components)	263,432	6,287
	Intermediate Capital Group PLC (Capital markets)	197,008	2,734
	Linde PLC (Chemicals)†	35,268	11,504
	London Stock Exchange Group PLC (Capital markets)	119,828	10,338
	Renishaw PLC (Electronic equipment, instruments & components)	29,199	1,295

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rentokil Initial PLC (Commercial services & supplies)	1,209,437	$7,428
	Rotork PLC (Machinery)	1,117,044	4,140
	Segro PLC (Equity REIT)	239,159	2,208
	Softcat PLC (IT services)	99,675	1,427
	Spectris PLC (Electronic equipment, instruments & components)	48,809	1,771
	Spirax-Sarco Engineering PLC (Machinery)	32,187	4,130
	SSE PLC (Electric utilities)	223,925	4,635
	Weir Group PLC (Machinery)	135,710	2,738
			145,810

	Emerging Asia—13.4%
	China—3.1%
	Airtac International Group (Machinery)	70,204	2,127
*	Alibaba Group Holding Ltd. (Internet & direct marketing retail)	825,800	9,125
	BYD Co. Ltd. (Automobiles)	96,500	3,567
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	42,800	2,422
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	225,063	2,577
	Proya Cosmetics Co. Ltd. (Personal products)	118,240	2,849
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	410,900	4,108
	Silergy Corp. (Semiconductors & semiconductor equipment)	67,000	951
			27,726
	India—6.6%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	33,185	1,796
	Britannia Industries Ltd. (Food products)	34,824	1,817
	Crompton Greaves Consumer Electricals Ltd. (Household durables)	409,635	1,668
	Havells India Ltd. (Electrical equipment)	157,111	2,093
	HDFC Bank Ltd. (Banks)	607,380	11,967
	Hindustan Unilever Ltd. (Personal products)	185,905	5,762
	Info Edge India Ltd. (Interactive Media & Services)	33,719	1,595
	Infosys Ltd. (IT services)	380,815	6,944
*	InterGlobe Aviation Ltd. (Airlines)	150,728	3,646
*	Max Healthcare Institute Ltd. (Health care providers & services)	240,774	1,281
	Petronet LNG Ltd. (Oil, gas & consumable fuels)	783,092	2,040
	Pidilite Industries Ltd. (Chemicals)	76,296	2,360
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	442,697	13,629
	UPL Ltd. (Chemicals)	219,423	1,902
	Voltas Ltd. (Construction & engineering)	169,514	1,637
			60,137

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	55

Institutional International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.9%
	Bank Central Asia Tbk PT (Banks)	21,596,430	$11,861
	Telkom Indonesia Persero Tbk PT (Diversified telecommunication services)	20,592,600	4,961
			16,822
	South Korea—0.4%
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	8,303	3,881
	Taiwan—1.4%
	Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	75,000	1,043
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	159,000	3,233
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	115,144	8,577
			12,853

	Canada—9.1%
	Canadian National Railway Co. (Road & rail)	93,946	11,160
	Canadian Pacific Railway Ltd. (Road & rail)	155,448	11,595
	CCL Industries, Inc. (Containers & packaging)	71,692	3,062
	Dollarama, Inc. (Multiline retail)	174,469	10,204
	Intact Financial Corp. (Insurance)	79,924	11,505
*	Kinaxis, Inc. (Software)	22,681	2,545
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	21,951	7,033
	Metro, Inc. (Food & staples retailing)	171,766	9,510
	Parkland Corp. (Oil, gas & consumable fuels)	101,864	2,235
	Toromont Industries Ltd. (Trading companies & distributors)	39,054	2,818
	Toronto-Dominion Bank (Banks)	168,558	10,914
			82,581

	Japan—8.4%
	BayCurrent Consulting, Inc. (Professional services)	59,600	1,869
	Benefit One, Inc. (Professional services)	92,400	1,361
	Daikin Industries Ltd. (Building products)	62,500	9,620
	Disco Corp. (Semiconductors & semiconductor equipment)	7,800	2,244
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	70,100	1,388
	GMO Payment Gateway, Inc. (IT services)	23,700	1,972
	Harmonic Drive Systems, Inc. (Machinery)	39,100	1,107
	Hoya Corp. (Health care equipment & supplies)	65,000	6,292
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	98,700	1,244
	Keyence Corp. (Electronic equipment, instruments & components)	25,900	10,148

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	MonotaRO Co. Ltd. (Trading companies & distributors)	220,000	$3,113
	Nihon M&A Center Holdings, Inc. (Professional services)	203,700	2,528
	Olympus Corp. (Health care equipment & supplies)	383,700	6,876
	Rakus Co. Ltd. (Software)	104,300	1,259
	SCSK Corp. (IT services)	112,900	1,721
*	SHIFT, Inc. (IT services)	15,700	2,792
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	37,000	4,574
	SMS Co. Ltd. (Professional services)	47,800	1,222
	TechnoPro Holdings, Inc. (Professional services)	122,400	3,287
	TIS, Inc. (IT services)	167,100	4,431
	Tokio Marine Holdings, Inc. (Insurance)	343,000	7,390
			76,438

	Asia—5.2%
	Australia—2.1%
	Aristocrat Leisure Ltd. (Hotels, restaurants & leisure)	66,870	1,389
	CSL Ltd. (Biotechnology)	55,996	10,971
	Domino’s Pizza Enterprises Ltd. (Hotels, restaurants & leisure)	37,017	1,670
	Netwealth Group Ltd. (Capital markets)	158,988	1,310
	Pro Medicus Ltd. (Health care technology)	52,438	1,973
	Steadfast Group Ltd. (Insurance)	527,987	1,966
			19,279
	Hong Kong—1.7%
	AIA Group Ltd. (Insurance)	1,140,263	12,680
	Techtronic Industries Co. Ltd. (Machinery)	244,500	2,729
			15,409
	Singapore—1.4%
	DBS Group Holdings Ltd. (Banks)	483,800	12,252

	Emerging Latin America—3.3%
	Argentina—0.3%
*	Globant SA (IT services)†	14,923	2,509
	Brazil—1.5%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	1,654,600	4,140
*	Locaweb Servicos de Internet SA (IT services)	795,786	1,058
*	MercadoLibre, Inc. (Internet & direct marketing retail)	4,054	3,431
	Raia Drogasil SA (Food & staples retailing)	371,100	1,667
	Rumo SA (Road & rail)	452,200	1,594
	WEG SA (Electrical equipment)	232,700	1,697
			13,587

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2022

Institutional International Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Mexico—1.3%
Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation infrastructure)	16,658	$3,881
Wal-Mart de Mexico SAB de CV (Food & staples retailing)	2,412,600	8,528
		12,409
Peru—0.2%
Credicorp Ltd. (Banks)†	13,658	1,853

Emerging Mid-East, Africa—0.5%
South Africa—0.2%
Bid Corp. Ltd. (Food & staples retailing)	115,713	2,246
United Arab Emirates—0.3%
First Abu Dhabi Bank PJSC (Banks)	576,315	2,684
Total Common Stocks—98.8% (cost $757,321)		898,128

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $7,787, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $7,941	$7,786	7,786
Total Repurchase Agreement—0.9% (cost $7,786)		7,786
Total Investments—99.7% (cost $765,107)		905,914
Cash and other assets, less liabilities—0.3%		2,818
Net assets—100.0%		$908,732

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	25.8%
Financials	17.2%
Information Technology	15.0%
Health Care	14.1%
Consumer Discretionary	9.8%
Consumer Staples	6.2%
Energy	4.9%
Materials	4.1%
Communication Services	1.3%
Utilities	1.0%
Real Estate	0.6%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.4%
British Pound Sterling	14.8%
Japanese Yen	8.5%
U.S. Dollar	7.8%
Canadian Dollar	7.1%
Indian Rupee	6.7%
Swiss Franc	6.5%
Danish Krone	4.7%
Swedish Krona	3.7%
Hong Kong Dollar	2.7%
Australian Dollar	2.1%
Indonesian Rupiah	1.9%
Chinese Yuan Renminbi	1.7%
Singapore Dollar	1.4%
Brazilian Real	1.1%
All Other Currencies	3.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	57

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell D.J. Neiman, CFA

The William Blair International Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 35.14% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 19.97%.

The Fund underperformed the Index during the year-to-date period. Underperformance was primarily due to the continued rotation in the market towards low-valuation, low-quality, and low-growth companies, which was amplified in the non-U.S. small cap space in the first half of the year. Additionally, the underperformance was highly correlated to the inflationary pressures and increase in interest rates, which has led to significant multiple contraction for growth companies in particular. From an attribution perspective, weaker stock selection within Industrials and Consumer Discretionary drove underperformance.

Industrials weakness was primarily due to Japanese professional services company, Benefit One. Benefit One is a provider of HR-related services, in the form of outsourced fringe benefits. A structural tightening of the Japanese labor market has increased the need for employers to attract hires using the types of services offered by Benefit One. We believe future regulatory changes may also drive increased demand. As the business has a fixed cost base and low variable costs, operating leverage is high, which has supported a rate of profit growth at the top end of the peer group. The share price declined on lower-than-consensus operating profit, primarily due to an increase in costs in the fringe benefits segment of the business.

Consumer Discretionary was weak, primarily due to MIPS. MIPS (abbreviation for Multidirectional Impact Protection System) is the market leader in rotational motion protection technology used in helmets to reduce risk of brain injury caused from shearing and/or stretching of brain tissue caused by impact. The company works with helmet companies to improve their products’ safety by inserting the MIPS’ Low Friction Layer during the helmet companies’ manufacturing process and can go into new or existing models. The company’s business model is asset-light (effectively an intellectual property company). The growth opportunity is substantial, in our view, given only 5% penetration of a large addressable market. After a strong run in 2021, the share price declined amid the broad market rotation into lower-valuation companies. Partially offsetting underperformance was the benefit of an underweight allocation to the Real Estate sector and an overweight allocation to the Industrials sector. From a regional standpoint, the strategy benefited from an overweight allocation and positive stock selection within Latin America. Group Aeroportuario del Centro Norte (OMAB) within Mexico strengthened on solid second-quarter results and a positive outlook. OMAB is a quality airport operator that we believe has scope to grow traffic and profitability in excess of peers in the intermediate term. The Mexican airport subsector is an attractive space, in our view, characterized by regional monopolies and favorable returns. We believe OMAB has multiple avenues to enhance profitability relative to peers, including adding non-aeronautical sources of revenue and increasing international traffic through its airports.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

58	Annual Report	December 31, 2022

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(35.14)%	(2.56)%	(1.33)%	4.06%
Class I	(34.99)	(2.30)	(1.07)	4.36
Class R6	(34.94)	(2.20)	(0.97)	4.48
MSCI ACW ex-U.S. Small Cap Index (net)	(19.97)	1.07	0.67	5.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	59

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.7%
	Belgium—1.8%
	Melexis NV (Semiconductors & semiconductor equipment)	38,008	$3,296
	Warehouses De Pauw CVA (Equity REIT)	35,590	1,017
			4,313
	Denmark—0.5%
	Royal Unibrew AS (Beverages)	17,042	1,215
	Finland—1.2%
*	Musti Group Oyj (Specialty retail)	58,319	975
	Valmet Oyj (Machinery)	66,098	1,780
			2,755
	France—0.9%
*	SES-imagotag SA (Electronic equipment, instruments & components)	16,478	2,152
	Germany—2.7%
*	CTS Eventim AG & Co. KGaA (Entertainment)	63,617	4,059
	Siltronic AG (Semiconductors & semiconductor equipment)	29,708	2,167
			6,226
	Israel—2.6%
	First International Bank Of Israel Ltd. (Banks)	55,221	2,184
*	Inmode Ltd. (Health care equipment & supplies)†	101,399	3,620
	Maytronics Ltd. (Household durables)	40,390	402
			6,206
	Italy—5.2%
	Amplifon SpA (Health care providers & services)	31,137	927
	Ariston Holding NV (Household durables)	407,030	4,192
	Azimut Holding SpA (Capital markets)	42,976	963
	Brembo SpA (Auto components)	132,871	1,486
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	36,114	2,671
	Carel Industries SpA (Building products)	80,508	2,025
			12,264
	Netherlands—1.3%
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	49,361	2,988
	Norway—2.5%
*	AutoStore Holdings Ltd. (Machinery)	979,248	1,792
	Gjensidige Forsikring ASA (Insurance)	141,219	2,770
	TOMRA Systems ASA (Commercial services & supplies)	77,546	1,311
			5,873
	Spain—1.5%
	EDP Renovaveis SA (Independent power & renewable electricity producers)	110,047	2,424

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
*	Solaria Energia y Medio Ambiente SA (Independent power & renewable electricity producers)	57,334	$1,051
			3,475
	Sweden—9.8%
	AddTech AB (Trading companies & distributors)	125,920	1,794
	Beijer Ref AB (Trading companies & distributors)	156,289	2,203
	Biotage AB (Life sciences tools & services)	136,954	2,435
	Bravida Holding AB (Commercial services & supplies)	118,312	1,263
	Bufab AB (Trading companies & distributors)	64,942	1,456
	Fortnox AB (Software)	418,239	1,895
	Hemnet Group AB (Interactive Media & Services)	91,114	1,097
	Lagercrantz Group AB (Electronic equipment, instruments & components)	202,291	2,003
	Lifco AB (Industrial conglomerates)	130,487	2,178
	MIPS AB (Leisure products)	36,521	1,505
	Nolato AB (Industrial conglomerates)	200,419	1,050
*	Sdiptech AB (Commercial services & supplies)	66,324	1,436
	Sweco AB (Construction & engineering)	152,775	1,462
	Vitrolife AB (Biotechnology)	75,377	1,345
			23,122
	Switzerland—3.7%
	Galenica AG (Health care providers & services)	43,283	3,536
	Kardex Holding AG (Machinery)	18,687	3,072
*	Siegfried Holding AG (Life sciences tools & services)	2,998	1,989
			8,597

	Emerging Asia—16.5%
	China—3.6%
	Chacha Food Co. Ltd. (Food products)	461,600	3,320
	Proya Cosmetics Co. Ltd. (Personal products)	162,908	3,925
	Sichuan Swellfun Co. Ltd. (Beverages)	105,682	1,283
			8,528
	India—7.9%
*	Aavas Financiers Ltd. (Thrifts & mortgage finance)	81,401	1,819
*	Affle India Ltd. (Media)	56,856	740
	AU Small Finance Bank Ltd. (Banks)	563,043	4,458
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	136,594	1,198
	Info Edge India Ltd. (Interactive Media & Services)	40,773	1,928

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2022

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
*	Max Healthcare Institute Ltd. (Health care providers & services)	205,617	$1,094
	Motherson Sumi Wiring India Ltd. (Auto components)	2,921,279	2,053
	Polycab India Ltd. (Electrical equipment)	54,353	1,691
	Tube Investments of India Ltd. (Auto components)	42,169	1,404
	UPL Ltd. (Chemicals)	118,420	1,027
	Varun Beverages Ltd. (Beverages)	76,942	1,231
			18,643
	Indonesia—1.3%
	Bank Negara Indonesia Persero Tbk PT (Banks)	3,100,700	1,837
*	Mitra Adiperkasa Tbk PT (Multiline retail)	12,990,600	1,206
			3,043
	Malaysia—0.6%
	MR DIY Group M Bhd (Specialty retail)	2,969,400	1,348
	South Korea—0.6%
*	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	145,023	1,462
	Taiwan—2.5%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	30,600	1,678
	Tripod Technology Corp. (Electronic equipment, instruments & components)	307,000	939
	Voltronic Power Technology Corp. (Electrical equipment)	64,451	3,240
			5,857

	Japan—15.6%
	AZ-COM MARUWA Holdings, Inc. (Air freight & logistics)	51,100	613
	BayCurrent Consulting, Inc. (Professional services)	135,600	4,252
	Benefit One, Inc. (Professional services)	181,600	2,675
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	83,100	1,645
	Fukuoka Financial Group, Inc. (Banks)	54,200	1,241
	GMO Payment Gateway, Inc. (IT services)	16,000	1,331
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	182,300	2,298
	Meitec Corp. (Professional services)	137,000	2,501
	Nihon M&A Center Holdings, Inc. (Professional services)	95,800	1,189
	Prestige International, Inc. (Commercial services & supplies)	60,200	333
	Rakus Co. Ltd. (Software)	86,600	1,045
	SCSK Corp. (IT services)	176,000	2,684
*	SHIFT, Inc. (IT services)	17,500	3,112
	SIGMAXYZ Holdings, Inc. (Professional services)	101,100	996
	SMS Co. Ltd. (Professional services)	159,400	4,075

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	TechnoPro Holdings, Inc. (Professional services)	176,200	$4,733
	TIS, Inc. (IT services)	69,400	1,840
			36,563

	United Kingdom—12.3%
*	Abcam PLC—ADR (Biotechnology)	115,996	1,805
	Beazley PLC (Insurance)	556,327	4,570
	Burford Capital Ltd. (Diversified financial services)	181,291	1,462
	CVS Group PLC (Health care providers & services)	60,769	1,422
	Diploma PLC (Trading companies & distributors)	114,327	3,837
	Greggs PLC (Hotels, restaurants & leisure)	67,700	1,920
	IntegraFin Holdings PLC (Capital markets)	270,277	987
*	Kin & Carta PLC (IT services)	433,373	1,121
	Pets at Home Group PLC (Specialty retail)	428,380	1,469
	Renishaw PLC (Electronic equipment, instruments & components)	64,309	2,852
	Rotork PLC (Machinery)	1,109,112	4,111
	Safestore Holdings PLC (Equity REIT)	94,291	1,077
	Softcat PLC (IT services)	161,148	2,307
			28,940

	Emerging Latin America—5.7%
	Brazil—2.0%
	Arezzo Industria e Comercio SA (Textiles, apparel & luxury goods)	65,200	966
	Rumo SA (Road & rail)	447,700	1,578
	TOTVS SA (Software)	411,700	2,154
			4,698
	Mexico—3.7%
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	488,500	3,756
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	120,525	2,808
	Regional SAB de CV (Banks)	289,000	2,091
			8,655

	Asia—5.3%
	Australia—3.8%
	Domino’s Pizza Enterprises Ltd. (Hotels, restaurants & leisure)	35,327	1,593
	EBOS Group Ltd. (Health care providers & services)	47,281	1,318
	Johns Lyng Group Ltd. (Construction & engineering)	179,502	757
	Netwealth Group Ltd. (Capital markets)	88,651	730
	Pro Medicus Ltd. (Health care technology)	65,514	2,465
	Steadfast Group Ltd. (Insurance)	574,243	2,139
			9,002

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	61

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Asia—(continued)
	New Zealand—1.5%
	Mainfreight Ltd. (Air freight & logistics)	79,417	$3,403

	Canada—5.2%
	EQB, Inc. (Thrifts & mortgage finance)	42,597	1,785
*	Kinaxis, Inc. (Software)	28,186	3,163
	North West Co., Inc. (Food & staples retailing)	73,359	1,927
	Parkland Corp. (Oil, gas & consumable fuels)	156,783	3,440
	Richelieu Hardware Ltd. (Trading companies & distributors)	68,023	1,819
			12,134

	Emerging Europe, Mid-East, Africa—3.4%
	Greece—0.6%
	JUMBO SA (Specialty retail)	80,352	1,374
	South Africa—1.8%
	Bidvest Group Ltd. (Industrial conglomerates)	93,868	1,185
	Clicks Group Ltd. (Food & staples retailing)	189,322	3,009
			4,194
	United Arab Emirates—1.0%
*	Network International Holdings PLC (IT services)	673,004	2,425
	Total Common Stocks—97.7% (cost $234,272)		229,455

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $4,960, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $5,058	$4,959	4,959
	Total Repurchase Agreement—2.1% (cost $4,959)		4,959
	Total Investments—99.8% (cost $239,231)		234,414
	Cash and other assets, less liabilities—0.2%		536
	Net assets—100.0%		$234,950

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	32.6%
Information Technology	18.6%
Financials	13.2%
Consumer Discretionary	11.4%
Health Care	9.6%
Consumer Staples	6.9%
Communication Services	3.4%
Utilities	1.5%
Energy	1.5%
Real Estate	0.9%
Materials	0.4%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	15.9%
Euro	15.5%
British Pound Sterling	12.9%
Swedish Krona	10.1%
Indian Rupee	8.1%
Canadian Dollar	5.3%
Mexican Peso	3.8%
Swiss Franc	3.7%
Chinese Yuan Renminbi	3.7%
Australian Dollar	3.3%
Norwegian Krone	2.6%
New Taiwan Dollar	2.6%
U.S. Dollar	2.4%
New Zealand Dollar	2.1%
Brazilian Real	2.0%
South African Rand	1.8%
Indonesian Rupiah	1.3%
Israeli Shekel	1.1%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2022

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Emerging Markets Leaders Fund (Class N shares) (the “Fund”) posted a 26.11% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), decreased 20.09%.

Calendar-year underperformance versus the Index was largely driven by style headwinds amid strong performance of low-valuation stocks and underperformance of high-growth, high-quality and long-duration assets. From a sector perspective, the underperformance was driven by negative stock selection effect within Communication Services, Consumer Discretionary, and Information Technology. Within Communication Services, Yandex, a Russian internet platform, and SEA, a Southeast Asia gaming and e-commerce company, dragged down relative performance. Yandex fell sharply along with Russian equities mainly from the fallout of Russia’s invasion of Ukraine. We exited the position in February 2022. SEA was dragged down by the rising interest rates environment and weakening fundamentals, with slowing growth in the core gaming segment and continued investments in new markets. We exited the position in the third quarter. Within Consumer Discretionary, e-commerce names were notable detractors, in particular MercadoLibre, as growth deceleration post pandemic coupled with the stock’s high multiple and long duration hampered stock performance. Globant and Mediatek, within the IT services and semiconductor industries, respectively, weighed on the Information Technology sector’s relative performance. Mediatek’s underperformance was largely driven by weak semiconductor cycle and concerns about slower demand and 5G adoption increasing risk to 2022-2023 expectations.

Partially offsetting these effects was positive stock selection within the Energy and Financials sectors, coupled with the overweight allocation to Consumer Staples and Industrials. Within Energy, Reliance Industries (Reliance) bolstered relative performance as the company delivered strong results, benefiting from robust retail trends amid India’s reopening, rising gas prices, and wireless tariff increases. We believe that Reliance’s transformation from an asset-heavy, cyclical energy business to more diversified, end-consumer businesses with large and expanding total addressable markets is underappreciated and will continue to drive strong growth and returns over the long term while the commodity business provides earnings support in the near term.

Bank Central Asia and HDFC Bank bolstered results in the Financials sector. Bank Central Asia is the highest-quality bank in Indonesia and is one of the strongest banks globally thanks to its exceptional deposit franchise and efficient cost structure. The bank continued to deliver strong results amid accelerating loan growth and lower provisions and raised loan growth guidance. We believe the growth outlook remains well underpinned against a favorable economic backdrop in Indonesia, improving asset quality, and higher interest rates environment. HDFC Bank is, in our view, the highest-quality banking franchise in India. The bank has been a consistent compounder of book value per share driven by its high absolute and relative return on equity. Loan growth is accelerating and net interest margin appears poised to improve with increased share of higher margin loans. The bank continues to gain market share and we believe that its total addressable market remains substantial amid strong demographic trends, extremely low penetration and improving affordability and supportive government policy.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2022	William Blair Funds	63

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(26.11)%	(4.61)%	(1.79)%	1.30%
Class I	(25.84)	(4.35)	(1.50)	1.58
Class R6	(25.86)	(4.33)	(1.47)	1.64
MSCI Emerging Markets Index (net)	(20.09)	(2.69)	(1.40)	1.44

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Annual Report	December 31, 2022

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—71.4%
	China—29.6%
	Airtac International Group (Machinery)	165,000	$4,998
*	Alibaba Group Holding Ltd. (Internet & direct marketing retail)	1,204,428	13,309
	China Merchants Bank Co. Ltd. (Banks)	1,190,000	6,655
	China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	321,056	9,977
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	65,600	3,713
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	519,301	5,946
	JD.com, Inc. (Internet & direct marketing retail)	129,254	3,646
	Kweichow Moutai Co. Ltd. (Beverages)	35,559	8,834
	Midea Group Co. Ltd. (Household durables)	783,900	5,841
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	476,300	4,762
	Silergy Corp. (Semiconductors & semiconductor equipment)	103,000	1,463
	Suzhou Maxwell Technologies Co. Ltd. (Electrical equipment)	102,200	6,055
	Tencent Holdings Ltd. (Interactive Media & Services)	376,800	16,123
	TravelSky Technology Ltd. (IT services)	1,487,000	3,143
	Wuxi Lead Intelligent Equipment Co. Ltd. (Machinery)	715,269	4,141
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	136,300	5,656
			104,262
	India—23.7%
	Asian Paints Ltd. (Chemicals)	76,662	2,861
	Bajaj Finance Ltd. (Consumer finance)	97,248	7,731
	Britannia Industries Ltd. (Food products)	84,921	4,430
	Havells India Ltd. (Electrical equipment)	192,718	2,567
	HDFC Bank Ltd. (Banks)	607,044	11,960
	Housing Development Finance Corp. Ltd. (Diversified financial services)	212,221	6,777
	Infosys Ltd. (IT services)	629,575	11,481
*	InterGlobe Aviation Ltd. (Airlines)	275,753	6,670
	Motherson Sumi Wiring India Ltd. (Auto components)	1,189,559	836
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	697,192	21,465
	UPL Ltd. (Chemicals)	750,946	6,510
			83,288
	Indonesia—5.9%
	Bank Central Asia Tbk PT (Banks)	26,235,200	14,409
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	20,601,200	6,537
			20,946
	South Korea—1.9%
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	78,693	3,441

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	6,790	$3,174
			6,615
	Taiwan—8.5%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	33,000	1,809
	E.Sun Financial Holding Co. Ltd. (Banks)	4,859,449	3,803
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	56,000	2,432
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	126,000	2,562
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	257,544	19,185
			29,791
	Thailand—1.8%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	7,746,500	6,486

	Emerging Latin America—22.9%
	Argentina—1.9%
*	Globant SA (IT services)†	39,115	6,577
	Brazil—14.0%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	4,213,200	10,542
	Banco BTG Pactual SA (Capital markets)	938,500	4,256
*	Locaweb Servicos de Internet SA (IT services)	2,579,900	3,430
*	MercadoLibre, Inc. (Internet & direct marketing retail)	9,961	8,429
	Raia Drogasil SA (Food & staples retailing)	713,300	3,205
	Rumo SA (Road & rail)	1,216,900	4,289
	TOTVS SA (Software)	1,151,200	6,022
	WEG SA (Electrical equipment)	1,252,400	9,135
			49,308
	Mexico—5.4%
	Grupo Aeroportuario del Pacifico SAB de CV (Transportation infrastructure)	480,300	6,887
	Wal-Mart de Mexico SAB de CV (Food & staples retailing)	3,405,400	12,037
			18,924
	Peru—1.6%
	Credicorp Ltd. (Banks)†	42,017	5,700

	Emerging Africa—3.9%
	South Africa—3.9%
	Capitec Bank Holdings Ltd. (Banks)	77,540	8,482
	Clicks Group Ltd. (Food & staples retailing)	331,023	5,262
			13,744

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	65

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—1.0%
Hong Kong—1.0%
AIA Group Ltd. (Insurance)	327,800	$3,645
Total Common Stocks—99.2% (cost $366,248)		349,286

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $3,487, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $3,556	$3,486	3,486
Total Repurchase Agreement—1.0% (cost $3,486)		3,486
Total Investments—100.2% (cost $369,734)		352,772
Liabilities, plus cash and other assets—(0.2)%		(679)
Net assets—100.0%		$352,093

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	26.0%
Information Technology	18.5%
Industrials	15.2%
Consumer Discretionary	12.0%
Consumer Staples	11.4%
Energy	6.1%
Communication Services	4.6%
Health Care	3.5%
Materials	2.7%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	23.9%
Chinese Yuan Renminbi	15.7%
Hong Kong Dollar	13.3%
Brazilian Real	11.7%
U.S. Dollar	11.4%
Indonesian Rupiah	6.0%
Mexican Peso	5.4%
New Taiwan Dollar	4.9%
South African Rand	3.9%
South Korean Won	1.9%
Thai Baht	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2022

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets Growth Fund (Class N shares) (the “Fund”) posted a 33.33% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), decreased 19.83%.

Calendar-year underperformance versus the Index was largely driven by style headwinds amid strong performance of low-valuation stocks and underperformance of high-growth, high-quality and long-duration assets. From a sector perspective, the underperformance was driven by negative stock selection effects within most sectors, particularly, Financials, Information Technology, and Consumer Discretionary.

Within Financials, TCS Group and China Merchants Banks were notable detractors. TCS Group, the leading Russian digital financial services company, fell sharply in the wake of Russia’s invasion of Ukraine. China Merchants Bank is unique as a commercially driven, retail-oriented bank in the structurally growing Chinese market. The stock underperformance was largely driven by a weakening macroeconomic backdrop, property market issues, and government pressure to lower interest rates across the industry driving deceleration in loan demand, net interest margins and fees, as well as an increase in non-performing loans (NPLs). Information Technology was dragged down by semiconductor stocks, such as Silergy and Mediatek. Silergy is the market leader in China for analog semiconductors and, in our view, remains a beneficiary of structural growth in demand from automobile, cloud, and 5G end-markets, as well as a localization trend. Silergy’s stock price weakened amid a deteriorated demand backdrop. Mediatek’s underperformance was largely driven by a weak semiconductor cycle and concerns about slower demand and 5G adoption increasing risk to 2022-2023 expectations. Internet retailers, particularly MercadoLibre, were the most notable detractors to relative performance within Consumer Discretionary. While MercadoLibre’s fundamental performance remained solid, investor concerns about deteriorating macroeconomic conditions, the impact of higher interest rates, and fuel costs as well as increasing NPLs, coupled with the stock’s high price-to-earnings multiple, drove the stock’s underperformance in 2022.

Partially offsetting these effects was positive stock selection within Energy, bolstered by Reliance Industries (Reliance), coupled with the overweighting to Consumer Staples. Reliance delivered strong results, benefiting from robust retail trends amid India’s reopening, rising gas prices, and wireless tariff increases. We believe that Reliance’s transformation from an asset-heavy, cyclical energy business to more diversified, end-consumer businesses with large and expanding total addressable markets is under-appreciated and will continue to drive strong growth and returns over the long term, while the commodity business provides earnings support in the near term.

In addition, Varun Beverages, Bank Central Asia, and Bank Rakyat Indonesia Persero were key individual contributors to relative performance during the year.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2022	William Blair Funds	67

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(33.33)%	(1.21)%	(0.68)%	2.61%
Class I	(33.14)	(0.96)	(0.41)	2.87
Class R6	(33.13)	(0.87)	(0.33)	2.98
MSCI Emerging Markets IMI (net)	(19.83)	(1.82)	(1.10)	1.64

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Annual Report	December 31, 2022

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.0%
	China—21.2%
	Airtac International Group (Machinery)	68,852	$2,086
*	Alibaba Group Holding Ltd. (Internet & direct marketing retail)	945,800	10,451
	ANTA Sports Products Ltd. (Textiles, apparel & luxury goods)	259,000	3,394
	Bank of Chengdu Co. Ltd. (Banks)	2,198,135	4,838
	Bank of Ningbo Co. Ltd. (Banks)	1,321,500	6,169
	Chacha Food Co. Ltd. (Food products)	331,872	2,387
	China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	535,990	16,656
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	62,300	3,526
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	302,129	3,459
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	3,825,909	3,632
	JD.com, Inc. (Internet & direct marketing retail)	432,621	12,205
	Kweichow Moutai Co. Ltd. (Beverages)	60,274	14,974
	Li Ning Co. Ltd. (Textiles, apparel & luxury goods)	927,500	8,051
	NARI Technology Co. Ltd. (Electrical equipment)	643,720	2,259
	NetEase, Inc. (Entertainment)	529,400	7,766
	Proya Cosmetics Co. Ltd. (Personal products)	203,420	4,901
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	427,863	4,278
	Suzhou Maxwell Technologies Co. Ltd. (Electrical equipment)	53,807	3,188
	Tencent Holdings Ltd. (Interactive Media & Services)	244,360	10,456
	Wuliangye Yibin Co. Ltd. (Beverages)	329,999	8,577
	Wuxi Lead Intelligent Equipment Co. Ltd. (Machinery)	544,300	3,151
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	56,500	2,344
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Semiconductors & semiconductor equipment)	351,590	3,215
			141,963
	India—24.2%
*	Aarti Pharmalabs Ltd. (Pharmaceuticals)**	39,500	189
	ABB India Ltd. (Electrical equipment)	61,416	1,987
	Adani Ports & Special Economic Zone Ltd. (Transportation infrastructure)	187,388	1,855
*	Affle India Ltd. (Media)	56,338	733
	APL Apollo Tubes Ltd. (Metals & mining)	133,531	1,759
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	83,366	4,510
	Asian Paints Ltd. (Chemicals)	88,556	3,304
	Astral Ltd. (Building products)	72,595	1,720
	Atul Ltd. (Chemicals)	5,366	537
	Bajaj Finance Ltd. (Consumer finance)	122,852	9,767

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Bharat Electronics Ltd. (Aerospace & defense)	1,728,679	$2,092
	Britannia Industries Ltd. (Food products)	46,219	2,411
	Dabur India Ltd. (Personal products)	290,623	1,973
*	Devyani International Ltd. (Hotels, restaurants & leisure)	402,808	879
	Dixon Technologies India Ltd. (Household durables)	32,272	1,524
	Fine Organic Industries Ltd. (Chemicals)	22,840	1,582
	Gujarat Fluorochemicals Ltd. (Chemicals)	41,016	1,539
	Havells India Ltd. (Electrical equipment)	91,954	1,225
	HDFC Bank Ltd. (Banks)	666,875	13,139
	Hindustan Unilever Ltd. (Personal products)	110,822	3,435
	Housing Development Finance Corp. Ltd. (Diversified financial services)	276,997	8,846
	Infosys Ltd. (IT services)	252,866	4,611
	JK Cement Ltd. (Construction materials)	36,227	1,272
	Jubilant Foodworks Ltd. (Hotels, restaurants & leisure)	52,716	326
	Kajaria Ceramics Ltd. (Building products)	128,097	1,774
	KEI Industries Ltd. (Electrical equipment)	134,669	2,399
	KPIT Technologies Ltd. (Software)	246,949	2,096
*	Macrotech Developers Ltd. (Real estate management & development)	139,169	1,834
*	Max Healthcare Institute Ltd. (Health care providers & services)	444,321	2,364
	Motherson Sumi Wiring India Ltd. (Auto components)	3,092,544	2,174
	Nestle India Ltd. (Food products)	9,046	2,141
	Oberoi Realty Ltd. (Real estate management & development)	137,047	1,433
	Page Industries Ltd. (Textiles, apparel & luxury goods)	3,372	1,750
	PI Industries Ltd. (Chemicals)	49,589	2,055
	Pidilite Industries Ltd. (Chemicals)	78,463	2,427
	Polycab India Ltd. (Electrical equipment)	56,927	1,771
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	982,286	30,242
	SRF Ltd. (Chemicals)	78,862	2,187
	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	402,670	4,867
	Tata Consultancy Services Ltd. (IT services)	139,017	5,469
	Tata Consumer Products Ltd. (Food products)	244,677	2,283
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	153,528	4,816
	Trent Ltd. (Specialty retail)	190,732	3,112
	Tube Investments of India Ltd. (Auto components)	79,653	2,653
	UNO Minda Ltd. (Auto components)	507,608	3,184
	UPL Ltd. (Chemicals)	370,983	3,216
	Varun Beverages Ltd. (Beverages)	313,848	5,021
			162,483

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	69

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—6.1%
	Astra International Tbk PT (Automobiles)	4,565,000	$1,671
	Bank Central Asia Tbk PT (Banks)	43,149,495	23,699
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	42,718,851	13,556
	United Tractors Tbk PT (Oil, gas & consumable fuels)	990,400	1,659
			40,585
	Philippines—1.1%
	BDO Unibank, Inc. (Banks)	1,849,974	3,509
	International Container Terminal Services, Inc. (Transportation infrastructure)	1,050,400	3,770
			7,279
	South Korea—6.3%
*	JYP Entertainment Corp. (Entertainment)	48,859	2,620
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	20,303	2,497
*	Samsung Biologics Co. Ltd. (Life sciences tools & services)	6,238	4,050
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	581,068	25,412
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	16,279	7,608
			42,187
	Taiwan—11.8%
	Accton Technology Corp. (Communications equipment)	201,000	1,534
	Advantech Co. Ltd. (Technology hardware, storage & peripherals)	208,766	2,248
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	28,300	1,552
	Chailease Holding Co. Ltd. (Diversified financial services)	632,190	4,463
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	215,000	1,266
	E.Sun Financial Holding Co. Ltd. (Banks)	4,531,915	3,546
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	42,000	1,824
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	133,459	3,587
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	371,000	3,319
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	781,000	11,397
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	511,397	38,094
	Voltronic Power Technology Corp. (Electrical equipment)	100,586	5,056
	Wiwynn Corp. (Technology hardware, storage & peripherals)	46,000	1,193
			79,079

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—3.3%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	8,793,200	$7,362
	Bumrungrad Hospital PCL (Health care providers & services)	559,200	3,423
	Central Pattana PCL (Real estate management & development)	1,947,200	3,991
	Central Retail Corp. PCL (Multiline retail)	1,921,500	2,566
	Kasikornbank PCL (Banks)	406,900	1,733
	PTT Exploration & Production PCL (Oil, gas & consumable fuels)	643,200	3,278
			22,353

	Emerging Latin America—12.3%
	Argentina—0.5%
*	Globant SA (IT services)†	19,275	3,241
	Brazil—8.2%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,255,700	5,644
	Banco BTG Pactual SA (Capital markets)	1,227,200	5,565
	Hypera SA (Pharmaceuticals)	669,900	5,735
	Itau Unibanco Holding SA—ADR (Banks)	1,540,865	7,257
	Localiza Rent a Car SA (Road & rail)	322,300	3,248
*	MercadoLibre, Inc. (Internet & direct marketing retail)	7,145	6,046
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	318,400	1,321
	Patria Investments Ltd. (Capital markets)†	120,042	1,672
	Raia Drogasil SA (Food & staples retailing)	781,200	3,510
	Rumo SA (Road & rail)	887,800	3,129
	TOTVS SA (Software)	830,900	4,347
	Vinci Partners Investments Ltd. (Capital markets)†	163,829	1,481
	WEG SA (Electrical equipment)	821,841	5,994
			54,949
	Chile—0.4%
	Sociedad Quimica y Minera de Chile SA—ADR (Chemicals)	31,073	2,481
	Mexico—2.9%
	Arca Continental SAB de CV (Beverages)	593,200	4,811
	Wal-Mart de Mexico SAB de CV (Food & staples retailing)	4,154,900	14,687
			19,498
	Peru—0.3%
	Credicorp Ltd. (Banks)†	17,827	2,418

	Emerging Europe, Mid-East, Africa—9.3%
	Poland—0.8%
*	Dino Polska SA (Food & staples retailing)	64,026	5,484

See accompanying Notes to Financial Statements.

70	Annual Report	December 31, 2022

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Qatar—0.8%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	1,470,127	$1,478
	Qatar Islamic Bank SAQ (Banks)	316,582	1,613
	Qatar National Bank QPSC (Banks)	478,781	2,367
			5,458
	Saudi Arabia—2.4%
	Alinma Bank (Banks)	340,177	2,946
	Arabian Internet & Communications Services Co. (IT services)	29,454	1,903
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	42,332	1,620
	Dallah Healthcare Co. (Health care providers & services)	39,369	1,551
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	47,126	2,766
	Elm Co. (IT services)	19,175	1,694
	Nahdi Medical Co. (Food & staples retailing)	37,501	1,669
	Saudi Arabian Oil Co. (Oil, gas & consumable fuels)	177,064	1,512
			15,661
	South Africa—3.0%
	Bid Corp. Ltd. (Food & staples retailing)	125,476	2,436
	Bidvest Group Ltd. (Industrial conglomerates)	301,145	3,800
	Capitec Bank Holdings Ltd. (Banks)	46,748	5,113
	Clicks Group Ltd. (Food & staples retailing)	255,228	4,057
	Shoprite Holdings Ltd. (Food & staples retailing)	368,847	4,906
			20,312
	United Arab Emirates—2.3%
	Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	1,421,375	1,707
*	Americana Restaurants International PLC (Hotels, restaurants & leisure)	2,412,322	1,951
	Emaar Properties PJSC (Real estate management & development)	2,860,190	4,564
	First Abu Dhabi Bank PJSC (Banks)	1,114,940	5,191
*	Salik Co. PJSC (Transportation infrastructure)	2,807,959	1,896
			15,309

	Asia—2.6%
	Hong Kong—2.6%
	AIA Group Ltd. (Insurance)	1,577,600	17,544
	Total Common Stocks—98.2% (cost $644,863)		658,284
	Issuer	Shares or Principal Amount	Value

	Rights

	Emerging Latin America—0.0%
	Brazil—0.0%
*	Localiza Rent a Car SA, Expiring 1/31/23 (Road & rail)	1,370	$3
	Total Rights—0.0% (cost $0)		3

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $8,310, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $8,474	$8,308	8,308
	Total Repurchase Agreement—1.3% (cost $8,308)		8,308
	Total Investments—99.5% (cost $653,171)		666,595
	Cash and other assets, less liabilities—0.5%		3,539
	Net assets—100.0%		$670,134

ADR = American Depository Receipt
* = Non-income producing security
** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.03% of the Fund’s net assets at December 31, 2022.
† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	71

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2022

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.4%
Information Technology	19.5%
Consumer Staples	14.1%
Consumer Discretionary	12.9%
Industrials	9.1%
Health Care	5.9%
Energy	5.8%
Materials	3.4%
Communication Services	3.3%
Real Estate	2.0%
Utilities	0.6%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	24.7%
Chinese Yuan Renminbi	13.3%
Hong Kong Dollar	10.6%
U.S. Dollar	9.5%
New Taiwan Dollar	6.5%
South Korean Won	6.4%
Indonesian Rupiah	6.2%
Brazilian Real	5.8%
South African Rand	5.5%
Thai Baht	3.4%
Mexican Peso	3.0%
UAE Dirham	2.3%
Philippine Peso	1.1%
All Other Currencies	1.7%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2022

Emerging Markets ex China Growth Fund

The Emerging Markets ex China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets ex China Growth Fund (Class I shares) posted a 5.90% decrease, net of fees, for the period from inception on July 29, 2022 to December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets ex-China IMI (the “Index”), decreased 1.46%.

Inception to date underperformance versus the Index was largely driven by style headwinds amid strong performance of low-valuation stocks and underperformance of high-growth, high-quality, and long-duration assets. From a sector perspective, allocation effect was negative due to an overweight to Information Technology and an underweight to Materials. Stock selection was negative mostly driven by Information Technology, Materials, and Financials.

Information Technology was dragged down by Taiwan Semiconductor Manufacturing (TSMC). TSMC underperformed amid broad cyclical weakness. Despite near-term headwinds, we believe long-term growth remains well underpinned by TSMC’s monopolistic positioning at the leading edge alongside secular growth in high performance computing. Within Materials, Gujarat Fluorochemicals detracted from relative returns. Gujarat Fluorochemicals (GFL) is an Indian chemicals company with strong expertise in fluorine chemistry. The company is key supplier of fluoropolymers to Europe and the United States, and we believe it is well positioned to benefit from its first-mover advantage in new age products. Capitec, a retail bank with a digital focus in South Africa, was a notable detractor to performance within Financials. The stock fell after announcing first half of year results primarily due to a disappointing dividend announcement. During the fourth quarter, the stock rebounded and pared back some of those losses due to improved investor sentiment toward South Africa fueled by encouraging fiscal budget trends, expectations of more dovish moves by the U.S. Federal Reserve, as well as China reopening.

Partially offsetting these effects was positive stock selection within Health Care, bolstered by Bangkok Dusit Medical and Bumrungrad, coupled with the overweighting in Consumer Staples and Financials and underweighting in Communication Services. Bangkok Dusit Medical is the largest private hospital group in Thailand. The company reported numbers that were ahead of expectations with international patient numbers approaching pre-COVID levels. We expect management to increase its full-year revenue and profitability guidance, as a result of numbers being a better than expected. Bumrungrad Hospital, which operates one of the largest and most sophisticated private hospitals in Asia, was a notable contributor to relative performance as international patients’ revenues accelerated amid normalizing travel dynamics post-COVID disruption.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2022	William Blair Funds	73

Emerging Markets ex China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022
Since Inception(a)
Class I	(5.90)%
Class R6	(5.80)
MSCI Emerging Markets ex-China IMI (net)	(1.46)

(a)	Since inception is for the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets ex-China IMI Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets excluding China. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Annual Report	December 31, 2022

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—70.0%
	India—30.8%
*	Aarti Pharmalabs Ltd. (Pharmaceuticals)**	702	$3
	ABB India Ltd. (Electrical equipment)	1,401	45
	Adani Ports & Special Economic Zone Ltd. (Transportation infrastructure)	4,953	49
*	Affle India Ltd. (Media)	2,192	29
	APL Apollo Tubes Ltd. (Metals & mining)	4,196	55
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	1,868	101
	Asian Paints Ltd. (Chemicals)	2,061	77
	Astral Ltd. (Building products)	1,418	34
	Atul Ltd. (Chemicals)	151	15
	Bajaj Finance Ltd. (Consumer finance)	3,131	249
	Bharat Electronics Ltd. (Aerospace & defense)	30,768	37
	Britannia Industries Ltd. (Food products)	979	51
	Computer Age Management Services Ltd. (IT services)	1,589	43
	Crompton Greaves Consumer Electricals Ltd. (Household durables)	9,605	39
	Dabur India Ltd. (Personal products)	6,439	44
*	Devyani International Ltd. (Hotels, restaurants & leisure)	12,191	27
	Dixon Technologies India Ltd. (Household durables)	888	42
	Escorts Kubota Ltd. (Machinery)	1,839	47
	Fine Organic Industries Ltd. (Chemicals)	592	41
	Gujarat Fluorochemicals Ltd. (Chemicals)	1,059	40
	Havells India Ltd. (Electrical equipment)	2,733	36
	HDFC Bank Ltd. (Banks)	16,625	328
	Hindustan Unilever Ltd. (Personal products)	2,978	92
	Housing Development Finance Corp. Ltd. (Diversified financial services)	6,941	222
	Infosys Ltd. (IT services)	6,377	116
	Kajaria Ceramics Ltd. (Building products)	2,790	39
	KEI Industries Ltd. (Electrical equipment)	4,048	72
	KPIT Technologies Ltd. (Software)	5,511	47
*	Max Healthcare Institute Ltd. (Health care providers & services)	10,106	54
	Motherson Sumi Wiring India Ltd. (Auto components)	75,771	53
	Nestle India Ltd. (Food products)	245	58
	Oberoi Realty Ltd. (Real estate management & development)	3,467	36
	Page Industries Ltd. (Textiles, apparel & luxury goods)	97	50
	PI Industries Ltd. (Chemicals)	1,253	52
	Pidilite Industries Ltd. (Chemicals)	2,101	65
	Polycab India Ltd. (Electrical equipment)	1,173	36
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	21,232	654
	SRF Ltd. (Chemicals)	1,822	51
	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	8,153	99

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Tata Consultancy Services Ltd. (IT services)	3,388	$133
	Tata Consumer Products Ltd. (Food products)	6,252	58
	Tata Elxsi Ltd. (Software)	438	33
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	3,587	112
	Trent Ltd. (Specialty retail)	5,067	83
	Tube Investments of India Ltd. (Auto components)	2,090	70
	UNO Minda Ltd. (Auto components)	13,249	83
	UPL Ltd. (Chemicals)	8,675	75
	Varun Beverages Ltd. (Beverages)	8,837	141
			4,016
	Indonesia—7.0%
	Astra International Tbk PT (Automobiles)	124,700	46
	Bank Central Asia Tbk PT (Banks)	972,500	534
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	1,052,200	334
			914
	Philippines—2.0%
	BDO Unibank, Inc. (Banks)	53,978	102
	International Container Terminal Services, Inc. (Transportation infrastructure)	21,980	79
	Wilcon Depot, Inc. (Specialty retail)	137,200	73
			254
	South Korea—9.0%
*	JYP Entertainment Corp. (Entertainment)	2,016	108
	Kakao Corp. (Interactive Media & Services)	962	40
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	803	99
	NAVER Corp. (Interactive Media & Services)	290	41
*	Samsung Biologics Co. Ltd. (Life sciences tools & services)	154	100
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	14,616	639
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	325	152
			1,179
	Taiwan—16.8%
	Accton Technology Corp. (Communications equipment)	7,000	53
	Chailease Holding Co. Ltd. (Diversified financial services)	16,000	113
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	11,000	65
	E.Sun Financial Holding Co. Ltd. (Banks)	109,000	85
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	1,300	56

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	75

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	3,000	$81
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	10,000	90
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	100,000	1,459
	Voltronic Power Technology Corp. (Electrical equipment)	2,700	136
	Wiwynn Corp. (Technology hardware, storage & peripherals)	2,000	52
			2,190
	Thailand—4.4%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	212,900	178
	Bumrungrad Hospital PCL (Health care providers & services)	14,800	91
	Central Pattana PCL (Real estate management & development)	55,200	113
	Central Retail Corp. PCL (Multiline retail)	39,800	53
	Kasikornbank PCL (Banks)	17,100	73
	PTT Exploration & Production PCL (Oil, gas & consumable fuels)	13,100	67
			575

	Emerging Latin America—17.2%
	Argentina—0.6%
*	Globant SA (IT services)†	484	81
	Brazil—10.3%
	Arezzo Industria e Comercio SA (Textiles, apparel & luxury goods)	1,700	25
	B3 SA - Brasil Bolsa Balcao (Capital markets)	45,500	114
	Banco BTG Pactual SA (Capital markets)	25,600	116
	Hypera SA (Pharmaceuticals)	14,200	122
	Itau Unibanco Holding SA—ADR (Banks)	39,445	186
	Localiza Rent a Car SA (Road & rail)	6,800	69
*	MercadoLibre, Inc. (Internet & direct marketing retail)	188	159
	Patria Investments Ltd. (Capital markets)†	4,936	69
	Raia Drogasil SA (Food & staples retailing)	21,600	97
	Rumo SA (Road & rail)	24,500	86
	TOTVS SA (Software)	21,100	110
	Vinci Partners Investments Ltd. (Capital markets)†	5,762	52
	WEG SA (Electrical equipment)	18,200	133
			1,338
	Chile—0.5%
	Sociedad Quimica y Minera de Chile SA—ADR (Chemicals)	752	60

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—5.0%
	Arca Continental SAB de CV (Beverages)	8,000	$65
	Banco del Bajio SA (Banks)	23,300	73
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	3,300	77
	Regional SAB de CV (Banks)	9,100	66
	Wal-Mart de Mexico SAB de CV (Food & staples retailing)	105,900	374
			655
	Peru—0.8%
	Credicorp Ltd. (Banks)†	740	100

	Emerging Europe, Mid-East, Africa—11.2%
	Poland—1.1%
*	Dino Polska SA (Food & staples retailing)	1,634	140
	Qatar—1.1%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	33,820	34
	Qatar Islamic Bank SAQ (Banks)	9,628	49
	Qatar National Bank QPSC (Banks)	12,822	63
			146
	Saudi Arabia—2.9%
	Alinma Bank (Banks)	8,540	74
	Arabian Internet & Communications Services Co. (IT services)	729	47
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	982	37
	Dallah Healthcare Co. (Health care providers & services)	905	36
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	1,207	71
	Elm Co. (IT services)	495	44
	Nahdi Medical Co. (Food & staples retailing)	962	43
	Saudi Tadawul Group Holding Co. (Capital markets)	655	31
			383
	South Africa—3.9%
	Bidvest Group Ltd. (Industrial conglomerates)	7,647	96
	Capitec Bank Holdings Ltd. (Banks)	1,270	139
	Clicks Group Ltd. (Food & staples retailing)	7,840	125
	Shoprite Holdings Ltd. (Food & staples retailing)	10,721	143
			503
	United Arab Emirates—2.2%
	Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	39,292	47
	Emaar Properties PJSC (Real estate management & development)	56,714	91

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2022

Emerging Markets ex China Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—(continued)
	First Abu Dhabi Bank PJSC (Banks)	22,222	$103
*	Salik Co. PJSC (Transportation infrastructure)	63,552	43
			284
	Total Common Stocks—98.4% (cost $12,969)		12,818

	Rights

	Emerging Latin America—0.0%
	Brazil—0.0%
*	Localiza Rent a Car SA, Expiring 1/31/23 (Road & rail)	28	—
	Total Rights—0.0% (cost $0)		—

	Repurchase Agreement
	Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $222, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $226	$222	222
	Total Repurchase Agreement—1.7% (cost $222)		222
	Total Investments—100.1% (cost $13,191)		13,040
	Liabilities, plus cash and other assets—(0.1)%		(7)
	Net assets—100.0%		$13,033

ADR = American Depository Receipt

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.03% of the Fund’s net assets at December 31, 2022.

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.4%
Financials	25.9%
Consumer Staples	11.2%
Industrials	8.7%
Consumer Discretionary	7.5%
Health Care	6.7%
Energy	5.9%
Materials	4.1%
Real Estate	1.9%
Communication Services	1.7%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	31.3%
New Taiwan Dollar	17.1%
South Korean Won	9.2%
Indonesian Rupiah	7.1%
South African Rand	6.9%
Brazilian Real	6.8%
U.S. Dollar	5.5%
Mexican Peso	5.1%
Thai Baht	4.5%
UAE Dirham	2.2%
Philippine Peso	2.0%
Qatari Rial	1.2%
Polish Zloty	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	77

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA D.J. Neiman, CFA

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 28.12% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 18.02%.

Calendar year underperformance versus the Index was largely driven by style headwinds amid strong performance of low-valuation stocks and underperformance of high-growth, high-quality, and long-duration assets. From a sector perspective, the underperformance was driven by negative stock selection effects within most sectors, in particular, Consumer Discretionary, Information Technology, and Materials. Within Consumer Discretionary, Pet Center Comercio E Participacoes, the largest pet store chain in Brazil, was a notable detractor. While the company’s sales growth and market share gains remained strong, weaker margins on the back of inflationary pressure and unfavorable product and channel mix coupled with the stock high valuation weighed on the share price. Grupo Sbf (Centauro) also weighed on relative performance during the year, dragged down by weakness in the fourth quarter.

Information Technology was dragged down by ASPEED Technology, a Taiwanese semiconductor company specializing in baseboard management controllers, and Dlocal, a payments service provider. ASPEED Technology’s decline was primarily driven by the decelerating semiconductor cycle and softer demand outlook, while Dlocal fell on the back of a short seller report.

Hansol Chemical, a South Korean chemical company that supplies components and consumables to large tech hardware companies, hampered relative results in the Materials sector. The company delivered weaker-than-expected results against cost pressure from higher oil and liquid natural gas prices, the fall in NB-latex price, and overall weaker end-market demand.

Partially offsetting these negative effects was the positive stock selection effect within Consumer Staples and Health Care, coupled with the overweighting allocation to Consumer Staples and underweighting allocation to Health Care.

Within Consumer Staples, Varun Beverages and Proya Cosmetics (Proya) were the most significant contributors to relative performance. Varun Beverages’ outperformance was demand driven by very strong operating performance during the year, consistently exceeding consensus expectations amid strong demand recovery and price hikes coupled with distribution expansion and new product launches. Proya is a leading domestic Chinese beauty company focused on lower-tier cities. The company is a key beneficiary of the domestic substitution trend within China’s cosmetics and beauty industry. It continued to deliver strong sales momentum during the lockdowns due to its digital-first channel strategy, brand recognition, and new product ramp-up.

In Health Care, Thailand-based Bumrungrad Hospital, which operates one of the largest and most sophisticated private hospitals in Asia, was a notable contributor to relative performance as international patients’ revenues accelerated amid normalizing travel dynamics post-COVID disruption.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

78	Annual Report	December 31, 2022

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2022

	1 Year	3 Year	5 Year	10 Year
Class N	(28.12)%	3.09%	0.15%	5.24%
Class I	(27.93)	3.35	0.41	5.53
Class R6	(27.91)	3.39	0.47	5.60
MSCI Emerging Markets Small Cap Index (net)	(18.02)	5.11	1.06	3.21

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2022	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—65.8%
	China—14.2%
	Anhui Guangxin Agrochemical Co. Ltd. (Chemicals)	510,073	$2,157
	Centre Testing International Group Co. Ltd. (Professional services)	1,083,705	3,476
	Estun Automation Co. Ltd. (Machinery)	184,800	576
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	5,513,812	5,235
	Jiangsu Hengli Hydraulic Co. Ltd. (Machinery)	108,900	989
	Jiumaojiu International Holdings Ltd. (Hotels, restaurants & leisure)	2,001,000	5,345
	Juewei Food Co. Ltd. (Food products)	607,500	5,339
	Longshine Technology Group Co. Ltd. (Software)	439,058	1,388
	Proya Cosmetics Co. Ltd. (Personal products)	309,749	7,463
	Shanghai M&G Stationery, Inc. (Commercial services & supplies)	622,447	4,923
	Sichuan Swellfun Co. Ltd. (Beverages)	272,891	3,314
	Suzhou Maxwell Technologies Co. Ltd. (Electrical equipment)	90,223	5,345
	Yunnan Botanee Bio-Technology Group Co. Ltd. (Personal products)	18,000	387
			45,937
	India—28.0%
*	Aavas Financiers Ltd. (Thrifts &
	mortgage finance)	43,743	978
*	Affle India Ltd. (Media)	147,454	1,919
	APL Apollo Tubes Ltd. (Metals & mining)	334,072	4,402
	Astral Ltd. (Building products)	72,193	1,710
	Atul Ltd. (Chemicals)	1,424	142
	AU Small Finance Bank Ltd. (Banks)	474,880	3,759
	Carborundum Universal Ltd. (Chemicals)	33,752	359
	Central Depository Services India Ltd. (Capital markets)	86,385	1,164
	Century Plyboards India Ltd. (Paper & forest products)	291,115	1,830
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	665,170	5,833
	City Union Bank Ltd. (Banks)	838,752	1,817
	Dixon Technologies India Ltd. (Household durables)	48,938	2,311
	Fine Organic Industries Ltd. (Chemicals)	45,358	3,142
	GMM Pfaudler Ltd. (Machinery)	65,601	1,239
*	Godrej Properties Ltd. (Real estate management & development)	49,231	727
	Gujarat Fluorochemicals Ltd. (Chemicals)	57,559	2,160
	Havells India Ltd. (Electrical equipment)	23,919	319
	Kajaria Ceramics Ltd. (Building products)	26,461	367
	KEI Industries Ltd. (Electrical equipment)	236,752	4,218
*	Macrotech Developers Ltd. (Real estate management & development)	406,553	5,357

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	*Max Healthcare Institute Ltd. (Health care providers & services)	504,679	$2,685
	Motherson Sumi Wiring India Ltd. (Auto components)	1,052,845	740
	Navin Fluorine International Ltd. (Chemicals)	25,335	1,248
	Oberoi Realty Ltd. (Real estate management & development)	272,057	2,845
	Page Industries Ltd. (Textiles, apparel & luxury goods)	585	304
	PI Industries Ltd. (Chemicals)	89,270	3,699
	Pidilite Industries Ltd. (Chemicals)	10,396	322
	Polycab India Ltd. (Electrical equipment)	107,611	3,348
	Radico Khaitan Ltd. (Beverages)	144,852	1,775
	SRF Ltd. (Chemicals)	11,707	325
	Sumitomo Chemical India Ltd. (Chemicals)	320,051	1,899
	Sundram Fasteners Ltd. (Auto components)	71,246	840
	Trent Ltd. (Specialty retail)	332,512	5,426
	Tube Investments of India Ltd. (Auto components)	186,080	6,197
	UNO Minda Ltd. (Auto components)	441,561	2,770
	Varun Beverages Ltd. (Beverages)	416,884	6,669
	Vinati Organics Ltd. (Chemicals)	130,778	3,152
	VIP Industries Ltd. (Textiles, apparel & luxury goods)	289,624	2,346
			90,343
	Indonesia—4.7%
	Bank BTPN Syariah Tbk PT (Banks)	19,688,000	3,528
	Bank Negara Indonesia Persero Tbk PT (Banks)	12,449,900	7,378
*	PT Mitra Adiperkasa Tbk (Multiline retail)	32,005,100	2,971
	United Tractors Tbk PT (Oil, gas & consumable fuels)	667,700	1,118
			14,995
	Philippines—2.1%
	International Container Terminal Services, Inc. (Transportation infrastructure)	274,150	984
*	TDCX, Inc.—ADR (IT services)	63,960	792
	Wilcon Depot, Inc. (Specialty retail)	9,369,700	4,960
			6,736
	South Korea—3.9%
*	F&F Co. Ltd. (Textiles, apparel & luxury goods)	45,953	5,251
*	JYP Entertainment Corporation (Entertainment)	24,926	1,336
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	48,537	5,969
			12,556
	Taiwan—10.8%
	Airtac International Group (Machinery)	69,158	2,095
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	50,000	1,090

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2022

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	62,900	$3,448
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	188,000	1,046
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	61,000	2,650
*	Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	177,000	2,462
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	227,831	6,123
	Nanya Technology Corp. (Semiconductors & semiconductor equipment)	2,129,000	3,547
	Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	103,000	2,590
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	564,000	5,046
	Voltronic Power Technology Corp. (Electrical equipment)	97,507	4,901
			34,998
	Thailand—2.1%
	Bumrungrad Hospital PCL (Health care providers & services)	799,200	4,892
	Com7 PCL (Specialty retail)	1,843,100	1,809
			6,701

	Emerging Latin America—17.2%
	Brazil—8.7%
	Arezzo Industria e Comercio SA (Textiles, apparel & luxury goods)	299,000	4,431
*	CI&T, Inc. (IT services)†	83,812	545
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	658,500	1,630
	Hypera SA (Pharmaceuticals)	650,800	5,572
*	Infracommerce CXAAS SA (IT services)	90,100	63
*	Locaweb Servicos de Internet SA (IT services)	3,054,278	4,061
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	947,200	3,929
	Pet Center Comercio e Participacoes SA (Specialty retail)	249,606	296
	TOTVS SA (Software)	1,420,200	7,430
			27,957
	Mexico—8.5%
	Banco del Bajio SA (Banks)	1,820,400	5,734
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	348,000	825
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	787,899	6,058
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	445,230	10,373

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Comercial Chedraui SA de CV (Food & staples retailing)	197,700	$842
	Regional SAB de CV (Banks)	516,900	3,740
			27,572

	Emerging Europe, Mid-East, Africa—16.2%
	Greece—2.9%
	Motor Oil Hellas Corinth Refineries SA (Oil, gas & consumable fuels)	149,063	3,482
	Terna Energy SA (Independent power & renewable electricity producers)	274,831	5,995
			9,477
	Kazakhstan—1.4%
	Kaspi.KZ JSC—GDR (Consumer finance)	61,651	4,408
	Poland—2.5%
*	Dino Polska SA (Food & staples retailing)	94,399	8,086
	Qatar—0.6%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	2,054,911	2,066
	Romania—0.6%
	Banca Transilvania SA (Banks)	405,313	1,749
	Saudi Arabia—4.9%
	Arabian Internet & Communications Services Co. (IT services)	51,156	3,305
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	65,969	2,524
	Dallah Healthcare Co. (Health care providers & services)	69,283	2,729
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	70,908	4,163
	Nahdi Medical Co. (Food & staples retailing)	69,070	3,073
			15,794
	South Africa—0.1%
	Transaction Capital Ltd. (Consumer finance)	171,107	333
	United Arab Emirates—3.2%
	Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	4,145,421	4,978
*	Americana Restaurants International PLC (Hotels, restaurants & leisure)	1,093,325	884
*	Network International Holdings PLC (IT services)	625,409	2,253
*	Salik Co. PJSC (Transportation infrastructure)	3,446,007	2,327
			10,442
	Total Common Stocks—99.2% (cost $310,900)		320,150

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $3,088, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $3,149	$3,088	$3,088
Total Repurchase Agreement—1.0% (cost $3,088)		3,088
Total Investments—100.2% (cost $313,988)		323,238
Liabilities, plus cash and other assets—(0.2)%		(565)
Net assets—100.0%		$322,673

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	16.8%
Consumer Discretionary	16.7%
Industrials	16.6%
Financials	13.4%
Consumer Staples	11.5%
Materials	7.8%
Health Care	6.3%
Real Estate	4.3%
Utilities	3.5%
Energy	2.1%
Communication Services	1.0%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	28.2%
Chinese Yuan Renminbi	12.7%
New Taiwan Dollar	10.9%
Mexican Peso	8.6%
Brazilian Real	8.6%
South African Rand	5.0%
Indonesian Rupiah	4.7%
South Korean Won	3.9%
Euro	3.0%
UAE Dirham	2.6%
Polish Zloty	2.5%
Thai Baht	2.1%
Philippine Peso	1.8%
U.S. Dollar	1.8%
Hong Kong Dollar	1.7%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2022

China Growth Fund

The China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Vivian Lin Thurston, CFA Casey K. Preyss, CFA

The William Blair China Growth Fund (Class I shares) (the “Fund”) posted a 32.43% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the MSCI China All Shares Index (net) (the “Index”), decreased 23.61%.

Underperformance versus the Index was primarily driven by style headwinds amid strong outperformance of low-valuation stocks. From a sector perspective, the portfolio’s lack of exposure to Energy and overweight in Information Technology were particularly detrimental. Style headwinds also drove negative stock selection across sectors, which was particularly acute in the Financials and Health Care sectors, and by the portfolio’s exposure to technology hardware, particularly semiconductor manufacturers Silergy and Will Semiconductor. Silergy is the market leader in China for analog semiconductors and, in our view, remains a beneficiary of structural growth in demand from automobile, cloud, and 5G end-markets, as well as a localization trend. Will Semiconductor produces image sensors for smartphones, automotive, and other uses. It is taking market share at the lower end of the technology spectrum as competitors on the leading edge reduce capacity. The stock price for the industry weakened against a deteriorated demand backdrop and rising costs.

Within Financials, the omission of several large banks that outperformed the broad sector was the primary detractor, while Wuxi Biologics was the primary detractor in Health Care. Wuxi Biologics offers a full range of research and manufacturing services for biologic drugs that are designed to help clients improve research and development efficiency, shorten development timelines, and lower costs. Early in the year, the company was added to the U.S. Commerce Department’s Unverified List and was restricted from purchasing bioreactors and hollow fiber filters from U.S. suppliers because regulators were not able to verify appropriate (i.e., non-defense related) end-market use due to an inability to conduct an on-site inspection. Subsequently, the on-site inspection was completed, and the stock recovered as the import restrictions were removed in December, but it still remains below its peak valuations.

Partially offsetting those effects was an underweight in Materials and an overweight in Consumer Staples, anchored by Proya Cosmetics (Proya). Proya is a leading domestic Chinese beauty company focused on lower-tier cities. The company is a key beneficiary of the domestic substitution trend within China’s cosmetics and beauty industry. It continued to deliver strong sales momentum during the lockdowns due to its digital-first channel strategy, brand recognition, and new product ramp-up.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2022	William Blair Funds	83

China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2022

	1 Year	Since Inception(a)
Class I	(32.43)%	(27.69)%
Class R6	(32.49)	(27.73)
MSCI China All Shares Index (net)	(23.61)	(20.17)

(a)	Since inception is for the period from August 27, 2021 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips, and foreign listings. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

84	Annual Report	December 31, 2022

China Growth Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—95.5%
	China—95.5%
	Aier Eye Hospital Group Co. Ltd. (Health care providers & services)	10,937	$49
	Airtac International Group (Machinery)	1,000	30
*	Alibaba Group Holding Ltd. (Internet & direct marketing retail)	9,300	103
	Bank of Chengdu Co. Ltd.(Banks)	16,200	36
	Bank of Ningbo Co. Ltd. (Banks)	11,590	54
	Beijing Kingsoft Office Software, Inc. (Software)	968	37
	China Merchants Bank Co. Ltd. (Banks)	9,000	50
	China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	3,400	106
	Chongqing Zhifei Biological Products Co. Ltd. (Biotechnology)	800	10
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	900	51
	East Money Information Co. Ltd. (Capital markets)	16,120	45
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	7,110	81
	Guanghui Energy Co. Ltd. (Oil, gas & consumable fuels)	7,800	10
	Hangzhou Tigermed Consulting Co. Ltd. (Life sciences tools & services)	1,417	21
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	22,800	22
	Inner Mongolia Yili Industrial Group Co. Ltd. (Food products)	6,500	29
	JD.com, Inc. (Internet & direct marketing retail)	2,702	76
	Jiangsu Hengli Hydraulic Co. Ltd. (Machinery)	3,100	28
	Juewei Food Co. Ltd. (Food products)	2,300	20
*	Kuaishou Technology (Interactive Media & Services)	2,300	21
	Kweichow Moutai Co. Ltd. (Beverages)	400	99
	Li Ning Co. Ltd. (Textiles, apparel & luxury goods)	4,500	39
*	LONGi Green Energy Technology Co. Ltd. (Semiconductors & semiconductor equipment)	2,500	15
	Maxscend Microelectronics Co. Ltd. (Electronic equipment, instruments & components)	1,000	17
*	Meituan (Internet & direct marketing retail)	2,600	58
	NAURA Technology Group Co. Ltd. (Semiconductors & semiconductor equipment)	900	29
	NetEase, Inc. (Entertainment)	3,500	51
	Proya Cosmetics Co. Ltd. (Personal products)	1,820	44
	SG Micro Corp. (Semiconductors & semiconductor equipment)	1,250	31

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Shanghai M&G Stationery, Inc. (Commercial services & supplies)	2,300	$18
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	4,500	45
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Health care equipment & supplies)	400	18
	Silergy Corp. (Semiconductors & semiconductor equipment)	2,000	28
	Suzhou Maxwell Technologies Co. Ltd. (Electrical equipment)	420	25
	Tencent Holdings Ltd. (Interactive Media & Services)	4,100	176
*	Topchoice Medical Corp. (Health care providers & services)	1,000	22
	Wuliangye Yibin Co. Ltd. (Beverages)	1,900	49
	WuXi AppTec Co. Ltd. (Life sciences tools & services)	2,600	28
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	3,500	27
	Wuxi Lead Intelligent Equipment Co. Ltd. (Machinery)	2,800	16
	Yonyou Network Technology Co. Ltd. (Software)	6,200	22
	Yunnan Botanee Bio-Technology Group Co. Ltd. (Personal products)	900	19
	Yunnan Energy New Material Co. Ltd. (Chemicals)	1,000	19
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,000	42
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Semiconductors & semiconductor equipment)	2,400	22
	Zhongsheng Group Holdings Ltd. (Specialty retail)	4,000	21
			1,859

	Asia—3.8%
	Hong Kong—3.8%
	AIA Group Ltd. (Insurance)	4,800	53
	Hong Kong Exchanges & Clearing Ltd. (Capital markets)	500	22
			75
	Total Common Stocks—99.3% (cost $2,543)		1,934
	Total Investments—99.3% (cost $2,543)		1,934
	Cash and other assets, less liabilities—0.7%		13
	Net assets—100.0%		$1,947

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	85

China Growth Fund

Portfolio of Investments, December 31, 2022

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	20.9%
Consumer Staples	17.7%
Financials	13.4%
Communication Services	12.8%
Health Care	11.2%
Industrials	11.0%
Information Technology	10.4%
Utilities	1.1%
Materials	1.0%
Energy	0.5%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Chinese Yuan Renminbi	59.5%
Hong Kong Dollar	37.5%
New Taiwan Dollar	3.0%
Total	100.0%

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2022

Emerging Markets Debt Market Review and Outlook

In a year of strong headwinds, emerging market (EM) assets suffered one of the worst years of performance on record. This was especially true of dollar-denominated sovereign debt, which lagged corporate and local currency debt. The Russia-Ukraine conflict started the year off by creating significant uncertainties for global investors. Moreover, a negative combination of factors—including rising inflationary pressures, the continuation of global supply-chain disruptions, ongoing monetary policy normalization, higher global rates, and rising economic growth risks—all weighed on investor sentiment. This led to outflows from EM debt portfolios, widening EM debt credit spreads, higher EM local bond yields, and weaker EM currencies—all amid high levels of market volatility for much of the year. Market conditions finally improved in the fourth quarter as headwinds moderated and China’s reopening generated positive sentiment for global growth and supply chain strength. The reduction in inflationary pressure allowed investors to price in the end of the US Federal Reserve’s rate hiking cycle, which partially offset the prospect of a slowing global economy.

In this environment, the credit spread of the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBIGD) widened by 84 basis points (bps), to 452 bps, producing a negative total return of -17.78% for the full year.

While we believe high inflation and monetary-policy tightening have the potential to cloud the beginning of 2023, we expect market conditions to improve as we move through the year and inflationary pressures dissipate, particularly in the United States.

Therefore, we believe a combination of declining food and energy prices, improving global supply-chain dynamics, a still strong U.S. dollar, and softening economic conditions should drive inflation lower. Declining inflation, in turn, should allow for a less aggressive rate-hiking cycle, leading to lower U.S. Treasury yields and reduced risk of a sharp economic contraction.

Despite a better market environment in 2023, we believe global growth is likely to be lackluster. While there is the risk of a recession in the United States, we believe the U.S Federal Reserve should be able to engineer a soft landing. We believe economic conditions could be more challenging in Europe, however, as the continent faces an unprecedented energy crisis. In China, we believe economic conditions should improve after a very weak 2022, but COVID-related risks and uncertainty in the property sector could limit the potential for a stronger economic recovery in the near term.

While we anticipate softer economic conditions in EMs more broadly, we believe economic growth in these countries could come in around 3.6% in 2023 (approximately 2.5 percentage points higher than the International Monetary Fund’s projected growth for advanced economies) due to improved economic conditions in China and still-supportive commodity prices.

Resilient economic activity could continue to support fiscal dynamics across EMs, in our opinion. We believe the overall fiscal deficit in 2023 will be approximately –5.8% of EM gross domestic product (GDP), marginally lower than last year’s number. We believe basic balances (current account balances plus net foreign direct investments) should remain healthy at 1.3% of EM GDP, partly reflecting recent terms-of-trade gains enabled by higher commodity prices. Stable fiscal accounts should support debt dynamics in the next year, leading us to anticipate an overall total debt of 57% of GDP in 2023, marginally higher than in 2022.

It is important to note that central banks in EMs have been preemptively hiking interest rates such that real interest rates are now significantly higher than in advanced economies, providing significant support for local currencies and adding to the positive fundamental landscape.

Technical conditions should be more supportive in 2023, in our opinion. We saw record outflows from dedicated EM debt portfolios, high market volatility, and low liquidity, which resulted in limited new-debt issuance in 2022. Forced selling by passive funds and exchange-traded funds created significant dislocation in the marketplace, driving prices far below their fundamental values.

While we see market conditions gradually normalizing in 2023 and new debt issuance picking up in the first quarter of the year, we anticipate another year of limited net debt supply. Higher funding costs in primary markets should encourage issuers to tap into more affordable multilateral and bilateral financing. We also anticipate flows coming back to dedicated EM debt portfolios, attracted by appealing valuations. Reduced long-investor positioning and high investor cash levels should also add to a more constructive technical landscape.

In our opinion, EM debt appears attractively valued on both an absolute and relative basis, with spreads wider than their historical levels. EM sovereign high-yield spreads appear particularly compelling, especially relative to U.S. high-yield levels. In the distressed credit space, we believe current prices overestimate the probability of credit events and underestimate potential restructuring and recovery values. Despite softer economic conditions globally, overall EM credit fundamentals remain supportive—and while we see some pockets of weakness, especially among energy- and food-importing countries, overall we believe EM debt is well positioned to withstand a period of weaker global growth.

All things considered, we continue to believe that current valuations overcompensate investors for credit risk as well as volatility—so EM debt may offer attractive value to investors with a medium- to long-term horizon and a willingness to tolerate a period of higher volatility.

December 31, 2022	William Blair Funds	87

Emerging Markets Debt Fund

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Marcelo Assalin, CFA Marco Ruijer, CFA

The William Blair Emerging Markets Debt Fund (Class I shares) (the “Fund”) posted a 16.93% decrease, net of fees, for the year ended December 31, 2022. By comparison, the Fund’s benchmark index, the JPMorgan EMBI Global Diversified (the “Index”), decreased 17.78%.

Active performance was driven by security selection, especially within medium- and lower-risk countries, while allocation impacts detracted from relative performance.

With respect to higher-risk countries, security selection drove outperformance, especially in Argentina, as did an underweight position in Russia and an overweight in Angola. Conversely, overweight positions in Ukraine, Zambia, and Ghana detracted from relative performance.

In Russia, our underweight position generated positive alpha following the invasion of Ukraine that began in February. Bonds were marked down sharply as widescale financial and economic sanctions were placed on Russia, which are likely to severely weaken its domestic economy and could ultimately lead to a sovereign default. J.P. Morgan decided to remove all Russian bonds from the Index at the end of March, and we also sold the last of our U.S.-dollar-denominated Russian sovereign bonds during the month.

In Argentina, performance was driven primarily by our underweight of sovereign bonds and overweight of higher-quality provincial bonds. In addition, our bond positions and sovereign credit default swap hedges performed well in an environment in which Argentine bonds slid. Although higher-risk countries underperformed during the year, Argentina was also plagued by domestic concerns as confidence in the government’s ability to manage its debt eroded.

In Angola, bonds remained supported as markets viewed that fiscal policy remained prudent, which reduced concerns about short term financing. The depreciation of the kwanza towards the end of 2022 gave further comfort about the increased flexibility in the exchange rate regime, which is a tool that serves as a shock absorber for the economy. Our overweight position in Angola contributed to relative performance as the country’s bonds outperformed the broader market on a relative basis.

In Ukraine, our overweight exposure detracted from performance as the country came under military attack from Russia. Despite Ukrainian officials’ commitment to servicing their external debt obligations the country had to restructure its debt and external creditors agreed to a freeze on debt payments. Given the extent of the military invasion and its deep impact on Ukraine’s economy, the size of our overweight relative to the Index has been significantly eroded.

In Zambia, the broader backdrop and concerns about the pace of debt restructuring negotiations, particularly with bilateral creditors, weighed on investor sentiment and bond prices. Our overweight position in the country detracted from performance.

In Ghana, our overweight positions in the country detracted from performance as bond prices fell against a challenging external backdrop, as well as the ebb and flow of the market’s confidence in the International Monetary Fund (IMF) negotiation progress after an October visit by IMF staff to Accra ended without reaching an agreement. In December bonds saw some support when an IMF staff level agreement was reached. The authorities announced a domestic bond exchange and the suspension of external debt servicing on inter alia Eurobonds in December.

Security selection in medium-risk countries contributed to relative performance, especially in Dominican Republic, Colombia, Mongolia, and Uzbekistan where our overweight positions also contributed. Conversely, security selection and underweight positions in Brazil and Mexico, as well as an underweight in South Africa detracted from relative performance.

88	Annual Report	December 31, 2022

Emerging Markets Debt Fund

In the Dominican Republic, our overweight position drove positive relative performance, as well as security selection via the holding of a corporate airport issuer. We have been tactical in our risk positioning in the country as investor flows can impact valuations given the country’s favorable investor popularity and positioning.

We added to our overweight position in Colombia during the year as we believed the bonds were unfairly oversold. Expectations of radical policies from recently elected President Gustavo Petro led many market participants to believe that severe fiscal slippage was likely to occur. The budget which eventually passed was more moderate than originally expected, driving strength in bond prices, aiding our outperformance in the country.

In Uzbekistan and Mongolia overweight positions drove relative outperformance as the countries outperformed the broader market. In Mongolia, we reduced our positioning in the country’s sovereign debt after a slowdown of export activity into China due to Covid-related lockdowns.

In Brazil, underperformance was driven by security selection via the use of shorter-duration corporate debt, as well as our underweight position in the country’s sovereign debt, which outperformed the broader market.

In Mexico, underperformance was driven primarily by security selection, specifically an idiosyncratic issue with one of our corporate positions. Without this issue, the country was a relative outperformer for the year as it stands to benefit from higher oil prices and continued capital investment as companies re-shore to North America.

In South Africa we increased our positioning through the primary and secondary markets in the year but remained underweight to the country which outperformed on a relative basis. The rise in commodity prices delivered a positive terms-of-trade shock, which we believe assisted the performance of the external and fiscal sector. Our positioning was also focused on the long-end of the yield curve, which has been negatively impacted by a steepening of the curve.

In lower-risk countries, selection and our underweight positions in Kazakhstan and the United Arab Emirates (UAE) contributed to relative performance. Conversely, an underweight position in China, as well as security selection in Uruguay and Chile detracted from relative performance.

Kazakhstan’s bonds were negatively impacted by the country’s geographical proximity and economic ties to Russia, as well as its perceived political alignment with Russia. In addition, infrastructure damage forced the closure of one of Kazakhstan’s oil pipelines for about a month. Our large underweight position contributed to relative performance in the year. However, we partially closed the underweight position by buying bonds at what we believed were attractive valuations.

In Indonesia, security selection drove alpha, particularly in our holdings of quasi-sovereign debt, which we viewed as attractive and an overweight position in a credit in the oil and gas sector given its strong financial profile and leading position in Indonesia’s energy market. The issuer could benefit from the high-oil-price backdrop because—despite domestic price controls on retail fuels—the government reimburses the company via subsidies. We also complemented our positions in corporate issuers in the metals and mining and financials sectors.

Security selection in the UAE and Georgia contributed to relative outperformance as the bonds outperformed the broader market, especially in the long-end of the yield curve and corporate holdings in the UAE.

In China, relative underperformance was primarily due to our sizeable underweight against the Index via sovereigns and quasi-sovereigns, together with overweight positioning in corporate debt. China’s bond performance outperformed the broader market in the year.

In Chile our underperformance was driven primarily through our overweight in the telecommunications sector, which underperformed the sovereign.

Our underweight in Uruguay, largely driven by poor valuations, detracted from relative performance. Fundamentals in Uruguay remained strong, however, bonds compressed materially since the pandemic, offering limited potential spread tightening.

Please refer to the Emerging Markets Debt Review and Outlook relating to the Fund on page 87.

December 31, 2022	William Blair Funds	89

Emerging Markets Debt Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2022

	1 Year	Since Inception(a)
Class I	(16.93)%	(11.69)%
Class R6	(16.95)	(11.66)
JPMorgan EMBI Global Diversified	(17.78)	(11.62)

(a)	Since inception is for the period from May 25, 2021 (Commencement of Operations) to December 31, 2022.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks the total return of U.S.-dollar denominated debt instruments issued by sovereign and quasi-sovereign entities.

This report identifies the Fund’s investments on December 31, 2022. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

90	Annual Report	December 31, 2022

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Principal
Issuer	Amount		Value

Foreign Government Bonds—62.1%
Angola—2.1%
Angolan Government International Bond, 8.000%, due 11/26/29		$300	$264
Angolan Government International Bond, 8.750%, due 4/14/32(a)		250	216
Angolan Government International Bond, 9.125%, due 11/26/49		400	312
Angolan Government International Bond, 9.375%, due 5/8/48		200	157
			949
Argentina—1.5%
Argentine Government International Bond, 0.500%, due 7/9/30, (b)		215	58
Argentine Government International Bond, 3.000%, due 1/9/38, (b)	EUR	320	87
Argentine Government International Bond, 3.500%, due 7/9/41, (b)		$955	270
Argentine Government International Bond, 3.875%, due 1/9/38, (b)		930	293
			708
Azerbaijan—0.5%
Azerbaijan International Bond, 3.500%, due 9/1/32		300	249
Bahrain—1.3%
Bahrain Government International Bond, 5.250%, due 1/25/33		200	170
Bahrain Government International Bond, 6.250%, due 1/25/51		300	235
Bahrain Government International Bond, 7.000%, due 1/26/26		200	204
			609
Benin—0.3%
Benin Government International Bond, 6.875%, due 1/19/52	EUR	200	155
Bermuda—1.2%
Bermuda Government International Bond, 3.375%, due 8/20/50		$200	140
Bermuda Government International Bond, 5.000%, due 7/15/32(a)		200	199
Bermuda Government International Bond, 5.000%, due 7/15/32		200	198
			537
Brazil—1.5%
Brazil Letras do Tesouro Nacional, 0.000%, due 1/1/26	BRL	900	119
Brazilian Government International Bond, 4.750%, due 1/14/50		$280	195
Brazilian Government International Bond, 5.625%, due 2/21/47		200	158
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/25	BRL	560	101
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/33		610	99
			672
Cameroon—0.4%
Republic of Cameroon Government International Bond, 5.950%, due 7/7/32(a)	EUR	250	197

	Principal
Issuer	Amount		Value

Foreign Government Bonds—(continued)
Chile—0.5%
Chile Government International Bond, 4.340%, due 3/7/42		$250	$211
Colombia—1.9%
Colombia Government International Bond, 4.125%, due 2/22/42		300	187
Colombia Government International Bond, 4.125%, due 5/15/51		200	120
Colombia Government International Bond, 5.000%, due 6/15/45		650	446
Colombia Government International Bond, 6.125%, due 1/18/41		120	96
			849
Costa Rica—0.7%
Costa Rica Government International Bond, 4.375%, due 4/30/25		340	328
Dominican Republic—2.8%
Dominican Republic International Bond, 4.875%, due 9/23/32		290	240
Dominican Republic International Bond, 5.300%, due 1/21/41		200	154
Dominican Republic International Bond, 5.875%, due 1/30/60		400	292
Dominican Republic International Bond, 6.400%, due 6/5/49		320	258
Dominican Republic International Bond, 9.750%, due 6/5/26	DOP	19,000	321
			1,265
Ecuador—2.1%
Ecuador Government International Bond, 0.000%, due 7/31/30		$410	159
Ecuador Government International Bond, 2.500%, due 7/31/35, (b)		890	407
Ecuador Government International Bond, 5.500%, due 7/31/30, (b)		630	401
			967
Egypt—3.0%
Egypt Government International Bond, 4.750%, due 4/16/26	EUR	200	177
Egypt Government International Bond, 6.375%, due 4/11/31		250	184
Egypt Government International Bond, 7.300%, due 9/30/33(a)		$250	177
Egypt Government International Bond, 7.500%, due 2/16/61		250	152
Egypt Government International Bond, 8.750%, due 9/30/51(a)		250	167
Egypt Government International Bond, 8.875%, due 5/29/50		750	500
			1,357
El Salvador—0.9%
El Salvador Government International Bond, 6.375%, due 1/18/27		225	97
El Salvador Government International Bond, 7.625%, due 2/1/41		440	169
El Salvador Government International Bond, 8.250%, due 4/10/32		110	47
El Salvador Government International Bond, 9.500%, due 7/15/52		225	97
			410

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	91

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Principal
Issuer	Amount		Value

Foreign Government Bonds—(continued)
Gabon—0.4%
Gabon Government International Bond, 7.000%, due 11/24/31		$250	$205
Ghana—1.7%
Ghana Government International Bond, 0.000%, due 4/7/25 (c)		350	111
Ghana Government International Bond, 6.375%, due 2/11/27 (c)		600	225
Ghana Government International Bond, 7.750%, due 4/7/29 (c)		500	181
Ghana Government International Bond, 8.625%, due 4/7/34 (c)		400	142
Ghana Government International Bond, 8.950%, due 3/26/51 (c)		350	121
			780
Guatemala—0.4%
Guatemala Government Bond, 3.700%, due 10/7/33		200	164
Hungary—0.5%
Hungary Government International Bond, 3.125%, due 9/21/51		400	238
Indonesia—3.8%
Indonesia Government International Bond, 3.400%, due 9/18/29		550	506
Indonesia Government International Bond, 3.750%, due 6/14/28	EUR	300	311
Indonesia Government International Bond, 4.450%, due 4/15/70		$250	209
Indonesia Government International Bond, 5.125%, due 1/15/45		500	482
Indonesia Government International Bond, 6.500%, due 6/15/25	IDR	3,500,000	225
			1,733
Iraq—1.3%
Iraq International Bond, 6.752%, due 3/9/23		$600	591
Ivory Coast—1.0%
Ivory Coast Government International Bond, 6.625%, due 3/22/48	EUR	600	452
Kenya—1.0%
Kenya Government International Bond, 8.250%, due 2/28/48		$600	466
Lebanon—0.4%
Lebanon Government International Bond, 5.800%, due 4/14/20(c)		1,400	79
Lebanon Government International Bond, 6.850%, due 3/23/27(c)		600	34
Lebanon Government International Bond, 7.150%, due 11/20/31(c)		1,200	68
			181
Mexico—1.5%
Mexico Government International Bond, 3.750%, due 4/19/71		400	249
Mexico Government International Bond, 4.875%, due 5/19/33		225	208
Mexico Government International Bond, 5.625%, due 3/19/14	GBP	275	248
			705

	Principal
Issuer	Amount	Value

Foreign Government Bonds—(continued)
Mongolia—0.8%
Mongolia Government International Bond, 4.450%, due 7/7/31	$200	$154
Mongolia Government International Bond, 5.625%, due 5/1/23	200	194
		348
Morocco—0.3%
Morocco Government International Bond, 4.000%, due 12/15/50	200	136
Mozambique—0.7%
Mozambique International Bond, 5.000%, due 9/15/31, (b)	400	303
Nigeria—2.0%
Nigeria Government International Bond, 6.500%, due 11/28/27	400	322
Nigeria Government International Bond, 7.696%, due 2/23/38	400	270
Nigeria Government International Bond, 8.250%, due 9/28/51(a)	475	316
		908
Oman—1.2%
Oman Government International Bond, 4.750%, due 6/15/26	200	193
Oman Government International Bond, 6.750%, due 1/17/48	400	372
		565
Pakistan—0.7%
Pakistan Government International Bond, 8.875%, due 4/8/51	900	308
Panama—1.4%
Panama Government International Bond, 4.500%, due 4/1/56	200	147
Panama Government International Bond, 4.500%, due 1/19/63	400	282
Panama Government International Bond, 6.400%, due 2/14/35	200	203
		632
Paraguay—1.0%
Paraguay Government International Bond, 5.400%, due 3/30/50	350	300
Paraguay Government International Bond, 5.600%, due 3/13/48	200	174
		474
Peru—1.9%
Peruvian Government International Bond, 2.783%, due 1/23/31	840	695
Peruvian Government International Bond, 3.600%, due 1/15/72	300	195
		890
Philippines—1.8%
Philippine Government International Bond, 3.700%, due 2/2/42	500	406
Philippines Government International Bond, 5.609%, due 4/13/33	400	422
		828

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2022

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Principal
Issuer	Amount		Value

Foreign Government Bonds—(continued)
Qatar—2.9%
Qatar Government International Bond, 3.400%, due 4/16/25		$450	$435
Qatar Government International Bond, 4.400%, due 4/16/50		1,000	910
			1,345
Romania—1.3%
Romanian Government International Bond, 2.875%, due 4/13/42	EUR	200	119
Romanian Government International Bond, 3.375%, due 1/28/50		780	479
			598
Saudi Arabia—2.1%
Saudi Government International Bond, 2.250%, due 2/2/33		$400	323
Saudi Government International Bond, 3.250%, due 11/17/51		200	143
Saudi Government International Bond, 3.450%, due 2/2/61		500	356
Saudi Government International Bond, 3.750%, due 1/21/55		200	157
			979
Senegal—0.3%
Senegal Government International Bond, 5.375%, due 6/8/37	EUR	200	143
Serbia—0.3%
Serbia International Bond, 2.050%, due 9/23/36		200	120
South Africa—2.2%
South Africa Government International Bond, 5.750%, due 9/30/49		$800	586
South Africa Government International Bond, 7.300%, due 4/20/52		200	171
South Africa Government International Bond, 8.750%, due 2/28/48	ZAR	5,400	249
			1,006
Sri Lanka—1.3%
Sri Lanka Government International Bond, 5.750%, due 4/18/23(b)(c)		$400	119
Sri Lanka Government International Bond, 6.850%, due 11/3/25(b)(c)		400	120
Sri Lanka Government International Bond, 7.850%, due 3/14/29(b)(c)		1,200	345
			584
Tunisia—0.7%
Runisia International Bond, 5.625%, due 2/17/24	EUR	400	336
Turkey—2.2%
Turkey Government International Bond, 4.375%, due 7/8/27		100	100
Turkey Government International Bond, 4.875%, due 10/9/26		$200	179
Turkey Government International Bond, 4.875%, due 4/16/43		900	583
Turkey Government International Bond, 5.950%, due 1/15/31		200	166
			1,028

	Principal
Issuer	Amount	Value

Foreign Government Bonds—(continued)
Ukraine—0.9%
Ukraine Government International Bond, 0.000%, due 8/1/41, (b) (c)	$280	$80
Ukraine Government International Bond, 6.876%, due 5/21/31(b) (c)	200	38
Ukraine Government International Bond, 7.253%, due 3/15/35(b) (c)	1,500	279
		397
United Arab Emirates—1.3%
Abu Dhabi Government International Bond, 2.700%, due 9/2/70	450	277
Dubai Government International Bond, 3.900%, due 9/9/50	450	320
		597
Uruguay—0.7%
Uruguay Government International Bond, 4.975%, due 4/20/55	350	337
Vietnam—0.4%
Vietnam Government International Bond, 4.800%, due 11/19/24	200	195
Zambia—1.0%
Zambia Government International Bond, 8.500%, due 4/14/24(b)	400	180
Zambia Government International Bond, 8.970%, due 7/30/27(b)	600	264
		444
Total Foreign Government Bonds—62.1% (cost $33,169)		28,479

Foreign Corporate Bonds—30.1%
Brazil—1.2%
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	200	194
Fibria Overseas Finance Ltd., 4.000%, due 1/14/25	200	194
Petrorio Luxembourg Trading Sarl, 6.125%, due 6/9/26	200	190
		578
Chile—2.3%
CAP SA, 3.900%, due 4/27/31	250	195
Celulosa Arauco y Constitucion SA, 4.250%, due 4/30/29	200	187
Empresa Nacional del Petroleo, 5.250%, due 11/6/29	450	434
Kenbourne Invest SA, 4.700%, due 1/22/28	200	156
VTR Finance NV, 6.375%, due 7/15/28	200	73
		1,045

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	93

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Foreign Corporate Bonds—(continued)
China—2.9%
Bank of East Asia Ltd., 5 year CMT + 5.527%, 5.825%, due 10/21/25, (d) (e)	$250	$219
China Evergrande Group, 9.500%, due 3/29/24(b) (c)	300	20
China Hongqiao Group Ltd., 6.250%, due 6/8/24	200	184
Huarong Finance 2017 Co. Ltd., 4.250%, due 11/7/27	200	169
Lenovo Group Ltd., 5.875%, due 4/24/25	200	196
Sinochem Offshore Capital Co. Ltd., 2.375%, due 9/23/31	500	379
Sinochem Offshore Capital Co. Ltd., 3.375%, due 5/12/26	200	170
Yuzhou Group Holdings Co. Ltd., 7.850%, due 8/12/26(c)	200	18
		1,355
Colombia—0.8%
Canacol Energy Ltd., 5.750%, due 11/24/28(a)	200	176
Gran Tierra Energy International Holdings Ltd., 6.250%, due 2/15/25	200	174
		350
Costa Rica—0.4%
Instituto Costarricense de Electricidad, 6.375%, due 5/15/43	250	196
Dominican Republic—0.9%
Aeropuertos Dominicanos Siglo XXI SA, 6.750%, due 3/30/29	200	194
Empresa Generadora de Electricidad Haina SA, 5.625%, due 11/8/28(a)	250	221
		415
Georgia—0.4%
Georgian Railway JSC, 4.000%, due 6/17/28	200	174
Ghana—0.3%
Tullow Oil PLC, 7.000%, due 3/1/25	200	121
Guatemala—0.8%
Energuate Trust, 5.875%, due 5/3/27	200	189
Investment Energy Resources Ltd., 6.250%, due 4/26/29(a)	200	187
		376
India—1.1%
Continuum Energy Levanter Pte. Ltd., 4.500%, due 2/9/27	194	175
Export-Import Bank of India, 3.875%, due 2/1/28	200	185
Export-Import Bank of India, 2.250%, due 1/13/31	200	158
		518

	Principal
Issuer	Amount		Value

Foreign Corporate Bonds—(continued)
Indonesia—3.1%
Bank Negara Indonesia Persero Tbk PT, 3.750%, due 3/30/26		$200	$182
Medco Laurel Tree Pte. Ltd., 6.950%, due 11/12/28		200	177
Nickel Industries Ltd., 6.500%, due 4/1/24(a)		200	184
Pertamina Persero PT, 2.300%, due 2/9/31		200	161
Pertamina Persero PT, 3.100%, due 8/27/30		400	342
Pertamina Persero PT, 6.000%, due 5/3/42		200	189
Perusahaan Penerbit SBSN Indonesia III, 4.700%, due 6/6/32(a)		200	197
			1,432
Jamaica—0.4%
Sagicor Financial Co. Ltd., 5.300%, due 5/13/28		200	187
Kazakhstan—1.3%
KazMunayGas National Co. JSC, 3.500%, due 4/14/33		800	589
Kuwait—0.4%
NBK Tier 1 Ltd., 6 year CMT + 2.875%, 3.625%, due 8/24/26, (d) (e)		200	174
Malaysia—3.5%
1MDB Global Investments Ltd., 4.400%, due 3/9/23		1,200	1,172
Dua Capital Ltd., 2.780%, due 5/11/31		300	238
Petronas Capital Ltd., 4.550%, due 4/21/50		200	177
			1,587
Mexico—4.0%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, due 4/17/25		200	198
BBVA Bancomer SA, 5 year CMT + 2.650%, 5.125%, due 1/18/33, (e)		200	179
Credito Real SAB de CV SOFOM ER, 5.000%, due 2/1/27(c)	EUR	200	6
Petroleos Mexicanos, 7.690%, due 1/23/50		$250	173
Petroleos Mexicanos, 6.750%, due 9/21/47		1,248	795
Petroleos Mexicanos, 6.700%, due 2/16/32		330	259
Petroleos Mexicanos, 5.950%, due 1/28/31		300	227
			1,837
Mongolia—0.4%
Development Bank of Mongolia LLC, 7.250%, due 10/23/23		200	178

See accompanying Notes to Financial Statements.

94	Annual Report	December 31, 2022

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Foreign Corporate Bonds—(continued)
Nigeria—0.4%
SEPLAT Energy PLC, 7.750%, due 4/1/26	$250	$198
Oman—0.4%
Bank Muscat SAOG, 4.750%, due 3/17/26	200	190
Panama—0.4%
Aeropuerto Internacional de Tocumen SA, 5.125%, due 8/11/61	250	205
Peru—1.3%
Corp. Financiera de Desarrollo SA, 2.400%, due 9/28/27	420	352
Fondo MIVIVIENDA SA, 4.625%, due 4/12/27(a)	250	235
		587
South Africa—0.4%
Stillwater Mining Co., 4.000%, due 11/16/26	200	176
Supranational—0.4%
African Export-Import Bank, 2.634%, due 5/17/26	200	177
Trinidad And Tobago—0.9%
Heritage Petroleum Co. Ltd., 9.000%, due 8/12/29(a)	200	207
Heritage Petroleum Co. Ltd., 9.000%, due 8/12/29	200	208
		415
United Arab Emirates—1.3%
Aldar Sukuk Ltd., 4.750%, due 9/29/25	200	196
Finance Department Government of Sharjah, 4.000%, due 7/28/50	300	196
MAF Global Securities Ltd., 5 year CMT + 3.539%, 6.375%, due 3/20/26, (d) (e)	200	191
		583
Uzbekistan—0.4%
Ipoteka-Bank ATIB, 5.500%, due 11/19/25	200	173
Total Foreign Corporate Bonds—30.1% (cost $15,464)		13,816

Foreign Municipal Bonds—1.2%
Argentina—1.2%
Provincia de Buenos Aires, 5.250%, due 9/1/37, (a) (b)	50	17
Provincia de Buenos Aires, 4.500%, due 9/1/37, (a) (b)	200	56
Provincia de Buenos Aires, 5.250%, due 9/1/37, (b)	400	138
Provincia de Cordoba, 6.875%, due 12/10/25, (b)	200	160
Provincia del Chubut Argentina, 7.750%, due 7/26/30, (b)	219	178
		549
Total Foreign Municipal Bonds—1.2% (cost $662)		549

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 1.600% dated 12/30/22, due 01/03/23, repurchase price $482, collateralized by U.S. Treasury Note, 2.375%, due 03/31/29, valued at $491	$482	$482
Total Repurchase Agreement—1.1% (cost $482)		482

U.S. Government—3.6%
U.S. Treasury Bill, 3.521%, due 2/16/23 (f)	456	454
U.S. Treasury Bill, 4.239%, due 3/9/23 (f)	258	256
U.S. Treasury Bill, 4.450%, due 4/4/23	470	465
U.S. Treasury Bill, 4.600%, due 5/11/23	470	462
Total U.S. Government—3.6% (cost $1,637)		1,637
Total Investments in Securities—98.1% (cost $51,414)		44,963
Total Investments—98.1% (cost $51,414)		44,963
Cash and other assets, less liabilities—1.9%		863
Net assets—100.0%		$45,826

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2022.

(c) Security is currently in default and/or non-income producing.

(d) Security is perpetual in nature and has no stated maturity.

(e) Floating Rate Bond. Rate shown is as of December 31, 2022.

(f) Security, or portion of security, is segregated as collateral to cover initial margin requirements on centrally cleared swaps aggregating a total value of $545 (in thousands).

CMT = Constant Maturity Treasury

EURIBOR = Euro Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Index Average

At December 31, 2022, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Sovereign	67.4%
Quasi-Sovereign	16.9%
Corporate
Financials	5.3%
Energy	2.8%
Materials	2.6%
Utilities	1.8%
Industrials	0.9%
Communication Services	0.5%
Information Technology	0.5%
Sub Sovereign	1.3%
Total	100.0%

At December 31, 2022, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	90.1%
Euro	6.7%
All Other Currencies	3.2%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	95

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Sold
3/15/23	British Pound Sterling	Citibank N.A. London	218	$ 270	$ 263	$7
3/15/23	Euro	Citibank N.A. London	3,080	3,301	3,314	(13)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(6)

Centrally Cleared Interest Rate Swaps

								Upfront
						Notional		Payment		Unrealized
Floating Rate	Pay/Receive	Fixed	Payment	Maturity	Cleared	Amount		Paid		Appreciation
Reference	Floating Rate	Rate	Frequency	Date	Exchange	(in thousands)		(Received)	Value	(Depreciation)
1-Day USD SOFR	Receive	3.500%	1Y	June 2047	LCH		$200	$2	$(6)	$(8)
1-Day USD SOFR	Receive	3.750%	1Y	June 2032	LCH		$1,115	(8)	(23)	(15)
6 Month EURIBOR	Receive	3.250%	1Y	September 2032	LCH	EUR	128	—	(1)	(1)
6 Month EURIBOR	Receive	3.000%	1Y	September 2027	LCH	EUR	115	—	1	1
6 Month EURIBOR	Receive	3.000%	1Y	September 2029	LCH	EUR	556	3	5	2
6 Month EURIBOR	Receive	3.250%	1Y	September 2037	LCH	EUR	766	(2)	(15)	(13)
6 Month EURIBOR	Receive	2.750%	1Y	September 2047	LCH	EUR	367	5	(4)	(9)
1-Day GBP SONIA	Receive	3.650%	1Y	December 2037	LCH	GBP	240	—	—	—
1-Day USD SOFR	Pay	4.000%	1Y	June 2025	LCH		$2,080	3	2	(1)
1-Day USD SOFR	Pay	3.750%	1Y	June 2027	LCH		$2,494	(2)	8	10
1-Day USD SOFR	Pay	3.750%	1Y	June 2029	LCH		$1,038	(2)	11	13
1-Day USD SOFR	Pay	3.500%	1Y	June 2042	LCH		$46	—	—	—
1-Day USD SOFR	Pay	3.000%	1Y	June 2062	LCH		$6	—	—	—
										$(21)

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2022

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2022 (all dollar amounts in thousands)

Centrally Cleared Credit Default Swaps

							Upfront
						Notional	Payment		Unrealized
Reference	Buy/Sell		Payment	Maturity	Cleared	Amount	Paid		Appreciation
Entity	Protection	Fixed Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
Kingdom of Saudi Arabia	Buy	1.000%	3M	June 2026	ICE	$400	$(8)	$(7)	$1
Argentine Republic	Buy	5.000%	3M	December 2023	ICE	200	31	27	(4)
Argentine Republic	Buy	1.000%	3M	December 2025	ICE	500	304	335	31
Argentine Republic	Buy	5.000%	3M	June 2026	ICE	250	143	155	12
Argentine Republic	Buy	1.000%	3M	June 2027	ICE	250	205	178	(27)
Republic of South Africa	Buy	1.000%	3M	December 2027	ICE	250	16	16	—
Argentine Republic	Sell	5.000%	3M	December 2031	ICE	500	(293)	(330)	(37)
Argentine Republic	Sell	5.000%	3M	June 2032	ICE	100	(63)	(66)	(3)
Argentine Republic	Sell	5.000%	3M	December 2024	ICE	250	(103)	(118)	(15)
Argentine Republic	Sell	5.000%	3M	June 2027	ICE	250	(190)	(160)	30
Federative Republic of Brazil	Sell	1.000%	3M	December 2032	ICE	420	(82)	(70)	12
Republic of Chile	Sell	1.000%	3M	December 2032	ICE	270	(23)	(14)	9
									$9
Total net unrealized appreciation (depreciation) on swaps									$(12)

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	97

Statements of Assets and Liabilities

As of December 31, 2022 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Assets
Investments in securities, at cost	$125,753	$1,096,802	$31,890	$1,597
Investments in securities, at value	$189,254	$1,070,563	$32,417	$1,492
Cash	—	—	3	—
Receivable for securities sold	—	—	—	29
Receivable for fund shares sold	108	3,498	148	—
Receivable from Adviser	1	159	14	14
Dividend and interest receivable	9	138	2	3
Total assets	189,372	1,074,358	32,584	1,538
Liabilities
Payable for fund shares redeemed	171	507	109	—
Payable to custodian	—	—	—	1
Management fee payable	125	557	26	1
Distribution fee payable	5	28	1	—
Other payables and accrued expenses	63	246	44	29
Total liabilities	364	1,338	180	31
Net assets	$189,008	$1,073,020	$32,404	$1,507
Capital
Composition of net assets
Paid in capital	$122,234	$1,133,617	$32,714	$1,643
Total distributable earnings (loss)	66,774	(60,597)	(310)	(136)
Net assets	$189,008	$1,073,020	$32,404	$1,507

Class N shares
Net assets	$23,829	$132,225	$3,273	—
Shares outstanding	2,998,648	8,073,612	510,011	—
Net asset value per share	$7.95	$16.38	$6.42	—
Class I shares
Net assets	$136,051	$702,441	$28,633	$76
Shares outstanding	13,404,707	40,047,342	3,842,458	8,190
Net asset value per share	$10.15	$17.54	$7.45	$9.19
Class R6 shares
Net assets	$29,128	$238,354	$498	$1,431
Shares outstanding	2,858,750	13,599,734	66,642	155,673
Net asset value per share	$10.19	$17.53	$7.47	$9.19

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2022

Statements of Operations

For the Year Ended December 31, 2022 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Mid Cap Value Fund (a)
Investment income
Dividends	$1,559	$8,585	$140	$26
Less foreign tax withheld	(3)	—	—	—
Interest	17	87	4	—
Total income	1,573	8,672	144	26
Expenses
Investment advisory fees	1,864	6,675	343	8
Distribution fees	70	368	10	—
Custodian fees	66	65	59	49
Transfer agent fees	78	141	6	4
Sub-transfer agent fees
Class N	34	184	5	—
Class I	103	946	47	—
Professional fees	52	130	28	30
Registration fees	55	130	51	8
Shareholder reporting fees	15	75	4	—
Trustee fees	23	72	5	—
Other expenses	15	42	7	1
Total expenses before expense limitation	2,375	8,828	565	100
Expenses waived or reimbursed by the Adviser
Class N	(12)	(194)	(19)	—
Class I	—	(1,013)	(172)	(4)
Class R6	—	(133)	(2)	(88)
Total expenses waived or reimbursed by the Adviser	(12)	(1,340)	(193)	(92)
Net expenses	2,363	7,488	372	8
Net investment income (loss)	(790)	1,184	(228)	18
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	7,497	(30,976)	64	(34)
Total net realized gain (loss)	7,497	(30,976)	64	(34)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(104,075)	(412,476)	(13,691)	(105)
Change in net unrealized appreciation (depreciation)	(104,075)	(412,476)	(13,691)	(105)
Net increase (decrease) in net assets resulting from operations	$(97,368)	$(442,268)	$(13,855)	$(121)

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	99

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2022	2021	2022	2021	2022	2021	2022 (a)
Operations
Net investment income (loss)	$(790)	$(1,243)	$1,184	$(863)	$(228)	$(523)	$18
Net realized gain (loss) on investments, and other assets and liabilities	7,497	38,774	(30,976)	54,657	64	22,029	(34)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(104,075)	27,119	(412,476)	154,591	(13,691)	(13,963)	(105)
Net increase (decrease) in net assets resulting from operations	(97,368)	64,650	(442,268)	208,385	(13,855)	7,543	(121)
Distributions to shareholders
Class N	(1,055)	(4,767)	(1,004)	(8,639)	(1,380)	(243)	—
Class I	(4,820)	(31,377)	(5,758)	(27,171)	(9,255)	(1,877)	(1)
Class R6	(1,050)	(1,576)	(2,071)	(9,649)	(155)	(27)	(15)
Total distributions	(6,925)	(37,720)	(8,833)	(45,459)	(10,790)	(2,147)	(16)
Capital stock transactions
Proceeds from sale of shares	36,716	24,728	808,663	419,690	4,970	8,991	1,661
Shares issued in reinvestment of income dividends and capital gain distributions	6,664	36,511	8,463	43,442	10,679	2,127	16
Less cost of shares redeemed	(95,779)	(39,720)	(399,025)	(232,907)	(11,450)	(47,634)	(33)
Net increase (decrease) in net assets resulting from capital share transactions	(52,399)	21,519	418,101	230,225	4,199	(36,516)	1,644
Increase (decrease) in net assets	(156,692)	48,449	(33,000)	393,151	(20,446)	(31,120)	1,507
Net assets
Beginning of period	345,700	297,251	1,106,020	712,869	52,850	83,970	—
End of period	$189,008	$345,700	$1,073,020	$1,106,020	$32,404	$52,850	$1,507

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2022

Statements of Assets and Liabilities

As of December 31, 2022 (dollar amounts in thousands)

	Small-Mid Cap Core Fund	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$149,839	$1,912,151	$488,592	$1,207,622
Investments in securities, at value	$143,981	$2,011,999	$527,198	$1,214,063
Receivable for securities sold	—	—	1,355	—
Receivable for fund shares sold	539	4,103	2,816	625
Receivable from Adviser	33	58	6	35
Dividend and interest receivable	70	316	139	1,438
Total assets	144,623	2,016,476	531,514	1,216,161
Liabilities
Payable for securities purchased	—	—	132	744
Payable for fund shares redeemed	187	1,895	883	107
Management fee payable	112	1,758	502	797
Distribution fee payable	—	24	25	1
Other payables and accrued expenses	103	474	135	304
Total liabilities	402	4,151	1,677	1,953
Net assets	$144,221	$2,012,325	$529,837	$1,214,208
Capital
Composition of net assets
Paid in capital	$161,044	$1,915,653	$517,990	$1,204,417
Total distributable earnings (loss)	(16,823)	96,672	11,847	9,791
Net assets	$144,221	$2,012,325	$529,837	$1,214,208
Class N shares
Net assets	—	$110,241	$114,324	$2,648
Shares outstanding	—	4,600,607	4,761,162	95,407
Net asset value per share	—	$23.96	$24.01	$27.76
Class I shares
Net assets	$87,540	$1,509,931	$303,016	$758,104
Shares outstanding	6,477,145	58,266,266	10,636,971	27,350,192
Net asset value per share	$13.52	$25.91	$28.49	$27.72
Class R6 shares
Net assets	$56,681	$392,153	$112,497	$453,456
Shares outstanding	4,189,250	15,090,580	3,936,966	16,364,021
Net asset value per share	$13.53	$25.99	$28.57	$27.71

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	101

Statements of Operations

For the Year Ended December 31, 2022 (all amounts in thousands)

	Small-Mid Cap Core Fund	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$1,178	$11,007	$2,714	$21,863
Less foreign tax withheld	(18)	(177)	(112)	(45)
Interest	19	238	58	93
Total income	1,179	11,068	2,660	21,911
Expenses
Investment advisory fees	1,191	23,191	6,191	10,120
Distribution fees	—	397	321	7
Custodian fees	74	89	80	77
Transfer agent fees	6	226	103	52
Sub-transfer agent fees
Class N	—	212	154	2
Class I	149	2,264	329	1,256
Professional fees	36	230	82	257
Registration fees	34	76	60	48
Shareholder reporting fees	1	131	53	79
Trustee fees	7	220	50	126
Other expenses	42	89	26	113
Total expenses before expense limitation	1,540	27,125	7,449	12,137
Expenses waived or reimbursed by the Adviser
Class N	—	(125)	(64)	—
Class I	(247)	(1,274)	(103)	(488)
Class R6	(58)	—	—	—
Total expenses waived or reimbursed by the Adviser	(305)	(1,399)	(167)	(488)
Net expenses	1,235	25,726	7,282	11,649
Net investment income (loss)	(56)	(14,658)	(4,622)	10,262
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(4,236)	8,098	(12,491)	53,563
Redemptions in-kind	—	3,930	—	201,191
Foreign currency transactions	—	(1)	(1)	—
Total net realized gain (loss)	(4,236)	12,027	(12,492)	254,754
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(19,672)	(679,120)	(136,772)	(425,307)
Change in net unrealized appreciation (depreciation)	(19,672)	(679,120)	(136,772)	(425,307)
Net increase (decrease) in net assets resulting from operations	$(23,964)	$(681,751)	$(153,886)	$(160,291)

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2022

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (all amounts in thousands)

							Small Cap Value Fund
	Small-Mid Cap Core Fund		Small-Mid Cap Growth Fund		Small Cap Growth Fund				Year Ended October 31,
	2022	2021	2022	2021	2022	2021	2022	2021 (a)	2021
Operations
Net investment income (loss)	$(56)	$(88)	$(14,658)	$(26,790)	$(4,622)	$(7,225)	$10,262	$1,951	$9,948
Net realized gain (loss) on investments, and other assets and liabilities	(4,236)	6,597	12,027	732,573	(12,492)	132,217	254,754	61,233	239,708
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(19,672)	6,181	(679,120)	(416,628)	(136,772)	(38,580)	(425,307)	23,828	449,268
Net increase (decrease) in net assets resulting from operations	(23,964)	12,690	(681,751)	289,155	(153,886)	86,412	(160,291)	87,012	698,924
Distributions to shareholders
Class N	—	—	(3,897)	(21,416)	(4,693)	(32,137)	(187)	(117)	— (b)
Class I	—	—	(49,427)	(214,965)	(10,353)	(64,470)	(54,725)	(40,018)	(184,473)
Class R6	—	—	(12,748)	(27,879)	(3,839)	(18,771)	(33,495)	(38,470)	— (b)
Total distributions	—	—	(66,072)	(264,260)	(18,885)	(115,378)	(88,407)	(78,605)	(184,473)
Capital stock transactions
Proceeds from sale of shares	109,055	56,055	509,350	760,395	137,373	138,428	229,728	156,798	1,256,445
Shares issued in connection with reorganization - See Note 1(b)	—	—	—	—	—	—	—	—	45,734
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	64,751	258,615	18,519	113,063	86,757	77,431	181,788
Less cost of shares redeemed	(33,650)	(6,010)	(862,015)	(1,572,925)	(163,362)	(187,055)	(922,977)	(193,465)	(1,159,600)
Net increase (decrease) in net assets resulting from capital share transactions	75,405	50,045	(287,914)	(553,915)	(7,470)	64,436	(606,492)	40,764	324,367
Increase (decrease) in net assets	51,441	62,735	(1,035,737)	(529,020)	(180,241)	35,470	(855,190)	49,171	838,818
Net assets
Beginning of period	92,780	30,045	3,048,062	3,577,082	710,078	674,608	2,069,398	2,020,227	1,181,409
End of period	$144,221	$92,780	$2,012,325	$3,048,062	$529,837	$710,078	$1,214,208	$2,069,398	$2,020,227

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	103

Statements of Assets and Liabilities

As of December 31, 2022 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$65,397	$900,859	$1,193,233	$765,107
Investments in securities, at value	$91,652	$989,320	$1,434,207	$905,914
Foreign currency, at value (cost $ — ; $316; $146; $67)	—	316	146	67
Receivable for securities sold	25	1,159	167	102
Receivable for fund shares sold	7	14,395	1,556	2,097
Receivable from Adviser	17	102	116	62
Dividend and interest receivable	120	1,481	3,394	1,826
Total assets	91,821	1,006,773	1,439,586	910,068
Liabilities
Payable for fund shares redeemed	127	881	2,680	16
Management fee payable	68	729	1,199	741
Distribution fee payable	2	8	67	—
Foreign capital gains tax liability	12	712	621	400
Other payables and accrued expenses	53	222	383	179
Total liabilities	262	2,552	4,950	1,336
Net assets	$91,559	$1,004,221	$1,434,636	$908,732
Capital
Composition of net assets
Paid in capital	$65,915	$990,383	$1,191,080	$786,184
Total distributable earnings (loss)	25,644	13,838	243,556	122,548
Net assets	$91,559	$1,004,221	$1,434,636	$908,732

Class N shares
Net assets	$8,317	$35,966	$301,485	—
Shares outstanding	628,135	2,081,966	12,097,722	—
Net asset value per share	$13.24	$17.28	$24.92	—
Class I shares
Net assets	$69,987	$369,171	$981,813	—
Shares outstanding	5,243,438	21,202,401	38,144,159	—
Net asset value per share	$13.35	$17.41	$25.74	—
Institutional/Class R6 shares
Net assets	$13,255	$599,084	$151,338	$908,732
Shares outstanding	992,675	34,385,380	5,874,605	70,893,789
Net asset value per share	$13.35	$17.42	$25.76	$12.82

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2022

Statements of Operations

For the Year Ended December 31, 2022 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$956	$16,139	$25,806	$15,668
Less foreign tax withheld	(62)	(1,727)	(2,898)	(1,818)
Other income	4	44	6,543	2,908
Total income	898	14,456	29,451	16,758
Expenses
Investment advisory fees	900	9,137	15,493	9,260
Distribution fees	24	96	650	—
Custodian fees	85	204	305	214
Transfer agent fees	10	68	109	36
Sub-transfer agent fees
Class N	14	36	313	—
Class I	61	517	1,139	—
Professional fees	52	173	228	162
Registration fees	46	90	60	27
Shareholder reporting fees	5	40	109	12
Trustee fees	9	88	151	88
Other expenses	9	44	62	37
Total expenses before expense limitation	1,215	10,493	18,619	9,836
Expenses waived or reimbursed by the Adviser
Class N	(30)	(42)	(234)	—
Class I	(200)	(582)	(749)	—
Institutional/Class R6	(12)	(409)	(22)	(301)
Total expenses waived or reimbursed by the Adviser	(242)	(1,033)	(1,005)	(301)
Net expenses	973	9,460	17,614	9,535
Net investment income (loss)	(75)	4,996	11,837	7,223
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $— ; $365; $242; $90)	712	(67,866)	63,131	45,340
Foreign currency transactions	(5)	(821)	(501)	(371)
Total net realized gain (loss)	707	(68,687)	62,630	44,969
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $12; $(704); $(1,290); $(763))	(42,393)	(337,376)	(671,726)	(410,529)
Foreign currency translations	(4)	(30)	(186)	(61)
Change in net unrealized appreciation (depreciation)	(42,397)	(337,406)	(671,912)	(410,590)
Net increase (decrease) in net assets resulting from operations	$(41,765)	$(401,097)	$(597,445)	$(358,398)

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	105

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Operations
Net investment income (loss)	$(75)	$(460)	$4,996	$(2,629)	$11,837	$(9,181)	$7,223	$(2,879)
Net realized gain (loss) on investments, and other assets and liabilities	707	9,127	(68,687)	39,090	62,630	332,710	44,969	172,547
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(42,397)	12,186	(337,406)	79,811	(671,912)	(124,200)	(410,590)	(51,592)
Net increase (decrease) in net assets resulting from operations	(41,765)	20,853	(401,097)	116,272	(597,445)	199,329	(358,398)	118,076
Distributions to shareholders
Class N	(174)	(737)	(68)	(1,210)	(23,255)	(31,606)	—	—
Class I	(1,502)	(6,705)	(631)	(16,237)	(74,123)	(181,589)	—	—
Institutional/Class R6	(296)	(299)	(1,130)	(18,646)	(11,497)	(13,865)	(56,236)	(181,394)
Total distributions	(1,972)	(7,741)	(1,829)	(36,093)	(108,875)	(227,060)	(56,236)	(181,394)
Capital stock transactions
Proceeds from sale of shares	14,887	13,948	455,376	383,722	539,922	199,696	142,332	48,760
Shares issued in reinvestment of income dividends and capital gain distributions	1,954	7,707	1,814	35,670	104,297	211,018	56,157	181,112
Less cost of shares redeemed	(25,327)	(13,167)	(356,773)	(293,194)	(626,160)	(572,736)	(156,966)	(211,193)
Net increase (decrease) in net assets resulting from capital share transactions	(8,486)	8,488	100,417	126,198	18,059	(162,022)	41,523	18,679
Increase (decrease) in net assets	(52,223)	21,600	(302,509)	206,377	(688,261)	(189,753)	(373,111)	(44,639)
Net assets
Beginning of period	143,782	122,182	1,306,730	1,100,353	2,122,897	2,312,650	1,281,843	1,326,482
End of period	$91,559	$143,782	$1,004,221	$1,306,730	$1,434,636	$2,122,897	$908,732	$1,281,843

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2022

Statements of Assets and Liabilities

As of December 31, 2022 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Assets
Investments in securities, at cost	$239,231	$369,734	$653,171	$13,191
Investments in securities, at value	$234,414	$352,772	$666,595	$13,040
Foreign currency, at value (cost $9; $2,830; $1,315; $12)	9	2,830	1,314	12
Receivable for securities sold	42	212	2,789	—
Receivable for fund shares sold	707	395	2,215	—
Receivable from Adviser	—	41	122	44
Dividend and interest receivable	571	376	1,281	21
Total assets	235,743	356,626	674,316	13,117
Liabilities
Payable for securities purchased	23	3,244	91	3
Payable for fund shares redeemed	386	41	2,175	—
Management fee payable	204	280	532	10
Distribution fee payable	—	—	3	—
Foreign capital gains tax liability	75	831	1,037	9
Other payables and accrued expenses	105	137	344	62
Total liabilities	793	4,533	4,182	84
Net assets	$234,950	$352,093	$670,134	$13,033
Capital
Composition of net assets
Paid in capital	$283,658	$450,192	$719,520	$13,987
Total distributable earnings (loss)	(48,708)	(98,099)	(49,386)	(954)
Net assets	$234,950	$352,093	$670,134	$13,033
Class N shares
Net assets	$1,638	$1,092	$14,664	—
Shares outstanding	152,577	131,778	1,416,346	—
Net asset value per share	$10.74	$8.29	$10.35	—
Class I shares
Net assets	$98,330	$29,682	$174,884	$9
Shares outstanding	9,021,026	3,568,216	16,531,867	1,001
Net asset value per share	$10.90	$8.32	$10.58	$9.41
Class R6 shares
Net assets	$134,982	$321,319	$480,586	$13,024
Shares outstanding	12,304,489	38,654,874	44,875,537	1,382,935
Net asset value per share	$10.97	$8.31	$10.71	$9.42

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	107

Statements of Operations

For the Year Ended December 31, 2022 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund(a)
Investment income
Dividends	$4,536	$7,329	$13,719	$102
Less foreign tax withheld	(532)	(900)	(1,838)	(17)
Other income	26	13	34	1
Total income	4,030	6,442	11,915	86
Expenses
Investment advisory fees	2,660	3,985	7,694	59
Distribution fees	5	3	48	—
Custodian fees	152	205	509	53
Transfer agent fees	22	24	78	4
Sub-transfer agent fees
Class N	2	1	20	—
Class I	90	32	200	—
Professional fees	80	104	228	54
Registration fees	48	49	80	2
Shareholder reporting fees	22	12	31	1
Trustee fees	25	28	76	1
Other expenses	16	17	32	1
Total expenses before expense limitation	3,122	4,460	8,996	175
Expenses waived or reimbursed by the Adviser
Class N	—	(2)	(26)	—
Class I	—	(55)	(231)	—
Class R6	—	(396)	(443)	(116)
Total expenses waived or reimbursed by the Adviser	—	(453)	(700)	(116)
Net expenses	3,122	4,007	8,296	59
Net investment income (loss)	908	2,435	3,619	27
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $1; $1,224; $1,183; $8)	(40,216)	(73,532)	(54,941)	(775)
Foreign currency transactions	(248)	(320)	(1,395)	(52)
Total net realized gain (loss)	(40,464)	(73,852)	(56,336)	(827)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $75; $(1,697); $(6,564); $9)	(93,756)	(55,413)	(283,070)	(160)
Foreign currency translations	(22)	(11)	(68)	—
Change in net unrealized appreciation (depreciation)	(93,778)	(55,424)	(283,138)	(160)
Net increase (decrease) in net assets resulting from operations	$(133,334)	$(126,841)	$(335,855)	$(960)

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2022

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets ex China Growth Fund
	2022	2021	2022	2021	2022	2021	2022(a)
Operations
Net investment income (loss)	$908	$(1,285)	$2,435	$(611)	$3,619	$(3,469)	$27
Net realized gain (loss) on investments, and other assets and liabilities	(40,464)	50,965	(73,852)	30,340	(56,336)	192,407	(827)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(93,778)	(13,255)	(55,424)	(58,106)	(283,138)	(147,125)	(160)
Net increase (decrease) in net assets resulting from operations	(133,334)	36,425	(126,841)	(28,377)	(335,855)	41,813	(960)
Distributions to shareholders
Class N	—	(504)	(9)	(114)	(24)	(5,480)	—
Class I	(202)	(20,759)	(289)	(3,247)	(278)	(30,440)	—
Class R6	(406)	(34,265)	(3,110)	(32,392)	(716)	(144,353)	—
Total distributions	(608)	(55,528)	(3,408)	(35,753)	(1,018)	(180,273)	—
Capital stock transactions
Proceeds from sale of shares	43,756	65,065	100,114	407,452	313,584	303,585	19,590
Shares issued in reinvestment of income dividends and capital gain distributions	513	49,466	3,401	35,512	956	167,335	—
Less cost of shares redeemed	(58,888)	(48,798)	(94,858)	(167,286)	(349,371)	(486,358)	(5,597)
Net increase (decrease) in net assets resulting from capital share transactions	(14,619)	65,733	8,657	275,678	(34,831)	(15,438)	13,993
Increase (decrease) in net assets	(148,561)	46,630	(121,592)	211,548	(371,704)	(153,898)	13,033
Net assets
Beginning of period	383,511	336,881	473,685	262,137	1,041,838	1,195,736	—
End of period	$234,950	$383,511	$352,093	$473,685	$670,134	$1,041,838	$13,033

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	109

Statements of Assets and Liabilities

As of December 31, 2022 (dollar amounts in thousands)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Assets
Investments in securities, at cost	$313,988	$2,543	$51,414
Investments in securities, at value	$323,238	$1,934	$44,963
Cash	—	33	26
Foreign currency, at value (cost $1,237; $— ; $— )	1,237	—	—
Receivable for securities sold	1,086	—	—
Receivable for fund shares sold	1,335	—	—
Receivable for variation margin on centrally cleared swaps	—	—	15
Receivable from Adviser	31	16	33
Dividend and interest receivable	367	1	882
Unrealized appreciation on forward foreign currency contracts	—	—	7
Total assets	327,294	1,984	45,926
Liabilities
Payable for securities purchased	1,747	—	—
Payable for fund shares redeemed	303	—	18
Unrealized depreciation on forward foreign currency contracts	—	—	13
Management fee payable	314	2	25
Distribution fee payable	1	—	—
Foreign capital gains tax liability	2,036	—	—
Other payables and accrued expenses	220	35	44
Total liabilities	4,621	37	100
Net assets	$322,673	$1,947	$45,826

Capital
Composition of net assets
Paid in capital	$374,490	$4,541	$60,027
Total distributable earnings (loss)	(51,817)	(2,594)	(14,201)
Net assets	$322,673	$1,947	$45,826

Class N shares
Net assets	$3,069	—	—
Shares outstanding	190,308	—	—
Net asset value per share	$16.13	—	—
Class I shares
Net assets	$108,401	$509	$923
Shares outstanding	6,623,481	78,641	124,078
Net asset value per share	$16.37	$6.46	$7.44
Class R6 shares
Net assets	$211,203	$1,438	$44,903
Shares outstanding	12,870,584	222,830	6,038,695
Net asset value per share	$16.41	$6.45	$7.44

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2022

Statements of Operations

For the Year Ended December 31, 2022 (all amounts in thousands)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Investment income
Dividends	$6,463	$53	$—
Less foreign tax withheld	(742)	(2)	—
Interest	12	—	3,082
Less foreign tax withheld	—	—	(1)
Total income	5,733	51	3,081

Expenses
Investment advisory fees	4,224	36	299
Distribution fees	9	—	—
Custodian fees	430	87	139
Transfer agent fees	47	1	3
Sub-transfer agent fees
Class N	5	—	—
Class I	124	1	1
Professional fees	190	35	65
Registration fees	51	36	36
Shareholder reporting fees	23	1	3
Trustee fees	32	—	3
Other expenses	23	3	7
Total expenses before expense limitation	5,158	200	556
Expenses waived or reimbursed by the Adviser
Class N	(5)	—	—
Class I	(135)	(104)	(6)
Class R6	(142)	(58)	(248)
Total expenses waived or reimbursed by the Adviser	(282)	(162)	(254)
Net expenses	4,876	38	302
Net investment income (loss)	857	13	2,779
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $1,603; $— ; $— )	(55,306)	(1,949)	(7,959)
Swaps	—	—	569
Forward foreign currency contracts	—	—	142
Foreign currency transactions	(942)	(8)	55
Total net realized gain (loss)	(56,248)	(1,957)	(7,193)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $(3,645); $— ; $— )	(81,075)	(178)	(4,447)
Swaps	—	—	(90)
Forward foreign currency contracts	—	—	20
Foreign currency translations	(10)	—	7
Change in net unrealized appreciation (depreciation)	(81,085)	(178)	(4,510)
Net increase (decrease) in net assets resulting from operations	$(136,476)	$(2,122)	$(8,924)

See accompanying Notes to Financial Statements.

December 31, 2022	William Blair Funds	111

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (all amounts in thousands)

	Emerging Markets Small Cap Growth Fund		China Growth Fund		Emerging Markets Debt Fund
	2022	2021	2022	2021(a)	2022		2021(b)
Operations
Net investment income (loss)	$857	$(2,297)	$13	$(14)	$2,779		$1,200
Net realized gain (loss) on investments, and other assets and liabilities	(56,248)	57,364	(1,957)	(39)	(7,193)		(227)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(81,085)	(1,751)	(178)	(431)	(4,510)		(1,954)
Net increase (decrease) in net assets resulting from operations	(136,476)	53,316	(2,122)	(484)	(8,924)		(981)
Distributions to shareholders
Class N	(145)	(333)	—	—	—		—
Class I	(5,030)	(13,825)	—	—	(75	)(c)	(35)
Class R6	(9,975)	(26,855)	(1)	—	(3,077	)(c)	(1,228)
Total distributions	(15,150)	(41,013)	(1)	—	(3,152)		(1,263)
Capital stock transactions
Proceeds from sale of shares	121,609	242,540	420	7,722	4,347		52,600
Shares issued in reinvestment of income dividends and capital gain distributions	14,983	40,338	1	—	3,151		1,275
Less cost of shares redeemed	(162,701)	(102,182)	(3,576)	(13)	(1,090)		(137)
Net increase (decrease) in net assets resulting from capital share transactions	(26,109)	180,696	(3,155)	7,709	6,408		53,738
Increase (decrease) in net assets	(177,735)	192,999	(5,278)	7,225	(5,668)		51,494
Net assets
Beginning of period	500,408	307,409	7,225	—	51,494		—
End of period	$322,673	$500,408	$1,947	$7,225	$45,826		$51,494

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(b)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
(c)	Included in the distribution is a tax return of capital in the amount of $1 and $118 (in thousands) for Class I and Class R6, respectively.

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2022

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following nineteen funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Emerging Markets Debt Fund
Growth Large Cap Growth Mid Cap Growth Mid Cap Value Small-Mid Cap Core Small-Mid Cap Growth Small Cap Growth Small Cap Value

Global Leaders

International Equity Funds
International Leaders
International Growth
Institutional International Growth
International Small Cap Growth
Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets ex China Growth
Emerging Markets Small Cap Growth
China Growth

Emerging Markets Debt

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Reorganization of Small Cap Value Fund

In connection with the Adviser’s acquisition of Investment Counselors of Maryland, LLC (“ICM”), the Board of Trustees of the Trust and the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC”) approved a reorganization of the ICM Small Company Portfolio (“Predecessor Fund”), a series of AIC advised by ICM, into the Small Cap Value Fund (“SCV Fund”) (the “Reorganization”), pursuant to which the SCV Fund acquired all assets and assumed all liabilities of the Predecessor Fund in exchange for Class I shares of the SCV Fund. The tax-free reorganization occurred on July 16, 2021. The SCV Fund is the surviving entity for legal and tax purposes and has maintained a tax year end of December 31. The Predecessor Fund is the accounting survivor for financial reporting purposes. As a result, the statement of changes in net assets and Class I financial highlights for the periods prior to the merger date reflect the operations of the Predecessor Fund. The performance and accounting history for Class N and Class R6 shares of the reorganized SCV Fund began effective July 17, 2021.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the tax-free reorganization (dollar amounts are in thousands):

	Before Reorganization			After Reorganization
	Small Cap Value Fund		ICM Small Company Portfolio	Small Cap Value Fund
Class N
Shares outstanding	317,775	(a)	N/A	317,775
Net assets	$10,216		N/A	$10,216
Net asset value	$32.15	(a)	N/A	$32.15
Class I / Institutional Class
Shares outstanding	760,891	(b)	59,609,442	60,370,333
Net assets	$24,461		$1,916,342	$1,940,803
Net asset value	$32.15	(b)	$32.15	$32.15

December 31, 2022	William Blair Funds	113

Notes to Financial Statements

	Before Reorganization			After Reorganization
	Small Cap Value Fund		ICM Small Company Portfolio	Small Cap Value Fund
Class R6
Shares outstanding	343,951	(c)	N/A	343,951
Net assets	$11,057		N/A	$11,057
Net asset value	$32.15	(c)	N/A	$32.15
Total
Net assets	$45,734		$1,916,342	$1,962,076
Cost of long-term investments	$46,200		$1,499,746	$1,545,946
Unrealized appreciation (depreciation)	$(834)		$398,015	$397,181

(a)	Reflects a 0.454985-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.
(b)	Reflects a 0.474218-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.
(c)	Reflects a 0.473845-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.

Assuming the reorganization had been completed on November 1, 2020, the SCV Fund’s results of operations for the year ended October 31, 2021 would have been as follows (in thousands):

Net investment income	$10,239
Net realized and unrealized gain (loss) on investments	706,989
Net increase in net assets resulting from operations	$717,228

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the SCV Fund that have been included in its Statement of Operations since the reorganization.

For financial reporting purposes, assets received and shares issued by the SCV Fund were recorded at fair value; however, the cost basis of the investments from the Predecessor Fund was carried forward to align ongoing reporting of the SCV Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

(c) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Mid Cap Value, Small-Mid Cap Core, Emerging Markets ex China Growth, China Growth and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for all Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting and Distribution Services Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

114	Annual Report	December 31, 2022

Notes to Financial Statements

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(d) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Emerging Markets Debt Fund were the rates in effect on December 31, 2022. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

For the year ended December 31, 2022, the International Growth and Institutional International Growth Funds received tax reclaim payments from certain member countries of the European Union, including interest, of $6,383 and $2,800, respectively (in thousands), relating to amounts withheld on dividends received by the Funds during the fiscal years ended December 31, 2009 through 2014. The amounts withheld on dividends were not previously passed through to the Funds’ shareholders in the years the dividends were received by the Funds. The payments received are included within other income in the Statement of Operations.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

December 31, 2022	William Blair Funds	115

Notes to Financial Statements

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity Funds are declared and paid at least annually. Distributions from net investment income for Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund distributed its net investment income quarterly, and distributed its net realized gains at least annually. In connection with the Reorganization, the Predecessor Fund also distributed all of its net realized gains on July 13, 2021. Effective July 17, 2021, the Small Cap Value Fund pays distributions in accordance with the aforementioned policy.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Code, in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

116	Annual Report	December 31, 2022

Notes to Financial Statements

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2022, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$128,519	$73,675	$12,940	$60,735
Large Cap Growth	1,113,030	81,151	123,618	(42,467)
Mid Cap Growth	32,606	5,361	5,550	(189)
Mid Cap Value	1,596	64	168	(104)
Small-Mid Cap Core	152,023	11,971	20,013	(8,042)
Small-Mid Cap Growth	1,946,524	311,638	246,163	65,475
Small Cap Growth	502,082	102,273	77,157	25,116
Small Cap Value	1,212,356	144,242	142,535	1,707
Global Leaders	65,884	29,637	3,869	25,768
International Leaders	914,240	128,135	53,055	75,080
International Growth	1,203,449	295,403	64,645	230,758
Institutional International Growth	778,698	172,629	45,413	127,216
International Small Cap Growth	242,078	22,801	30,465	(7,664)
Emerging Markets Leaders	385,251	17,894	50,373	(32,479)
Emerging Markets Growth	671,681	58,905	63,991	(5,086)
Emerging Markets ex China Growth	13,306	471	737	(266)
Emerging Markets Small Cap Growth	319,567	29,355	25,684	3,671
China Growth	2,598	12	676	(664)
Emerging Markets Debt	52,341	570	7,966	(7,396)

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2022, the following reclassifications were recorded (in thousands):

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$2,906	$(2,906)
Large Cap Growth	1,233	(1,233)
Mid Cap Growth	2,124	(2,124)
Mid Cap Value	(1)	1
Small-Mid Cap Core	(235)	235
Small-Mid Cap Growth	1,801	(1,801)
Small Cap Growth	(2,741)	2,741
Small Cap Value	234,645	(234,645)
Global Leaders	419	(419)
International Leaders	2	(2)
International Growth	47,771	(47,771)

December 31, 2022	William Blair Funds	117

Notes to Financial Statements

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Institutional International Growth	$4,540	$(4,540)
International Small Cap Growth	(339)	339
Emerging Markets Leaders	(445)	445
Emerging Markets Growth	(909)	909
Emerging Markets ex China Growth	(6)	6
Emerging Markets Small Cap Growth	(1,255)	1,255
China Growth	—	—
Emerging Markets Debt	(119)	119

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 was as follows (in thousands):

	Distributions Paid in 2022
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Class R6	Class N	Class I	Class R6
Growth	$—	$—	$—	$1,055	$4,820	$1,050
Large Cap Growth	—	801	396	1,004	4,957	1,675
Mid Cap Growth	97	652	11	1,283	8,603	144
Mid Cap Value	N/A	1	15	N/A	—	—
Small-Mid Cap Core	N/A	—	—	N/A	—	—
Small-Mid Cap Growth	—	—	—	3,897	49,427	12,748
Small Cap Growth	—	—	—	4,693	10,353	3,839
Small Cap Value	27	9,580	6,246	160	45,145	27,249
Global Leaders	—	51	19	174	1,451	277
International Leaders	—	—	—	68	631	1,130
International Growth	196	2,305	457	23,059	71,818	11,040
Institutional International Growth	N/A	N/A	3,768	N/A	N/A	52,468
International Small Cap Growth	—	202	406	—	—	—
Emerging Markets Leaders	—	—	—	9	289	3,110
Emerging Markets Growth	—	—	—	24	278	716
Emerging Markets ex China Growth	N/A	—	—	N/A	—	—
Emerging Markets Small Cap Growth	—	—	—	145	5,030	9,975
China Growth	N/A	—	1	N/A	—	—
Emerging Markets Debt (a)	N/A	75	3,077	N/A	—	—

	Distributions Paid in 2021
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Class R6	Class N	Class I	Class R6
Growth	$910	$5,989	$301	$3,857	$25,388	$1,275
Large Cap Growth	192	602	219	8,447	26,569	9,430
Mid Cap Growth	93	714	10	150	1,163	17
Small-Mid Cap Core	N/A	—	—	N/A	—	—
Small-Mid Cap Growth	4,167	41,826	5,424	17,249	173,139	22,455
Small Cap Growth	9,052	18,160	5,287	23,085	46,310	13,484
Small Cap Value (b)	17	8,093	8,154	100	31,925	30,316
Global Leaders	9	83	4	728	6,622	295
International Leaders	2	1,050	1,464	1,208	15,187	17,182

118	Annual Report	December 31, 2022

Notes to Financial Statements

	Distributions Paid in 2021
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Class R6	Class N	Class I	Class R6
International Growth	$3,311	$19,023	$1,452	$28,295	$162,566	$12,413
Institutional International Growth	N/A	N/A	19,074	N/A	N/A	162,320
International Small Cap Growth	46	2,186	3,804	458	18,573	30,461
Emerging Markets Leaders	1	204	2,279	113	3,043	30,113
Emerging Markets Growth	4	21	830	5,476	30,419	143,523
Emerging Markets Small Cap Growth	—	—	—	333	13,825	26,855
China Growth	N/A	—	—	N/A	—	—
Emerging Markets Debt	N/A	35	1,228	N/A	—	—

(a)	Included in the distribution is a tax return of capital in the amount of $1 and $118 (in thousands) for Class I and Class R6, respectively.
(b)	For the period from November 1, 2021 to December 31, 2021. For the year ended October 31, 2021, the tax character of distributions paid for Class I was $76,786 and $107,687 (in thousands) of ordinary income and long-term capital gains, respectively. There was no distribution for Class N or Class R6.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$—	$—	$6,039	$60,735	$66,774
Large Cap Growth	—	(18,130)	—	(42,467)	(60,597)
Mid Cap Growth	—	(121)	—	(189)	(310)
Mid Cap Value	—	(32)	—	(104)	(136)
Small-Mid Cap Core	—	(8,781)	—	(8,042)	(16,823)
Small-Mid Cap Growth	—	—	31,197	65,475	96,672
Small Cap Growth	—	(13,269)	—	25,116	11,847
Small Cap Value	—	—	8,084	1,707	9,791
Global Leaders	—	(108)	—	25,752	25,644
International Leaders	365	(60,877)	—	74,350	13,838
International Growth	1,539	—	12,191	229,826	243,556
Institutional International Growth	—	(4,200)	—	126,748	122,548
International Small Cap Growth	—	(40,945)	—	(7,763)	(48,708)
Emerging Markets Leaders	—	(64,787)	—	(33,312)	(98,099)
Emerging Markets Growth	—	(43,241)	—	(6,145)	(49,386)
Emerging Markets ex China Growth	—	(679)	—	(275)	(954)
Emerging Markets Small Cap Growth	—	(53,450)	—	1,633	(51,817)
China Growth	—	(1,930)	—	(664)	(2,594)
Emerging Markets Debt	—	(6,810)	—	(7,391)	(14,201)

As of December 31, 2022, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2022, and the capital loss carryforwards utilized by the Funds in 2022 (in thousands):

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2022
Large Cap Growth	$18,130	$—	$18,130	$—
Mid Cap Value	32	—	32	—
Small-Mid Cap Core	8,781	—	8,781	—
Small Cap Growth	13,269	—	13,269	—
International Leaders	50,000	10,877	60,877	—
International Small Cap Growth	24,803	16,045	40,848	—
Emerging Markets Leaders	39,679	25,022	64,701	—
Emerging Markets Growth	43,241	—	43,241	—
Emerging Markets ex China Growth	679	—	679	—
Emerging Markets Small Cap Growth	53,252	—	53,252	—
China Growth	1,881	49	1,930	—
Emerging Markets Debt	5,818	805	6,623	—

December 31, 2022	William Blair Funds	119

Notes to Financial Statements

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2022. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2022.

As of December 31, 2022, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Mid Cap Growth	$—	$121
Global Leaders	—	108
Institutional International Growth	—	4,200
International Small Cap Growth	97	—
Emerging Markets Leaders	86	—
Emerging Markets Small Cap Growth	198	—
Emerging Markets Debt	187	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(g) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

120	Annual Report	December 31, 2022

Notes to Financial Statements

(h) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss), a component of distributable earnings (loss), to capital paid in excess of par value. During the year ended December 31, 2022, the Small-Mid Cap Growth and Small Cap Value Funds redeemed $19,912 and $579,643 (in thousands), respectively, of fund shares in-kind rather than with cash and recognized net realized gains of $3,930 and $201,191 (in thousands), respectively, on the securities distributed to shareholders.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2022, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset.

Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations for the Funds. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

December 31, 2022	William Blair Funds	121

Notes to Financial Statements

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Forward foreign currency contracts and swaps are valued using pricing inputs observed from actively quoted markets and are categorized within Level 2 of the fair value hierarchy.

122	Annual Report	December 31, 2022

Notes to Financial Statements

As of December 31, 2022, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities	Growth	Large Cap Growth	Mid Cap Growth	Mid Cap Value
Level 1—Quoted prices
Common Stocks	$188,467	$1,060,752	$31,226	$1,492
Level 2—Other significant observable inputs
Repurchase Agreements	787	9,811	1,191	—
Level 3—Significant unobservable inputs
Rights	—	—	—	—
Total investments in securities	$189,254	$1,070,563	$32,417	$1,492

Investments in securities	Small-Mid Cap Core	Small-Mid Cap Growth	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$141,641	$1,961,277	$513,299	$1,189,381
Level 2—Other significant observable inputs
Repurchase Agreements	2,340	50,722	13,899	24,682
Level 3—Significant unobservable inputs
Rights	—	—	—	—
Total investments in securities	$143,981	$2,011,999	$527,198	$1,214,063

Investments in securities	Global Leaders	International Leaders	International Growth	Institutional International Growth
Level 1—Quoted prices
Common Stocks	$90,246	$981,712	$1,427,617	$898,128
Level 2—Other significant observable inputs
Repurchase Agreements	1,406	7,608	6,590	7,786
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$91,652	$989,320	$1,434,207	$905,914

Investments in securities	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets ex China Growth
Level 1—Quoted prices
Common Stocks	$229,455	$342,800	$635,742	$12,240
Rights	—	—	3	—
Level 2—Other significant observable inputs
Common Stocks	—	6,486	22,353	575
Repurchase Agreements	4,959	3,486	8,308	222
Level 3—Significant unobservable inputs
Common Stocks	—	—	189	3
Total investments in securities	$234,414	$352,772	$666,595	$13,040

December 31, 2022	William Blair Funds	123

Notes to Financial Statements

Investments in securities	Emerging Markets Small Cap Growth	China Growth	Emerging Markets Debt
Assets
Level 1—Quoted prices
Common Stocks	$313,449	$1,934	$—
Level 2—Other significant observable inputs
Common Stocks	6,701	—	—
Foreign Corporate Bonds	—	—	13,816
Foreign Government Bonds	—	—	28,479
Foreign Municipal Bonds	—	—	549
Repurchase Agreements	3,088	—	482
U.S. Government	—	—	1,637
Level 3—Significant unobservable inputs
None	—	—	—
Liabilities
Level 1—Quoted prices
None	—	—	—
Level 2—Other significant observable inputs
None	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—
Total investments in securities	$323,238	$1,934	$44,963
Other financial instruments
Assets
Level 1—Quoted prices
None	$—	$—	$—
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	7
Swaps	—	—	121
Level 3—Significant unobservable inputs
None	—	—	—
Liabilities
Level 1—Quoted prices
None	—	—	—
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	(13)
Swaps	—	—	(133)
Level 3—Significant unobservable inputs
None	—	—	—
Total other financial instruments	$—	$—	$(18)

See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the Mid Cap Growth, Small-Mid Cap Growth, Small Cap Growth, Emerging Markets Growth and Emerging Markets ex China Growth Funds were determined in good faith by the Adviser pursuant to the Valuation Procedures. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 securities represented 0.00%, 0.00%, 0.00%, 0.03% and 0.03% as a percentage of net assets in the Mid Cap Growth, Small-Mid Cap Growth, Small Cap Growth, Emerging Markets Growth and Emerging Markets ex China Growth Funds, respectively.

124	Annual Report	December 31, 2022

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Growth	0.90%
Mid Cap Value	0.70%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small Cap Growth	1.10%
Small Cap Value	0.75%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth[1]:
First $3 billion	0.94%
Next $2 billion	0.90%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Growth[2]:
First $1.875 billion	0.94%
Next $625 million	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders[3]	0.94%
Emerging Markets Growth[4]	0.94%
Emerging Markets ex China Growth	0.94%
Emerging Markets Small Cap Growth	1.10%
China Growth[5]	0.94%

1	Prior to May 1, 2022, the International Growth Fund paid a management fee at a rate of 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $2.25 billion of the Fund’s average daily net assets; plus 0.975% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion. Effective May 1, 2022, the management fee paid to the Adviser was reduced to 0.94% of the first $3 billion of the Fund’s average daily net assets; plus 0.90% of the next $2 billion of the Fund’s average daily net assets; plus 0.85% of the next $5 billion of the Fund’s average daily net assets; plus 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion.
2	Prior to May 1, 2022, the Institutional International Growth Fund paid a management fee at a rate of 1.00% of the first $500 million of the Fund’s average daily net assets; plus 0.95% of the next $500 million of the Fund’s average daily net assets; plus 0.90% of the next $1.5 billion of the Fund’s average daily net assets; plus 0.875% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.85% of the next $5 billion of the Fund’s average daily net assets; plus 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion. Effective May 1, 2022, the management fee paid to the Adviser was reduced to 0.94% of the first $1.875 billion of the Fund’s average daily net assets; plus 0.90% of the next $625 million of the Fund’s average daily net assets; plus 0.875% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.85% of the next $5 billion of the Fund’s average daily net assets; plus 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion.
3	Prior to May 1, 2022, the Emerging Markets Leaders Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2022, the management fee paid to the Adviser was reduced to 0.94%.
4	Prior to May 1, 2022, the Emerging Markets Growth Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2022, the management fee paid to the Adviser was reduced to 0.94%.
5	Prior to May 1, 2022, the China Growth Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2022, the management fee paid to the Adviser was reduced to 0.94%.

December 31, 2022	William Blair Funds	125

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2023. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2021 through April 30, 2022	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2021 through April 30, 2022	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2021 through April 30, 2022
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Mid Cap Value	N/A	N/A	0.75%[2]	0.75%[1]	0.70%[2]	0.70%[1]
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	1.20%
Small Cap Value	1.15%	1.15%[3]	0.89%	0.89%	0.85%	0.85%[3]
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.24%	1.45%	0.99%	1.20%	0.94%	1.15%
Institutional International Growth	N/A	N/A	N/A	N/A	0.94%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.24%	1.40%	0.99%	1.15%	0.94%	1.10%
Emerging Markets Growth	1.24%	1.60%	0.99%	1.35%	0.94%	1.30%
Emerging Markets ex China Growth	N/A	N/A	0.99%[2,4]	N/A	0.94%[2,4]	N/A
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
China Growth	N/A	N/A	0.99%	1.05%[5]	0.94%	1.00%[5]
Emerging Markets Debt	N/A	N/A	0.70%	0.70%[6]	0.65%	0.65%[6]

1	Effective March 16, 2022 (Commencement of Operations).
2	Effective through April 30, 2024.
3	Effective July 17, 2021 (Commencement of Operations).
4	Effective July 29, 2022 (Commencement of Operations).
5	Effective August 27, 2021 (Commencement of Operations).
6	Effective May 25, 2021 (Commencement of Operations).

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a fund’s commencement of operations to the extent that such recoupment does not cause the fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the fund’s current expense limitation. The total amounts available for recoupment as of December 31, 2022 were as follows (in thousands):

Fund	Available for Recoupment	Expiration of Recoupment
Mid Cap Value	$ 92	March 16, 2025
Emerging Markets ex China Growth	116	July 29, 2025
China Growth	218	August 27, 2024
Emerging Markets Debt	388	May 25, 2024

126	Annual Report	December 31, 2022

Notes to Financial Statements

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Mid Cap Value, Small-Mid Cap Core, Emerging Markets ex China Growth, China Growth, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(c) Administration Agreement

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund and the SEI Investments Distribution Co. were parties to a Distribution Agreement. SEI Investments Distribution Co. received no fees under the agreement. Effective July 17, 2021, the Small Cap Value Fund was subject to the aforementioned Underwriting and Distribution Agreements.

(5) Investment Transactions

Investment transactions, excluding short-term securities, for the year ended December 31, 2022, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$102,567	$156,985
Large Cap Growth	719,796	315,257
Mid Cap Growth	11,813	18,596
Mid Cap Value (a)	1,933	302
Small-Mid Cap Core	138,798	64,077
Small-Mid Cap Growth	1,119,822	1,459,331
Small Cap Growth	251,986	284,827
Small Cap Value	347,511	1,024,805
Global Leaders	15,553	23,780
International Leaders	687,413	586,562
International Growth	786,413	823,310
Institutional International Growth	539,702	529,550
International Small Cap Growth	135,077	148,959
Emerging Markets Leaders	177,783	167,315
Emerging Markets Growth	698,867	730,124
Emerging Markets ex China Growth (b)	23,065	9,327
Emerging Markets Small Cap Growth	390,219	432,624
China Growth	1,403	4,485
Emerging Markets Debt	57,693	50,448

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments held as of December 31, 2022, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2022.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

December 31, 2022	William Blair Funds	127

Notes to Financial Statements

The Emerging Markets Debt Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Emerging Markets Debt Fund with various counterparties and allow the Emerging Markets Debt Fund to close out and net its total exposure to a counterparty in the event of a default.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Emerging Markets Debt Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

128	Annual Report	December 31, 2022

Notes to Financial Statements

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2022, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Emerging Markets Debt
Credit	Receivable for variation margin on centrally cleared swaps(1)	$95	Payable for variation margin on centrally cleared swaps(1)	$86
Currency	Unrealized appreciation on forward foreign currency contracts	7	Unrealized depreciation on forward foreign currency contracts)	13
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	26	Payable for variation margin on centrally cleared swaps(1)	47

(1)	The table above includes cumulative appreciation/(depreciation) on centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2022 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Emerging Markets Debt
Credit	Swaps	$267	Swaps	$ (2)
Currency	Forward foreign currency contracts	142	Forward foreign currency contracts	20
Interest rate	Swaps	302	Swaps	(88)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at December 31, 2022 (in thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Total	Forward Foreign Currency Contracts	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Emerging Markets Debt
Citibank N.A.	$7	$7	$(13)	$(13)	$(6)	$—	$(6)
	$7	$7	$(13)	$(13)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

December 31, 2022	William Blair Funds	129

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2022 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$3,300	$1,034	$5,457	$(1,123)	306	128	551	(117)
Large Cap Growth	66,244	986	69,880	(2,650)	3,478	59	3,754	(217)
Mid Cap Growth	733	1,284	1,411	606	73	197	172	98
Small-Mid Cap Growth	16,581	3,843	88,421	(67,997)	628	158	3,380	(2,594)
Small Cap Growth	27,063	4,597	53,914	(22,254)	973	190	2,036	(873)
Small Cap Value	438	182	729	(109)	13	7	24	(4)
Global Leaders	224	165	1,635	(1,246)	14	12	113	(87)
International Leaders	18,462	68	15,537	2,993	960	4	827	137
International Growth	156,713	22,957	61,189	118,481	5,684	905	2,302	4,287
International Small Cap Growth	29	—	761	(732)	3	—	64	(61)
Emerging Markets Leaders	3,090	9	3,673	(574)	317	1	371	(53)
Emerging Markets Growth	10,620	20	15,860	(5,220)	873	2	1,296	(421)
Emerging Markets Small Cap Growth	584	145	521	208	27	9	27	9

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,551	$4,580	$86,472	$(70,341)	938	443	7,693	(6,312)
Large Cap Growth	606,323	5,568	281,678	330,213	28,937	313	14,763	14,487
Mid Cap Growth	4,227	9,240	10,032	3,435	392	1,221	953	660
Mid Cap Value(a)	108	1	32	77	11	—	3	8
Small-Mid Cap Core	71,963	—	27,550	44,413	4,695	—	1,985	2,710
Small-Mid Cap Growth	280,513	48,171	693,533	(364,849)	9,846	1,832	25,066	(13,388)
Small Cap Growth	79,330	10,263	90,795	(1,202)	2,593	357	3,045	(95)
Small Cap Value	109,607	53,312	295,065	(132,146)	3,575	1,928	9,693	(4,190)
Global Leaders	4,757	1,493	22,285	(16,035)	315	110	1,638	(1,213)
International Leaders	230,076	617	286,493	(55,800)	12,574	35	15,639	(3,030)
International Growth	293,273	71,737	528,810	(163,800)	10,345	2,738	18,956	(5,873)
International Small Cap Growth	40,252	182	30,096	10,338	3,553	16	2,676	893
Emerging Markets Leaders	26,985	283	27,281	(13)	2,914	34	3,152	(204)
Emerging Markets Growth	190,957	269	130,228	60,998	15,421	25	10,961	4,485
Emerging Markets ex China Growth (b)	10	—	—	10	1	—	—	1
Emerging Markets Small Cap Growth	44,207	4,873	59,722	(10,642)	2,315	292	3,214	(607)
China Growth	12	—	3,449	(3,437)	2	—	503	(501)
Emerging Markets Debt	415	74	708	(219)	49	9	89	(31)

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

130	Annual Report	December 31, 2022

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,865	$1,050	$3,850	$19,065	2,107	101	352	1,856
Large Cap Growth	136,096	1,909	47,467	90,538	6,978	107	2,430	4,655
Mid Cap Growth	10	155	7	158	2	20	1	21
Mid Cap Value (a)	1,553	15	1	1,567	154	2	—	156
Small-Mid Cap Core	37,092	—	6,100	30,992	2,713	—	445	2,268
Small-Mid Cap Growth	212,256	12,737	80,061	144,932	8,130	483	2,950	5,663
Small Cap Growth	30,980	3,659	18,653	15,986	1,018	127	604	541
Small Cap Value	119,683	33,263	627,183	(474,237)	3,861	1,203	18,688	(13,624)
Global Leaders	9,906	296	1,407	8,795	782	22	100	704
International Leaders	206,838	1,129	54,743	153,224	9,990	63	3,031	7,022
International Growth	89,936	9,603	36,161	63,378	3,526	366	1,288	2,604
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	3,475	331	28,031	(24,225)	295	30	2,414	(2,089)
Emerging Markets Leaders	70,039	3,109	63,904	9,244	7,781	374	7,384	771
Emerging Markets Growth	112,007	667	203,283	(90,609)	9,621	62	16,080	(6,397)
Emerging Markets ex China Growth (b)	19,580	—	5,597	13,983	1,970	—	587	1,383
Emerging Markets Small Cap Growth	76,818	9,965	102,458	(15,675)	4,023	595	5,344	(726)
China Growth	408	1	127	282	64	—	18	46
Emerging Markets Debt	3,932	3,077	382	6,627	473	398	49	822

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$36,716	$6,664	$95,779	$(52,399)	3,351	672	8,596	(4,573)
Large Cap Growth	808,663	8,463	399,025	418,101	39,393	479	20,947	18,925
Mid Cap Growth	4,970	10,679	11,450	4,199	467	1,438	1,126	779
Mid Cap Value (a)	1,661	16	33	1,644	165	2	3	164
Small-Mid Cap Core	109,055	—	33,650	75,405	7,408	—	2,430	4,978
Small-Mid Cap Growth	509,350	64,751	862,015	(287,914)	18,604	2,473	31,396	(10,319)
Small Cap Growth	137,373	18,519	163,362	(7,470)	4,584	674	5,685	(427)
Small Cap Value	229,728	86,757	922,977	(606,492)	7,449	3,138	28,405	(17,818)
Global Leaders	14,887	1,954	25,327	(8,486)	1,111	144	1,851	(596)
International Leaders	455,376	1,814	356,773	100,417	23,524	102	19,497	4,129
International Growth	539,922	104,297	626,160	18,059	19,555	4,009	22,546	1,018
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	43,756	513	58,888	(14,619)	3,851	46	5,154	(1,257)
Emerging Markets Leaders	100,114	3,401	94,858	8,657	11,012	409	10,907	514
Emerging Markets Growth	313,584	956	349,371	(34,831)	25,915	89	28,337	(2,333)
Emerging Markets ex China Growth (b)	19,590	—	5,597	13,993	1,971	—	587	1,384
Emerging Markets Small Cap Growth	121,609	14,983	162,701	(26,109)	6,365	896	8,585	(1,324)
China Growth	420	1	3,576	(3,155)	66	—	521	(455)
Emerging Markets Debt	4,347	3,151	1,090	6,408	522	407	138	791

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

December 31, 2022	William Blair Funds	131

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2021 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$3,638	$4,724	$9,192	$(830)	280	412	758	(66)
Large Cap Growth	65,433	8,488	41,026	32,895	2,867	356	1,830	1,393
Mid Cap Growth	267	225	1,283	(791)	20	18	97	(59)
Small-Mid Cap Growth	36,098	21,174	142,815	(85,543)	1,030	694	4,074	(2,350)
Small Cap Growth	31,616	31,635	54,012	9,239	821	1,043	1,468	396
Small Cap Value (a)	198	114	6,875	(6,563)	5	4	203	(194)
Global Leaders	815	709	870	654	41	38	45	34
International Leaders	36,810	1,209	11,899	26,120	1,526	51	495	1,082
International Growth	18,167	30,895	37,544	11,518	440	847	933	354
International Small Cap Growth	502	443	332	613	27	28	19	36
Emerging Markets Leaders	6,412	95	5,943	564	494	9	454	49
Emerging Markets Growth	33,625	4,793	22,748	15,670	1,723	313	1,209	827
Emerging Markets Small Cap Growth	247	333	516	64	10	15	22	3

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,229	$30,211	$28,892	$20,548	1,245	2,088	1,918	1,415
Large Cap Growth	277,571	25,384	122,960	179,995	11,137	996	5,236	6,897
Mid Cap Growth	8,724	1,875	46,351	(35,752)	592	134	3,013	(2,287)
Small-Mid Cap Core	34,907	—	5,431	29,476	2,343	—	359	1,984
Small-Mid Cap Growth	487,031	209,644	1,385,928	(689,253)	13,062	6,384	37,145	(17,699)
Small Cap Growth	84,017	63,719	121,526	26,210	1,948	1,786	2,923	811
Small Cap Value (a)	23,757	39,018	155,752	(92,977)	709	1,209	4,486	(2,568)
Global Leaders	11,174	6,699	12,223	5,650	580	358	629	309
International Leaders	277,059	16,022	125,675	167,406	11,454	677	5,165	6,966
International Growth	114,128	173,395	481,271	(193,748)	2,731	4,615	11,607	(4,261)
International Small Cap Growth	20,954	18,099	42,075	(3,022)	1,120	1,121	2,340	(99)
Emerging Markets Leaders	73,454	3,030	90,773	(14,289)	5,753	274	6,949	(922)
Emerging Markets Growth	167,716	29,260	91,992	104,984	8,926	1,876	4,848	5,954
Emerging Markets Small Cap Growth	38,960	13,160	39,950	12,170	1,569	569	1,663	475
China Growth (b)	5,955	—	13	5,942	581	—	1	580
Emerging Markets Debt (c)	1,531	35	26	1,540	154	4	3	155

(a)	The Small Cap Value Fund figures reflect the fiscal period from November 1, 2021 to December 31, 2021.
(b)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(c)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

132	Annual Report	December 31, 2022

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,861	$1,576	$1,636	$1,801	122	109	109	122
Large Cap Growth	76,686	9,570	68,921	17,335	3,270	376	3,039	607
Mid Cap Growth	—	27	—	27	—	2	—	2
Small-Mid Cap Core	21,148	—	579	20,569	1,409	—	38	1,371
Small-Mid Cap Growth	237,266	27,797	44,182	220,881	6,258	845	1,178	5,925
Small Cap Growth	22,795	17,709	11,517	28,987	538	495	263	770
Small Cap Value (a)	132,843	38,299	30,838	140,304	3,809	1,187	877	4,119
Global Leaders	1,959	299	74	2,184	108	16	4	120
International Leaders	69,853	18,439	155,620	(67,328)	2,934	779	6,494	(2,781)
International Growth	67,401	6,728	53,921	20,208	1,592	179	1,254	517
Institutional International Growth	48,760	181,112	211,193	18,679	2,286	9,812	9,861	2,237
International Small Cap Growth	43,609	30,924	6,391	68,142	2,217	1,903	343	3,777
Emerging Markets Leaders	327,586	32,387	70,570	289,403	25,256	2,931	5,236	22,951
Emerging Markets Growth	102,244	133,282	371,618	(136,092)	5,116	8,447	18,743	(5,180)
Emerging Markets Small Cap Growth	203,333	26,845	61,716	168,462	8,175	1,159	2,519	6,815
China Growth (b)	1,767	—	—	1,767	177	—	—	177
Emerging Markets Debt (c)	51,069	1,240	111	52,198	5,101	127	11	5,217

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$24,728	$36,511	$39,720	$21,519	1,647	2,609	2,785	1,471
Large Cap Growth	419,690	43,442	232,907	230,225	17,274	1,728	10,105	8,897
Mid Cap Growth	8,991	2,127	47,634	(36,516)	612	154	3,110	(2,344)
Small-Mid Cap Core	56,055	—	6,010	50,045	3,752	—	397	3,355
Small-Mid Cap Growth	760,395	258,615	1,572,925	(553,915)	20,350	7,923	42,397	(14,124)
Small Cap Growth	138,428	113,063	187,055	64,436	3,307	3,324	4,654	1,977
Small Cap Value (a)	156,798	77,431	193,465	40,764	4,523	2,400	5,566	1,357
Global Leaders	13,948	7,707	13,167	8,488	729	412	678	463
International Leaders	383,722	35,670	293,194	126,198	15,914	1,507	12,154	5,267
International Growth	199,696	211,018	572,736	(162,022)	4,763	5,641	13,794	(3,390)
Institutional International Growth	48,760	181,112	211,193	18,679	2,286	9,812	9,861	2,237
International Small Cap Growth	65,065	49,466	48,798	65,733	3,364	3,052	2,702	3,714
Emerging Markets Leaders	407,452	35,512	167,286	275,678	31,503	3,214	12,639	22,078
Emerging Markets Growth	303,585	167,335	486,358	(15,438)	15,765	10,636	24,800	1,601
Emerging Markets Small Cap Growth	242,540	40,338	102,182	180,696	9,754	1,743	4,204	7,293
China Growth (b)	7,722	—	13	7,709	758	—	1	757
Emerging Markets Debt (c)	52,600	1,275	137	53,738	5,255	131	14	5,372

(a)	The Small Cap Value Fund figures reflect the fiscal period from November 1, 2021 to December 31, 2021.
(b)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(c)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

December 31, 2022	William Blair Funds	133

Notes to Financial Statements

The following tables summarize the activity in capital shares of the Small Cap Value Fund for the year ended October 31, 2021 (dollar amounts in thousands):

	2021
	Dollars					Shares
	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total
Class N (a)	$715	$10,216	$—	$1,521	$9,410	21,895	317,775	—	46,864	292,806
Class I	398,983	24,461	181,788	1,146,946	(541,714)	12,568,399	760,891	5,519,000	34,394,651	(15,546,361)
Class R6 (a)	856,747	11,057	—	11,133	856,671	25,855,620	343,951	—	330,341	25,869,230
	$1,256,445	$45,734	$181,788	$1,159,600	$324,367

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there are no other impacts to the Funds’ financial statements.

134	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N

	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.81	$11.15	$9.45	$7.91	$10.27
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(3.44)	2.49	3.43	2.54	0.75
Total from investment operations	(3.49)	2.41	3.38	2.51	0.71
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.37	1.75	1.68	0.97	3.07
Total distributions	0.37	1.75	1.68	0.97	3.07
Net asset value, end of year	$7.95	$11.81	$11.15	$9.45	$7.91
Total return (%)	(29.65)	22.09	35.97	31.97	5.10
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.24	1.21	1.26	1.24	1.22
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.67)	(0.55)	(0.35)	(0.36)
Net investment income (loss), net of waivers and reimbursements	(0.56)	(0.66)	(0.49)	(0.31)	(0.34)
Class N net assets at the end of the year (in thousands)	$23,829	$36,807	$35,494	$32,710	$38,370
Portfolio turnover rate (%)	41	30	46	39	46

					Class I

			Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.91	$13.64	$11.25	$9.25	$11.51
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.03)	(0.00)^	(0.01)
Net realized and unrealized gain (loss) on investments	(4.35)	3.07	4.10	2.97	0.82
Total from investment operations	(4.39)	3.02	4.07	2.97	0.81
Less distributions from:
Net investment income	—	—	—	—	0.00 ^
Net realized gain	0.37	1.75	1.68	0.97	3.07
Total distributions	0.37	1.75	1.68	0.97	3.07
Net asset value, end of year	$10.15	$14.91	$13.64	$11.25	$9.25
Total return (%)	(29.52)	22.54	36.35	32.32	5.42
Ratios to average daily net assets (%):
Expenses	0.92	0.89	0.93	0.92	0.91
Net investment income (loss)	(0.29)	(0.35)	(0.23)	(0.03)	(0.06)
Class I net assets at the end of the year (in thousands)	$136,051	$293,900	$249,716	$220,660	$187,306
Portfolio turnover rate (%)	41	30	46	39	46

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6

	Years Ended December 31,
	2022	2021	2020	2019(a)
Net asset value, beginning of year	$14.95	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	(4.37)	3.07	4.12	1.17
Total from investment operations	(4.39)	3.03	4.09	1.17
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	0.37	1.75	1.68	0.97
Total distributions	0.37	1.75	1.68	0.97
Net asset value, end of year	$10.19	$14.95	$13.67	$11.26
Total return (%)*	(29.44)	22.55	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.87	0.84	0.87	0.88
Net investment income (loss)	(0.18)	(0.29)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$29,128	$14,993	$12,041	$217
Portfolio turnover rate (%)*	41	30	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
			Years Ended December 31,
	2022	2021	2020		2019		2018
Net asset value, beginning of year	$24.49	$20.03	$15.27		$11.99		$13.35
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.07)	0.01		0.00	^	(0.02)
Net realized and unrealized gain (loss) on investments	(7.96)	5.65	5.52		4.29		0.81
Total from investment operations	(7.99)	5.58	5.53		4.29		0.79
Less distributions from:
Net investment income	—	—	0.00	^	0.01		—
Net realized gain	0.12	1.12	0.77		1.00		2.15
Total distributions	0.12	1.12	0.77		1.01		2.15
Net asset value, end of year	$16.38	$24.49	$20.03		$15.27		$11.99
Total return (%)	(32.61)	28.03	36.30		36.00		4.96
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.03	1.05	1.09		1.12		1.21
Expenses, net of waivers and reimbursements	0.90	0.90	0.90		0.95		1.05
Net investment income (loss), before waivers and reimbursements	(0.28)	(0.46)	(0.15)		(0.14)		(0.33)
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.31)	0.04		0.03		(0.17)
Class N net assets at the end of the year (in thousands)	$132,225	$203,014	$138,152		$65,314		$41,361
Portfolio turnover rate (%)	29	26	35		37		47

	Class I
	Years Ended December 31,
	2022	2021	2020		2019		2018
Net asset value, beginning of year	$26.18	$21.29	$16.19		$12.66		$13.97
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	0.06		0.04		0.01
Net realized and unrealized gain (loss) on investments	(8.53)	6.03	5.85		4.54		0.85
Total from investment operations	(8.50)	6.01	5.91		4.58		0.86
Less distributions from:
Net investment income	0.02	—	0.04		0.05		0.02
Net realized gain	0.12	1.12	0.77		1.00		2.15
Total distributions	0.14	1.12	0.81		1.05		2.17
Net asset value, end of year	$17.54	$26.18	$21.29		$16.19		$12.66
Total return (%)	(32.46)	28.39	36.59		36.35		5.21
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.79	0.75	0.80		0.81		0.90
Expenses, net of waivers and reimbursements	0.65	0.65	0.65		0.70		0.80
Net investment income (loss), before waivers and reimbursements	(0.01)	(0.17)	0.16		0.16		(0.01)
Net investment income (loss), net of waivers and reimbursements	0.13	(0.07)	0.31		0.27		0.09
Class I net assets at the end of the year (in thousands)	$702,441	$669,060	$397,370		$236,930		$137,599
Portfolio turnover rate (%)	29	26	35		37		47

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021		2020	2019(a)
Net asset value, beginning of year	$26.16	$21.27		$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.00	)^	0.01	0.04
Net realized and unrealized gain (loss) on investments	(8.52)	6.01		5.91	2.07
Total from investment operations	(8.48)	6.01		5.92	2.11
Less distributions from:
Net investment income	0.03	0.00	^	0.05	0.06
Net realized gain	0.12	1.12		0.77	1.00
Total distributions	0.15	1.12		0.82	1.06
Net asset value, end of year	$17.53	$26.16		$21.27	$16.17
Total return (%)*	(32.41)	28.42		36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.66	0.67		0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60		0.60	0.60
Net investment income (loss), before waivers and reimbursements	0.13	(0.08)		(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	0.19	(0.01)		0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$238,354	$233,946		$177,347	$1,590
Portfolio turnover rate (%)*	29	26		35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.29	$12.89	$10.99	$8.87	$10.92
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.12)	(0.08)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.44)	1.13	3.01	3.22	0.03
Total from investment operations	(3.52)	1.01	2.93	3.17	(0.03)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.35	0.61	1.03	1.05	2.02
Total distributions	3.35	0.61	1.03	1.05	2.02
Net asset value, end of year	$6.42	$13.29	$12.89	$10.99	$8.87
Total return (%)	(26.84)	8.10	26.80	36.02	(1.20)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.69	1.48	1.54	1.51	1.57
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.23
Net investment income (loss), before waivers and reimbursements	(1.31)	(1.14)	(1.06)	(0.79)	(0.85)
Net investment income (loss), net of waivers and reimbursements	(0.82)	(0.86)	(0.72)	(0.48)	(0.51)
Class N net assets at the end of the year (in thousands)	$3,273	$5,480	$6,074	$5,465	$4,944
Portfolio turnover rate (%)	31	47	45	43	58

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.67	$14.13	$11.93	$9.55	$11.57
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)	(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.81)	1.24	3.29	3.46	0.03
Total from investment operations	(3.87)	1.15	3.23	3.43	—
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.35	0.61	1.03	1.05	2.02
Total distributions	3.35	0.61	1.03	1.05	2.02
Net asset value, end of year	$7.45	$14.67	$14.13	$11.93	$9.55
Total return (%)	(26.72)	8.38	27.21	36.17	(0.86)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.24	1.29	1.28	1.31
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.95	0.98
Net investment income (loss), before waivers and reimbursements	(1.08)	(0.91)	(0.80)	(0.56)	(0.58)
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.62)	(0.46)	(0.23)	(0.25)
Class I net assets at the end of the year (in thousands)	$28,633	$46,694	$77,273	$67,936	$51,173
Portfolio turnover rate (%)	31	47	45	43	58

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019(a)
Net asset value, beginning of year	$14.69	$14.14	$11.94	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.81)	1.24	3.29	1.07
Total from investment operations	(3.87)	1.16	3.23	1.06
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	3.35	0.61	1.03	1.05
Total distributions	3.35	0.61	1.03	1.05
Net asset value, end of year	$7.47	$14.69	$14.14	$11.94
Total return (%)*	(26.68)	8.44	27.18	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.32	1.11	1.16	1.14
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.94)	(0.78)	(0.70)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.52)	(0.57)	(0.44)	(0.17)
Class R6 net assets at the end of the year (in thousands)	$498	$676	$623	$145
Portfolio turnover rate (%)*	31	47	45	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Mid Cap Value Fund

Class I
Period Ended December 31,
2022(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	(0.83)
Total from investment operations	(0.71)
Less distributions from:
Net investment income	0.10
Net realized gain	—
Total distributions	0.10
Net asset value, end of year	$9.19
Total return (%)*	(7.13)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.52
Expenses, net of waivers and reimbursements	0.75
Net investment income (loss), before waivers and reimbursements	(6.14)
Net investment income (loss), net of waivers and reimbursements	1.63
Class I net assets at the end of the year (in thousands)	$76
Portfolio turnover rate (%)*	21

Class R6
Period Ended December 31,
2022(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	(0.82)
Total from investment operations	(0.71)
Less distributions from:
Net investment income	0.10
Net realized gain	—
Total distributions	0.10
Net asset value, end of year	$9.19
Total return (%)*	(7.01)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.52
Expenses, net of waivers and reimbursements	0.70
Net investment income (loss), before waivers and reimbursements	(6.35)
Net investment income (loss), net of waivers and reimbursements	1.47
Class R6 net assets at the end of the year (in thousands)	$1,431
Portfolio turnover rate (%)*	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	Years Ended December 31,
	2022	2021	2020		2019(a)
Net asset value, beginning of year	$16.31	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	(2.78)	3.46	2.20		0.67
Total from investment operations	(2.79)	3.43	2.20		0.69
Less distributions from:
Net investment income	—	—	—		0.01
Net realized gain	—	—	—		—
Total distributions	—	—	—		0.01
Net asset value, end of year	$13.52	$16.31	$12.88		$10.68
Total return (%)*	(17.11)	26.63	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.21	1.25	1.22		3.92
Expenses, net of waivers and reimbursements	0.95	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	(0.32)	(0.47)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	(0.06)	(0.17)	0.00		0.74
Class I net assets at the end of the year (in thousands)	$87,540	$61,433	$22,958		$1,655
Portfolio turnover rate (%)*	50	45	244		12

	Class R6
	Years Ended December 31,
	2022	2021	2020		2019(a)
Net asset value, beginning of year	$16.32	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.02)	0.01		0.01
Net realized and unrealized gain (loss) on investments	(2.79)	3.46	2.19		0.68
Total from investment operations	(2.79)	3.44	2.20		0.69
Less distributions from:
Net investment income	—	—	0.00	^	0.01
Net realized gain	—	—	—		—
Total distributions	—	—	0.00	^	0.01
Net asset value, end of year	$13.53	$16.32	$12.88		$10.68
Total return (%)*	(17.10)	26.71	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.05	1.16	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	(0.14)	(0.37)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	0.01	(0.11)	0.06		0.31
Class R6 net assets at the end of the year (in thousands)	$56,681	$31,347	$7,087		$4,933
Portfolio turnover rate (%)*	50	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.27	$32.96	$25.41	$20.97	$23.36
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.36)	(0.24)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	(7.22)	2.90	8.37	6.56	(0.25)
Total from investment operations	(7.45)	2.54	8.13	6.36	(0.43)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.86	3.23	0.58	1.92	1.96
Total distributions	0.86	3.23	0.58	1.92	1.96
Net asset value, end of year	$23.96	$32.27	$32.96	$25.41	$20.97
Total return (%)	(23.11)	8.27	32.04	30.41	(2.29)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.43	1.45	1.43	1.44
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.96)	(1.10)	(1.01)	(0.88)	(0.81)
Net investment income (loss), net of waivers and reimbursements	(0.88)	(1.02)	(0.91)	(0.80)	(0.72)
Class N net assets at the end of the year (in thousands)	$110,241	$232,166	$314,572	$334,017	$424,865
Portfolio turnover rate (%)	49	38	55	56	46

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$34.72	$35.13	$26.99	$22.12	$24.48
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.29)	(0.19)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(7.77)	3.11	8.91	6.93	(0.28)
Total from investment operations	(7.95)	2.82	8.72	6.79	(0.40)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.86	3.23	0.58	1.92	1.96
Total distributions	0.86	3.23	0.58	1.92	1.96
Net asset value, end of year	$25.91	$34.72	$35.13	$26.99	$22.12
Total return (%)	(22.92)	8.56	32.35	30.77	(2.06)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.17	1.16	1.17	1.16	1.16
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.70)	(0.83)	(0.73)	(0.59)	(0.53)
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.77)	(0.66)	(0.53)	(0.47)
Class I net assets at the end of the year (in thousands)	$1,509,931	$2,487,862	$3,139,290	$2,531,823	$1,979,105
Portfolio turnover rate (%)	49	38	55	56	46

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019(a)
Net asset value, beginning of year	$34.79	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.26)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	(7.79)	3.10	8.92	2.26
Total from investment operations	(7.94)	2.84	8.75	2.17
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	0.86	3.23	0.58	1.92
Total distributions	0.86	3.23	0.58	1.92
Net asset value, end of year	$25.99	$34.79	$35.18	$27.01
Total return (%)*	(22.84)	8.60	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses	1.05	1.03	1.05	1.05
Net investment income (loss)	(0.55)	(0.69)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$392,153	$328,034	$123,220	$39,974
Portfolio turnover rate (%)*	49	38	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$31.90	$34.49	$27.75	$23.23	$26.87
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.45)	(0.29)	(0.24)	(0.27)
Net realized and unrealized gain (loss) on investments	(6.61)	4.56	10.86	5.40	(0.10)
Total from investment operations	(6.88)	4.11	10.57	5.16	(0.37)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.01	6.70	3.83	0.64	3.27
Total distributions	1.01	6.70	3.83	0.64	3.27
Net asset value, end of year	$24.01	$31.90	$34.49	$27.75	$23.23
Total return (%)	(21.59)	12.91	38.32	22.26	(2.14)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.55	1.56	1.58	1.54	1.55
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(1.08)	(1.24)	(1.10)	(0.92)	(0.94)
Net investment income (loss), net of waivers and reimbursements	(1.03)	(1.18)	(1.02)	(0.88)	(0.89)
Class N net assets at the end of the year (in thousands)	$114,324	$179,739	$180,635	$180,706	$169,074
Portfolio turnover rate (%)	45	49	71	51	74

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$37.52	$39.36	$31.19	$25.99	$29.61
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.41)	(0.24)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	(7.78)	5.27	12.24	6.03	(0.14)
Total from investment operations	(8.02)	4.86	12.00	5.84	(0.35)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.01	6.70	3.83	0.64	3.27
Total distributions	1.01	6.70	3.83	0.64	3.27
Net asset value, end of year	$28.49	$37.52	$39.36	$31.19	$25.99
Total return (%)	(21.39)	13.22	38.68	22.51	(1.88)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.28	1.25	1.30	1.27	1.25
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.81)	(0.93)	(0.82)	(0.65)	(0.65)
Net investment income (loss), net of waivers and reimbursements	(0.78)	(0.93)	(0.77)	(0.63)	(0.65)
Class I net assets at the end of the year (in thousands)	$303,016	$402,629	$390,511	$423,881	$410,233
Portfolio turnover rate (%)	45	49	71	51	74

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019(a)
Net asset value, beginning of year	$37.60	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.37)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	(7.81)	5.27	12.26	0.95
Total from investment operations	(8.02)	4.90	12.03	0.84
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	1.01	6.70	3.83	0.64
Total distributions	1.01	6.70	3.83	0.64
Net asset value, end of year	$28.57	$37.60	$39.40	$31.20
Total return (%)*	(21.35)	13.31	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses	1.18	1.16	1.19	1.18
Net investment income (loss)	(0.70)	(0.84)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$112,497	$127,710	$103,462	$69,950
Portfolio turnover rate (%)*	45	49	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Year Ended December 31,	Period Ended December 31,		Period Ended October 31,
	2022	2021(b)		2021(a)
Net asset value, beginning of year	$33.63	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	(3.98)	1.37		1.29
Total from investment operations	(3.83)	1.37		1.34
Less distributions from:
Net investment income	0.12	—		—
Net realized gain	1.92	1.23		—
Total distributions	2.04	1.23		—
Net asset value, end of year	$27.76	$33.63		$33.49
Total return (%)*	(11.36)	4.24		4.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.15	1.26		1.17
Expenses, net of waivers and reimbursements	1.15	1.15		1.15
Net investment income (loss), before waivers and reimbursements	0.48		(0.05)	0.51
Net investment income (loss), net of waivers and reimbursements	0.48	0.06		0.53
Class N net assets at the end of the year (in thousands)	$2,648	$3,313		$9,805
Portfolio turnover rate (%)*	25	7		35

	Class I
	Year Ended December 31,	Period Ended December 31,				Year Ended October 31,
	2022	2021(b)	2021	2020	2019	2018
Net asset value, beginning of year	$33.58	$33.52	$23.79	$28.84	$31.53	$35.04
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.03	0.18	0.09	0.18	0.06
Net realized and unrealized gain (loss) on investments	(3.96)	1.35	12.91	(3.89)	1.59	(1.00)
Total from investment operations	(3.74)	1.38	13.09	(3.80)	1.77	(0.94)
Less distributions from:
Net investment income	0.20	0.09	0.11	0.07	0.15	0.09
Net realized gain	1.92	1.23	3.25	1.18	4.31	2.48
Total distributions	2.12	1.32	3.36	1.25	4.46	2.57
Net asset value, end of year	$27.72	$33.58	$33.52	$23.79	$28.84	$31.53
Total return (%)*	(11.12)	4.31	55.32	(13.91)	8.60	(3.06)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.94	0.82	0.86	0.89	0.93	0.93
Expenses, net of waivers and reimbursements	0.89	0.82	0.86	0.89	0.93	0.93
Net investment income (loss), before waivers and reimbursements	0.67	0.55	0.52	0.37	0.63	0.16
Net investment income (loss), net of waivers and reimbursements	0.72	0.55	0.52	0.37	0.63	0.16
Class I net assets at the end of the year (in thousands)	$758,104	$1,059,157	$1,143,150	$1,181,409	$908,831	$738,558
Portfolio turnover rate (%)*	25	7	35	27	31	31

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class R6
	Year Ended December 31,	Period Ended December 31,	Period Ended October 31,
	2022	2021(b)	2021(a)
Net asset value, beginning of year	$33.58	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.03	0.06
Net realized and unrealized gain (loss) on investments	(3.98)	1.35	1.32
Total from investment operations	(3.72)	1.38	1.38
Less distributions from:
Net investment income	0.23	0.10	—
Net realized gain	1.92	1.23	—
Total distributions	2.15	1.33	—
Net asset value, end of year	$27.71	$33.58	$33.53
Total return (%)*	(11.06)	4.33	4.26
Ratios to average daily net assets (%)**:
Expenses	0.81	0.78	0.78
Net investment income (loss)	0.85	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$453,456	$1,006,928	$867,272
Portfolio turnover rate (%)*	25	7	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.17	$17.41	$14.92	$11.47	$14.53
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.11)	(0.06)	0.01	0.02
Net realized and unrealized gain (loss) on investments	(5.61)	2.96	4.74	3.61	(1.12)
Total from investment operations	(5.65)	2.85	4.68	3.62	(1.10)
Less distributions from:
Net investment income	—	—	—	0.03	—
Net realized gain	0.28	1.09	2.19	0.14	1.96
Total distributions	0.28	1.09	2.19	0.17	1.96
Net asset value, end of year	$13.24	$19.17	$17.41	$14.92	$11.47
Total return (%)	(29.49)	16.55	31.50	31.57	(8.23)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.45	1.38	1.45	1.39	1.47
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.20	1.33
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.79)	(0.67)	(0.10)	(0.01)
Net investment income (loss), net of waivers and reimbursements	(0.30)	(0.56)	(0.37)	0.09	0.13
Class N net assets at the end of the year (in thousands)	$8,317	$13,709	$11,861	$8,910	$7,225
Portfolio turnover rate (%)	15	18	27	27	49

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.28	$17.47	$14.93	$11.47	$14.56
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.06)	(0.01)	0.05	0.06
Net realized and unrealized gain (loss) on investments	(5.63)	2.96	4.74	3.61	(1.13)
Total from investment operations	(5.64)	2.90	4.73	3.66	(1.07)
Less distributions from:
Net investment income	0.01	—	0.00 ^	0.06	0.06
Net realized gain	0.28	1.09	2.19	0.14	1.96
Total distributions	0.29	1.09	2.19	0.20	2.02
Net asset value, end of year	$13.35	$19.28	$17.47	$14.93	$11.47
Total return (%)	(29.28)	16.78	31.86	31.96	(8.06)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.07	1.12	1.07	1.15
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.95	1.07
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.49)	(0.31)	0.22	0.31
Net investment income (loss), net of waivers and reimbursements	(0.05)	(0.32)	(0.09)	0.34	0.39
Class I net assets at the end of the year (in thousands)	$69,987	$124,488	$107,375	$114,666	$83,790
Portfolio turnover rate (%)	15	18	27	27	49

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.30	$17.47	$14.93	$11.47	$14.56
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.05)	0.02	0.06	0.07
Net realized and unrealized gain (loss) on investments	(5.64)	2.97	4.72	3.61	(1.13)
Total from investment operations	(5.65)	2.92	4.74	3.67	(1.06)
Less distributions from:
Net investment income	0.02	—	0.01	0.07	0.07
Net realized gain	0.28	1.09	2.19	0.14	1.96
Total distributions	0.30	1.09	2.20	0.21	2.03
Net asset value, end of year	$13.35	$19.30	$17.47	$14.93	$11.47
Total return (%)	(29.30)	16.90	31.91	32.02	(7.99)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.05	0.99	1.06	1.01	1.08
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.90	1.00
Net investment income (loss), before waivers and reimbursements	(0.30)	(0.40)	(0.10)	0.32	0.39
Net investment income (loss), net of waivers and reimbursements	(0.10)	(0.26)	0.11	0.43	0.47
Class R6 net assets at the end of the year (in thousands)	$13,255	$5,585	$2,946	$48,133	$79,685
Portfolio turnover rate (%)	15	18	27	27	49

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.28	$22.69	$18.08	$13.80	$16.37
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.12)	(0.04)	0.09	0.13
Net realized and unrealized gain (loss) on investments	(7.01)	2.35	4.82	4.25	(2.19)
Total from investment operations	(6.97)	2.23	4.78	4.34	(2.06)
Less distributions from:
Net investment income	—	0.00 ^	—	0.06	0.06
Net realized gain	0.03	0.64	0.17	—	0.45
Total distributions	0.03	0.64	0.17	0.06	0.51
Net asset value, end of year	$17.28	$24.28	$22.69	$18.08	$13.80
Total return (%)	(28.70)	9.93	26.45	31.46	(12.70)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26	1.30	1.31	1.32	1.39
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.18	1.28
Net investment income (loss), before waivers and reimbursements	0.09	(0.65)	(0.39)	0.44	0.70
Net investment income (loss), net of waivers and reimbursements	0.20	(0.50)	(0.23)	0.58	0.81
Class N net assets at the end of the year (in thousands)	$35,966	$47,234	$19,586	$11,163	$8,715
Portfolio turnover rate (%)	55	18	34	20	33

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.41	$22.80	$18.13	$13.84	$16.44
Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.06)	(0.00)^	0.12	0.17
Net realized and unrealized gain (loss) on investments	(7.05)	2.36	4.85	4.27	(2.19)
Total from investment operations	(6.97)	2.30	4.85	4.39	(2.02)
Less distributions from:
Net investment income	—	0.05	0.01	0.10	0.13
Net realized gain	0.03	0.64	0.17	—	0.45
Total distributions	0.03	0.69	0.18	0.10	0.58
Net asset value, end of year	$17.41	$24.41	$22.80	$18.13	$13.84
Total return (%)	(28.55)	10.17	26.77	31.76	(12.45)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.04	0.99	1.01	1.01	1.07
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.93	1.03
Net investment income (loss), before waivers and reimbursements	0.28	(0.33)	(0.11)	0.64	1.02
Net investment income (loss), net of waivers and reimbursements	0.42	(0.24)	(0.00)	0.72	1.06
Class I net assets at the end of the year (in thousands)	$369,171	$591,500	$393,596	$181,617	$76,382
Portfolio turnover rate (%)	55	18	34	20	33

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.41	$22.80	$18.12	$13.83	$16.43
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.04)	0.02	0.14	0.18
Net realized and unrealized gain (loss) on investments	(7.05)	2.35	4.85	4.26	(2.19)
Total from investment operations	(6.96)	2.31	4.87	4.40	(2.01)
Less distributions from:
Net investment income	—	0.06	0.02	0.11	0.14
Net realized gain	0.03	0.64	0.17	—	0.45
Total distributions	0.03	0.70	0.19	0.11	0.59
Net asset value, end of year	$17.42	$24.41	$22.80	$18.12	$13.83
Total return (%)	(28.51)	10.22	26.88	31.83	(12.38)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.92	0.91	0.92	0.93	0.99
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.88	0.95
Net investment income (loss), before waivers and reimbursements	0.44	(0.24)	0.03	0.80	1.07
Net investment income (loss), net of waivers and reimbursements	0.51	(0.18)	0.10	0.85	1.11
Class R6 net assets at the end of the year (in thousands)	$599,084	$667,996	$687,171	$461,124	$324,902
Portfolio turnover rate (%)	55	18	34	20	33

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$37.57	$38.75	$29.68	$23.04	$30.41
Income (loss) from investment operations:
Net investment income (loss)	0.11	(0.28)	(0.16)	0.09	0.16
Net realized and unrealized gain (loss) on investments	(10.78)	3.51	9.55	6.87	(5.56)
Total from investment operations	(10.67)	3.23	9.39	6.96	(5.40)
Less distributions from:
Net investment income	0.02	—	0.06	0.32	0.12
Net realized gain	1.96	4.41	0.26	—	1.85
Total distributions	1.98	4.41	0.32	0.32	1.97
Net asset value, end of year	$24.92	$37.57	$38.75	$29.68	$23.04
Total return (%)	(28.51)	8.68	31.64	30.24	(18.00)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.40	1.46	1.47	1.45	1.46
Expenses, net of waivers and reimbursements	1.31	1.45	1.45	1.45	1.45
Net investment income (loss), before waivers and reimbursements	0.30	(0.68)	(0.56)	0.34	0.54
Net investment income (loss), net of waivers and reimbursements	0.39	(0.67)	(0.54)	0.34	0.55
Class N net assets at the end of the year (in thousands)	$301,485	$293,481	$288,976	$494,788	$456,533
Portfolio turnover rate (%)	50	19	27	34	78

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$38.68	$39.65	$30.38	$23.56	$31.13
Income (loss) from investment operations:
Net investment income (loss)	0.24	(0.15)	(0.08)	0.18	0.26
Net realized and unrealized gain (loss) on investments	(11.16)	3.59	9.79	7.03	(5.70)
Total from investment operations	(10.92)	3.44	9.71	7.21	(5.44)
Less distributions from:
Net investment income	0.06	—	0.18	0.39	0.28
Net realized gain	1.96	4.41	0.26	—	1.85
Total distributions	2.02	4.41	0.44	0.39	2.13
Net asset value, end of year	$25.74	$38.68	$39.65	$30.38	$23.56
Total return (%)	(28.33)	9.01	31.99	30.66	(17.73)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.14	1.16	1.14	1.13
Expenses, net of waivers and reimbursements	1.06	1.14	1.16	1.14	1.13
Net investment income (loss), before waivers and reimbursements	0.76	(0.36)	(0.24)	0.65	0.86
Net investment income (loss), net of waivers and reimbursements	0.82	(0.36)	(0.24)	0.65	0.86
Class I net assets at the end of the year (in thousands)	$981,813	$1,702,775	$1,914,460	$1,552,355	$1,646,811
Portfolio turnover rate (%)	50	19	27	34	78

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019(a)
Net asset value, beginning of year	$38.72	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.21	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(11.13)	3.58	9.83	3.27
Total from investment operations	(10.92)	3.47	9.76	3.22
Less distributions from:
Net investment income	0.08	—	0.21	0.41
Net realized gain	1.96	4.41	0.26	—
Total distributions	2.04	4.41	0.47	0.41
Net asset value, end of year	$25.76	$38.72	$39.66	$30.37
Total return (%)*	(28.30)	9.09	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.03	1.06	1.07	1.06
Expenses, net of waivers and reimbursements	1.01	1.06	1.07	1.06
Net investment income (loss), before waivers and reimbursements	0.69	(0.25)	(0.23)	(0.26)
Net investment income (loss), net of waivers and reimbursements	0.71	(0.25)	(0.23)	(0.26)
Class R6 net assets at the end of the year (in thousands)	$151,338	$126,641	$109,214	$61,916
Portfolio turnover rate (%)*	50	19	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.03	$20.37	$17.35	$13.40	$18.08
Income (loss) from investment operations:
Net investment income (loss)	0.11	(0.05)	(0.01)	0.12	0.18
Net realized and unrealized gain (loss) on investments	(5.47)	1.86	5.60	4.00	(3.29)
Total from investment operations	(5.36)	1.81	5.59	4.12	(3.11)
Less distributions from:
Net investment income	0.06	—	0.02	0.17	0.17
Net realized gain	0.79	3.15	2.55	—	1.40
Total distributions	0.85	3.15	2.57	0.17	1.57
Net asset value, end of year	$12.82	$19.03	$20.37	$17.35	$13.40
Total return (%)	(28.28)	9.39	32.47	30.75	(17.50)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	1.01	1.00	0.99	0.97
Expenses, net of waivers and reimbursements	0.98	1.01	1.00	0.99	0.97
Net investment income (loss), before waivers and reimbursements	0.71	(0.22)	(0.04)	0.77	1.01
Net investment income (loss), net of waivers and reimbursements	0.74	(0.22)	(0.04)	0.77	1.01
Net assets at the end of the year (in thousands)	$908,732	$1,281,843	$1,326,482	$1,892,911	$1,784,435
Portfolio turnover rate (%)	55	19	31	35	82

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.56	$17.45	$13.85	$10.36	$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.12)	(0.05)	0.05	0.04
Net realized and unrealized gain (loss) on investments	(5.82)	1.91	4.01	3.45	(3.78)
Total from investment operations	(5.82)	1.79	3.96	3.50	(3.74)
Less distributions from:
Net investment income	—	—	—	0.01	0.08
Net realized gain	—	2.68	0.36	—	1.31
Total distributions	—	2.68	0.36	0.01	1.39
Net asset value, end of year	$10.74	$16.56	$17.45	$13.85	$10.36
Total return (%)	(35.14)	10.87	28.68	33.81	(24.48)
Ratios to average daily net assets (%):
Expenses	1.49	1.46	1.52	1.48	1.48
Net investment income (loss)	0.04	(0.67)	(0.36)	0.45	0.29
Class N net assets at the end of the year (in thousands)	$1,638	$3,540	$3,101	$3,650	$3,440
Portfolio turnover rate (%)	51	52	63	38	88

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.80	$17.66	$13.98	$10.45	$15.65
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.07)	(0.01)	0.09	0.09
Net realized and unrealized gain (loss) on investments	(5.91)	1.93	4.06	3.48	(3.84)
Total from investment operations	(5.88)	1.86	4.05	3.57	(3.75)
Less distributions from:
Net investment income	0.02	0.04	0.01	0.04	0.14
Net realized gain	—	2.68	0.36	—	1.31
Total distributions	0.02	2.72	0.37	0.04	1.45
Net asset value, end of year	$10.90	$16.80	$17.66	$13.98	$10.45
Total return (%)	(34.99)	11.17	29.04	34.22	(24.29)
Ratios to average daily net assets (%):
Expenses	1.23	1.19	1.25	1.21	1.18
Net investment income (loss)	0.28	(0.40)	(0.05)	0.75	0.60
Class I net assets at the end of the year (in thousands)	$98,330	$136,573	$145,283	$142,951	$165,451
Portfolio turnover rate (%)	51	52	63	38	88

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$16.91	$17.76	$14.05		$10.50	$15.73
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.06)	0.00	^	0.11	0.10
Net realized and unrealized gain (loss) on investments	(5.96)	1.95	4.09		3.49	(3.85)
Total from investment operations	(5.91)	1.89	4.09		3.60	(3.75)
Less distributions from:
Net investment income	0.03	0.06	0.02		0.05	0.17
Net realized gain	—	2.68	0.36		—	1.31
Total distributions	0.03	2.74	0.38		0.05	1.48
Net asset value, end of year	$10.97	$16.91	$17.76		$14.05	$10.50
Total return (%)	(34.94)	11.27	29.23		34.32	(24.19)
Ratios to average daily net assets (%):
Expenses	1.14	1.10	1.14		1.12	1.08
Net investment income (loss)	0.38	(0.31)	0.02		0.86	0.67
Class R6 net assets at the end of the year (in thousands)	$134,982	$243,398	$188,497		$162,465	$171,833
Portfolio turnover rate (%)	51	52	63		38	88

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.33	$13.26	$10.51	$8.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.06)	(0.02)	0.03	0.03
Net realized and unrealized gain (loss) on investments	(2.98)	(0.98)	2.88	2.28	(1.97)
Total from investment operations	(2.96)	(1.04)	2.86	2.31	(1.94)
Less distributions from:
Net investment income	—	0.01	—	0.04	0.07
Net realized gain	0.08	0.88	0.11	0.02	0.79
Total distributions	0.08	0.89	0.11	0.06	0.86
Net asset value, end of year	$8.29	$11.33	$13.26	$10.51	$8.26
Total return (%)	(26.11)	(7.69)	27.23	27.98	(17.73)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.56	1.63	1.62	1.60
Expenses, net of waivers and reimbursements	1.29	1.40	1.40	1.45	1.58
Net investment income (loss), before waivers and reimbursements	0.05	(0.64)	(0.45)	0.17	0.27
Net investment income (loss), net of waivers and reimbursements	0.24	(0.48)	(0.22)	0.34	0.29
Class N net assets at the end of the year (in thousands)	$1,092	$2,096	$1,803	$1,856	$2,239
Portfolio turnover rate (%)	42	40	47	33	52

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.33	$13.28	$10.52	$8.27	$11.09
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.04)	(0.00)^	0.06	0.06
Net realized and unrealized gain (loss) on investments	(2.99)	(0.98)	2.89	2.29	(1.97)
Total from investment operations	(2.93)	(1.02)	2.89	2.35	(1.91)
Less distributions from:
Net investment income	—	0.05	0.02	0.08	0.12
Net realized gain	0.08	0.88	0.11	0.02	0.79
Total distributions	0.08	0.93	0.13	0.10	0.91
Net asset value, end of year	$8.32	$11.33	$13.28	$10.52	$8.27
Total return (%)	(25.84)	(7.48)	27.52	28.36	(17.45)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.19	1.28	1.33	1.29	1.27
Expenses, net of waivers and reimbursements	1.05	1.15	1.15	1.20	1.27
Net investment income (loss), before waivers and reimbursements	0.46	(0.40)	(0.21)	0.53	0.58
Net investment income (loss), net of waivers and reimbursements	0.60	(0.27)	(0.03)	0.62	0.58
Class I net assets at the end of the year (in thousands)	$29,682	$42,750	$62,319	$45,090	$34,786
Portfolio turnover rate (%)	42	40	47	33	52

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$11.32	$13.26	$10.51		$8.26	$11.09
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.02)	0.00	^	0.06	0.07
Net realized and unrealized gain (loss) on investments	(2.99)	(0.98)	2.89		2.29	(1.98)
Total from investment operations	(2.93)	(1.00)	2.89		2.35	(1.91)
Less distributions from:
Net investment income	—	0.06	0.03		0.08	0.13
Net realized gain	0.08	0.88	0.11		0.02	0.79
Total distributions	0.08	0.94	0.14		0.10	0.92
Net asset value, end of year	$8.31	$11.32	$13.26		$10.51	$8.26
Total return (%)	(25.86)	(7.35)	27.50		28.45	(17.46)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.11	1.20	1.26		1.23	1.20
Expenses, net of waivers and reimbursements	1.00	1.10	1.10		1.15	1.20
Net investment income (loss), before waivers and reimbursements	0.50	(0.26)	(0.11)		0.57	0.71
Net investment income (loss), net of waivers and reimbursements	0.61	(0.16)	0.05		0.65	0.71
Class R6 net assets at the end of the year (in thousands)	$321,319	$428,839	$198,015		$191,337	$161,889
Portfolio turnover rate (%)	42	40	47		33	52

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.55	$18.42	$13.67	$11.14	$16.20
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.13)	(0.09)	0.11	0.01
Net realized and unrealized gain (loss) on investments	(5.20)	0.62	5.60	2.98	(3.49)
Total from investment operations	(5.18)	0.49	5.51	3.09	(3.48)
Less distributions from:
Net investment income	—	—	—	0.16	0.11
Net realized gain	0.02	3.36	0.76	0.40	1.47
Total distributions	0.02	3.36	0.76	0.56	1.58
Net asset value, end of year	$10.35	$15.55	$18.42	$13.67	$11.14
Total return (%)	(33.33)	2.97	40.43	27.89	(21.61)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.50	1.55	1.55	1.51	1.52
Expenses, net of waivers and reimbursements	1.36	1.55	1.55	1.51	1.52
Net investment income (loss), before waivers and reimbursements	0.07	(0.65)	(0.60)	0.84	0.09
Net investment income (loss), net of waivers and reimbursements	0.21	(0.65)	(0.60)	0.84	0.09
Class N net assets at the end of the year (in thousands)	$14,664	$28,565	$18,606	$7,804	$7,103
Portfolio turnover rate (%)	92	52	77	79	113

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.85	$18.66	$13.82	$11.25	$16.36
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.07)	(0.05)	0.14	0.05
Net realized and unrealized gain (loss) on investments	(5.30)	0.62	5.66	3.02	(3.52)
Total from investment operations	(5.25)	0.55	5.61	3.16	(3.47)
Less distributions from:
Net investment income	—	—	0.01	0.19	0.17
Net realized gain	0.02	3.36	0.76	0.40	1.47
Total distributions	0.02	3.36	0.77	0.59	1.64
Net asset value, end of year	$10.58	$15.85	$18.66	$13.82	$11.25
Total return (%)	(33.14)	3.25	40.72	28.29	(21.37)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.24	1.27	1.30	1.26	1.27
Expenses, net of waivers and reimbursements	1.11	1.27	1.30	1.26	1.27
Net investment income (loss), before waivers and reimbursements	0.32	(0.37)	(0.33)	1.06	0.34
Net investment income (loss), net of waivers and reimbursements	0.45	(0.37)	(0.33)	1.06	0.34
Class I net assets at the end of the year (in thousands)	$174,884	$190,985	$113,697	$73,496	$79,427
Portfolio turnover rate (%)	92	52	77	79	113

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.04	$18.84	$13.94	$11.35	$16.49
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.05)	(0.03)	0.15	0.07
Net realized and unrealized gain (loss) on investments	(5.37)	0.63	5.71	3.04	(3.56)
Total from investment operations	(5.31)	0.58	5.68	3.19	(3.49)
Less distributions from:
Net investment income	—	0.02	0.02	0.20	0.18
Net realized gain	0.02	3.36	0.76	0.40	1.47
Total distributions	0.02	3.38	0.78	0.60	1.65
Net asset value, end of year	$10.71	$16.04	$18.84	$13.94	$11.35
Total return (%)	(33.13)	3.37	40.90	28.28	(21.29)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.14	1.17	1.20	1.19	1.19
Expenses, net of waivers and reimbursements	1.06	1.17	1.20	1.19	1.19
Net investment income (loss), before waivers and reimbursements	0.41	(0.27)	(0.22)	1.17	0.46
Net investment income (loss), net of waivers and reimbursements	0.49	(0.27)	(0.22)	1.17	0.46
Class R6 net assets at the end of the year (in thousands)	$480,586	$822,288	$1,063,433	$708,892	$654,441
Portfolio turnover rate (%)	92	52	77	79	113

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Emerging Markets ex China Growth Fund

Class I
Period Ended December 31,
2022(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.61)
Total from investment operations	(0.59)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$9.41
Total return (%)*	(5.90)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.77
Expenses, net of waivers and reimbursements	0.99
Net investment income (loss), before waivers and reimbursements	(1.40)
Net investment income (loss), net of waivers and reimbursements	0.38
Class I net assets at end of year (in thousands)	$9
Portfolio turnover rate (%)*	64

Class R6
Period Ended December 31,
2022(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.60)
Total from investment operations	(0.58)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$9.42
Total return (%)*	(5.80)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.78
Expenses, net of waivers and reimbursements	0.94
Net investment income (loss), before waivers and reimbursements	(1.42)
Net investment income (loss), net of waivers and reimbursements	0.42
Class R6 net assets at end of year (in thousands)	$13,024
Portfolio turnover rate (%)*	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of year	$23.52	$22.22	$16.80	$13.96		$18.66
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.20)	(0.06)	0.00	^	(0.02)
Net realized and unrealized gain (loss) on investments	(6.59)	3.53	5.48	2.84		(4.38)
Total from investment operations	(6.60)	3.33	5.42	2.84		(4.40)
Less distributions from:
Net investment income	—	—	—	—		—
Net realized gain	0.79	2.03	—	—		0.30
Total distributions	0.79	2.03	—	—		0.30
Net asset value, end of year	$16.13	$23.52	$22.22	$16.80		$13.96
Total return (%)	(28.12)	15.23	32.26	20.34		(23.57)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.69	1.60	1.77	1.71		1.70
Expenses, net of waivers and reimbursements	1.55	1.55	1.55	1.55		1.58
Net investment income (loss), before waivers and reimbursements	(0.18)	(0.88)	(0.58)	(0.14)		(0.22)
Net investment income (loss), net of waivers and reimbursements	(0.04)	(0.83)	(0.36)	0.02		(0.10)
Class N net assets at the end of the year (in thousands)	$3,069	$4,262	$3,947	$4,025		$8,977
Portfolio turnover rate (%)	101	76	119	142		187

	Class I
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.79	$22.40	$16.90	$14.03	$18.73
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.14)	(0.02)	0.04	0.03
Net realized and unrealized gain (loss) on investments	(6.67)	3.56	5.53	2.86	(4.41)
Total from investment operations	(6.63)	3.42	5.51	2.90	(4.38)
Less distributions from:
Net investment income	—	—	0.01	0.03	0.02
Net realized gain	0.79	2.03	—	—	0.30
Total distributions	0.79	2.03	0.01	0.03	0.32
Net asset value, end of year	$16.37	$23.79	$22.40	$16.90	$14.03
Total return (%)	(27.93)	15.51	32.60	20.58	(23.31)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.40	1.31	1.45	1.40	1.38
Expenses, net of waivers and reimbursements	1.30	1.30	1.30	1.30	1.33
Net investment income (loss), before waivers and reimbursements	0.11	(0.59)	(0.25)	0.18	0.13
Net investment income (loss), net of waivers and reimbursements	0.21	(0.58)	(0.10)	0.28	0.18
Class I net assets at the end of the year (in thousands)	$108,401	$171,994	$151,302	$142,885	$169,770
Portfolio turnover rate (%)	101	76	119	142	187

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.84	$22.44	$16.93	$14.06	$18.76
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.12)	(0.00)^	0.05	0.05
Net realized and unrealized gain (loss) on investments	(6.69)	3.56	5.53	2.86	(4.41)
Total from investment operations	(6.64)	3.44	5.53	2.91	(4.36)
Less distributions from:
Net investment income	—	0.01	0.02	0.04	0.04
Net realized gain	0.79	2.03	—	—	0.30
Total distributions	0.79	2.04	0.02	0.04	0.34
Net asset value, end of year	$16.41	$23.84	$22.44	$16.93	$14.06
Total return (%)	(27.91)	15.58	32.66	20.69	(23.24)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.31	1.23	1.36	1.33	1.30
Expenses, net of waivers and reimbursements	1.25	1.23	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.18	(0.49)	(0.14)	0.27	0.22
Net investment income (loss), net of waivers and reimbursements	0.24	(0.49)	(0.03)	0.35	0.27
Class R6 net assets at the end of the year (in thousands)	$211,203	$324,152	$152,160	$130,711	$98,188
Portfolio turnover rate (%)	101	76	119	142	187

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2022

Financial Highlights — For a share outstanding throughout each period

China Growth Fund

	Class I
	Years Ended December 31,
	2022	2021(a)
Net asset value, beginning of year	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	(3.11)	(0.42)
Total from investment operations	(3.08)	(0.46)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$6.46	$9.54
Total return (%)*	(32.43)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	5.31	4.74
Expenses, net of waivers and reimbursements	1.01	1.05
Net investment income (loss), before waivers and reimbursements	(3.90)	(4.69)
Net investment income (loss), net of waivers and reimbursements	0.40	(1.00)
Class I net assets at the end of the year (in thousands)	$509	$5,538
Portfolio turnover rate (%)*	36	4

	Class R6
	Years Ended December 31,
	2022	2021(a)
Net asset value, beginning of year	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(3.11)	(0.43)
Total from investment operations	(3.09)	(0.46)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$6.45	$9.54
Total return (%)*	(32.49)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	5.27	4.72
Expenses, net of waivers and reimbursements	0.96	1.00
Net investment income (loss), before waivers and reimbursements	(4.01)	(4.61)
Net investment income (loss), net of waivers and reimbursements	0.30	(0.89)
Class R6 net assets at the end of the year (in thousands)	$1,438	$1,687
Portfolio turnover rate (%)*	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2022	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

	Class I
	Years Ended December 31,
	2022	2021(a)
Net asset value, beginning of year	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.27
Net realized and unrealized gain (loss) on investments	(2.10)	(0.40)
Total from investment operations	(1.62)	(0.13)
Less distributions from:
Net investment income	0.51	0.28
Net realized gain	—	—
Return of Capital	0.02	—
Total distributions	0.53	0.28
Net asset value, end of year	$7.44	$9.59
Total return (%)*	(16.93)	(1.39)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70
Net investment income (loss), before waivers and reimbursements	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	5.97	4.56
Class I net assets at the end of the year (in thousands)	$923	$1,484
Portfolio turnover rate (%)*	118	72

	Class R6
	Years Ended December 31,
	2022	2021 (a)
Net asset value, beginning of year	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.28
Net realized and unrealized gain (loss) on investments	(2.09)	(0.41)
Total from investment operations	(1.61)	(0.13)
Less distributions from:
Net investment income	0.52	0.28
Net realized gain	—	—
Return of Capital	0.02	—
Total distributions	0.54	0.28
Net asset value, end of year	$7.44	$9.59
Total return (%)*	(16.95)	(1.32)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65
Net investment income (loss), before waivers and reimbursements	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	6.05	4.62
Class R6 net assets at the end of the year (in thousands)	$44,903	$50,010
Portfolio turnover rate (%)*	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of William Blair Funds (the “Trust”) (comprising Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund, and Emerging Markets Debt Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising William Blair Funds at December 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the William Blair Funds	Statements of operations	Statements of changes in net assets	Financial highlights

Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

Small Cap Growth Fund

Global Leaders Fund

International Leaders Fund

International Growth Fund

Institutional International Growth Fund

International Small Cap Growth Fund

Emerging Markets Leaders Fund

Emerging Markets Growth Fund

Emerging Markets Small Cap Growth Fund

	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Small-Mid Cap Core Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022 and the period from October 1, 2019 (commencement of operations) through December 31, 2019
Emerging Markets Debt Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from May 25, 2021 (commencement of operations) through December 31, 2021
China Growth Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from August 27, 2021 (commencement of operations) through December 31, 2021
Small Cap Value Fund	For the year ended December 31, 2022	For year ended December 31, 2022, the period from November 1, 2021 through December 31, 2021 and the year ended October 31, 2021
Mid Cap Value Fund	For the period from March 16, 2022 (commencement of operations) through December 31, 2022
Emerging Markets ex China Growth Fund	For the period from July 29, 2022 (commencement of operations) through December 31, 2022

The financial highlights for each of the three years in the period ended October 31, 2020 for the Small Cap Value Fund were audited by other auditors whose report dated December 21, 2020, expressed an unqualified opinion on the financial statements and financial highlights.

December 31, 2022	William Blair Funds	167

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 24, 2023

168	Annual Report	December 31, 2022

APPROVAL OF THE MANAGEMENT AGREEMENT FOR THE WILLIAM BLAIR EMERGING
MARKETS EX CHINA GROWTH FUND

On November 30, 2021, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the management agreement between the Trust, on behalf of the William Blair Emerging Markets ex China Growth Fund (the “Fund”), and William Blair Investment Management, LLC (the “Adviser”). The Independent Trustees reviewed materials provided by the Adviser and Broadridge for the approval of the management agreement and were assisted by independent legal counsel in making their determination. The Board determined that, given the totality of the information provided with respect to the management agreement, the Board had received sufficient information to consider the approval of the management agreement. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services expected to be provided by the Adviser to the Fund, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered that the Adviser also manages other series of the Trust and that the Board is familiar with the background and experience of the Fund’s portfolio managers. The Board considered the extensive information it receives from the Adviser in connection with the annual contract renewal process including financial information regarding the Adviser. The Board considered the previous experience of the Fund’s portfolio management team members with investing in emerging markets. The Board also considered the Adviser’s experience in managing new funds and investing in the proposed Fund’s respective asset class and that the Adviser serves as investment adviser to the other series of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the Fund’s advisory fee to a peer group and a peer universe of institutional funds provided by Broadridge. The Broadridge peer group for the Fund consisted of the Fund and 17 other (no-load) institutional emerging markets funds with no Rule 12b-1 fees, as classified by Broadridge. The Broadridge peer universe for the Fund consisted of the Fund, the Fund’s Broadridge peer group and all other institutional emerging markets funds, excluding outliers.

In considering the information, the Board noted that the proposed advisory fee for the Fund was above the median and the average contractual management fee of the peer group. The Board also considered that the Adviser had proposed to limit total operating expenses, including waiving advisory fees for each share class of the Fund, until April 30, 2024. On the basis of the information provided, the Board concluded that the proposed advisory fee for the Fund was reasonable in light of the nature, quality and extent of services expected to be provided by the Adviser.

Profitability. With respect to the estimated profitability of the Management Agreement to the Adviser with respect to the Fund, the Board considered the Fund’s proposed advisory fee, that the Fund was newly organized, the Adviser’s agreement to limit total expenses until April 30, 2024 for Class I and Class R6 shares. The Board also considered that the Adviser will be incurring all expenses related to the organization of the Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Adviser’s agreement to limit total expenses until April 30, 2024, and concluded that the advisory fee for the Fund was reasonable.

Other Benefits to the Adviser. The Board considered benefits to be derived by the Adviser from its relationship with the Trust based on information provided during the annual contract renewal process, including receipt of research from brokerage firms, for Class I shares, reimbursement of some intermediary fees in the nature of sub-transfer agency fees and favorable media coverage. The Board concluded that, after taking into account these benefits, the proposed advisory fee for the Fund was reasonable.

Conclusion. Based upon the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2022	William Blair Funds	169

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	19	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016-2020)	19	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	19	Potbelly Sandwich Works (2001 to 2015 and since 2021)(3)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	19	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The number shown does not include two additional series of the Trust that are in existence, but not currently offered to the public.

**	Includes directorships of public companies and other registered investment companies held during the past five years.

170	Annual Report	December 31, 2022

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	19	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(5)	19	Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); Green Thumb Industries (2022); LanzaTech Global (since 2023)
Thomas J. Skelly,	Trustee	Since 2007	Advisory Board Member for	19	Mutual Trust Financial Group
1951			various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)		(provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(6)	19	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Ms. Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	On February 9, 2021, Potbelly Corporation (“Potbelly”) entered into a securities purchase agreement with accredited purchasers, pursuant to which Potbelly agreed to issue and sell to the purchasers in a private placement an aggregate of (i) 3,249,668 shares of Potbelly’s common stock, par value $0.01 per share and (ii) warrants to purchase an aggregate of 1,299,861 shares of common stock, for an aggregate purchase price of $15.9 million (the “Offering”). The Offering closed on February 12, 2021. WBC acted as the sole placement agent for the Offering and received fees from Potbelly of approximately $1,025,000.
(4)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $214,000 and $252,000 in 2020 and 2021, respectively, for the services provided. DFS’s revenue was approximately $895 million in 2020 and $993 million in 2021. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(5)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(6)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

December 31, 2022	William Blair Funds	171

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair (2020-2021); NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

James E. Jones, CFA, 1977	Senior Vice President	Since 2019	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs International (1998-2018)

Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair (since 2019); formerly, Associate, William Blair

172	Annual Report	December 31, 2022

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Matthew Fleming, CFA, 1973	Vice President	Since 2022	Associate, William Blair (since 2021); formerly, Investment Counselors of Maryland, LLC (2008-2021)

Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)

Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

(1)	The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2022	William Blair Funds	173

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2022 (in thousands):

Fund	Capital Gain Dividend
Growth	$10,688
Large Cap Growth	8,894
Mid Cap Growth	12,401
Small-Mid Cap Growth	80,594
Small Cap Growth	20,795
Small Cap Value	106,344
Global Leaders	2,469
International Leaders	1,829
International Growth	153,692
Institutional International Growth	57,898
Emerging Markets Leaders	3,408
Emerging Markets Growth	1,018
Emerging Markets Small Cap Growth	16,730

174	Annual Report	December 31, 2022

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2022	William Blair Funds	175

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$984.46	$6.00	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$984.89	$4.60	0.92
Class I-hypothetical 5% return	$1,000.00	$1,045.36	$4.74	0.92
Class R6-actual return	$1,000.00	$984.95	$4.35	0.87
Class R6-hypothetical 5% return	$1,000.00	$1,045.61	$4.49	0.87
Large Cap Growth Fund
Class N-actual return	$1,000.00	$988.18	$4.51	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class I-actual return	$1,000.00	$989.50	$3.26	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Class R6-actual return	$1,000.00	$990.02	$3.01	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,076.69	$6.28	1.20
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,077.24	$4.97	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,077.10	$4.71	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Mid Cap Value Fund
Class I-actual return	$1,000.00	$1,062.58	$3.90	0.75
Class I-hypothetical 5% return	$1,000.00	$1,046.22	$3.87	0.75
Class R6-actual return	$1,000.00	$1,064.01	$3.64	0.70
Class R6-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,059.56	$4.93	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,059.51	$4.67	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,076.92	$7.07	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,078.25	$5.76	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class R6-actual return	$1,000.00	$1,078.88	$5.50	1.05
Class R6-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,088.46	$7.90	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,089.91	$6.58	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class R6-actual return	$1,000.00	$1,090.05	$6.22	1.18
Class R6-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.18
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,047.45	$5.93	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,048.69	$4.60	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.51	$4.59	0.89
Class R6-actual return	$1,000.00	$1,048.68	$4.18	0.81
Class R6-hypothetical 5% return	$1,000.00	$1,045.92	$4.18	0.81
Global Leaders Fund
Class N-actual return	$1,000.00	$1,021.66	$5.86	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,022.93	$4.59	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,022.05	$4.33	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85

176	Annual Report	December 31, 2022

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,036.01	$5.90	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,036.97	$4.62	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,037.56	$4.37	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,031.41	$6.35	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$1,032.54	$5.07	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$1,032.80	$4.82	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,033.94	$4.82	0.94
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,062.31	$7.75	1.49
Class N-hypothetical 5% return	$1,000.00	$1,042.49	$7.67	1.49
Class I-actual return	$1,000.00	$1,063.48	$6.40	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.34	1.23
Class R6-actual return	$1,000.00	$1,063.02	$5.93	1.14
Class R6-hypothetical 5% return	$1,000.00	$1,044.25	$5.87	1.14
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$965.66	$6.14	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$966.90	$4.91	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$965.73	$4.66	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$926.41	$6.02	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$927.90	$4.81	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$927.90	$4.57	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94
Emerging Markets ex China Growth Fund
Class I-actual return (b)	$1,000.00	$941.00	$4.11	0.99
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,045.77	$4.33	0.99
Class R6-actual return (b)	$1,000.00	$942.00	$3.90	0.94
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,045.98	$4.11	0.94
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$985.78	$7.76	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$987.10	$6.51	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.45	$6.70	1.30
Class R6-actual return	$1,000.00	$987.13	$6.26	1.25
Class R6-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
China Growth Fund
Class I-actual return	$1,000.00	$831.40	$4.57	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
Class R6-actual return	$1,000.00	$830.67	$4.34	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.26	$4.85	0.94

December 31, 2022	William Blair Funds	177

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
Emerging Markets Debt Fund
Class I-actual return	$1,000.00	$1,046.78	$3.61	0.70%
Class I-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Class R6-actual return	$1,000.00	$1,046.29	$3.35	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 365 (to reflect the one-half year period).
(b)	For the period July 29, 2022 (Commencement of Operations) to December 31, 2022.

178	Annual Report	December 31, 2022

BOARD OF TRUSTEES (as of February 24, 2023)

Vann A. Avedisian

Co-founder and Partner, Newbond Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Stephanie G. Braming, CFA, Chairman and President

Partner, William Blair

Cissie Citardi

Partner, William Blair

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Dorri C. McWhorter

President and Chief Executive Officer, YMCA of Metropolitan Chicago

Thomas J. Skelly

Retired Managing Partner, Accenture

Steven R. Zenz

Retired Partner, KPMG LLP

Officers

Alaina Anderson, CFA, Senior Vice President

Marcelo Assalin, CFA, Senior Vice President

Daniel Crowe, CFA, Senior Vice President

Robert J. Duwa, CFA, Senior Vice President

Simon Fennell, Senior Vice President

David C. Fording, CFA, Senior Vice President

James S. Golan, CFA, Senior Vice President

William V. Heaphy, CFA, Senior Vice President

James E. Jones, CFA, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, CFA, Senior Vice President

D.J. Neiman, CFA, Senior Vice President

Casey K. Preyss, CFA, Senior Vice President

David P. Ricci, CFA, Senior Vice President

Lisa D. Rusch, Senior Vice President

Hugo Scott-Gall, Senior Vice President

Ward D. Sexton, CFA, Senior Vice President

Andrew Siepker, CFA, Senior Vice President

Mark C. Thompson, CFA, Senior Vice President

Vivian Lin Thurston, CFA, Senior Vice President

Dan Zelazny, Senior Vice President

Matthew Fleming, CFA, Vice President

Gary J. Merwitz, Vice President

Marco Ruijer, CFA, Vice President

John M. Raczek, Treasurer

Andrew T. Pfau, Secretary

David M. Cihak, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

SS&C GIDS, Inc.

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

December 31, 2022	William Blair Funds	179

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	EMERGING MARKETS DEBT
Growth Fund	Global Leaders Fund	Emerging Markets Debt Fund
Large Cap Growth Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund
Small-Mid Cap Core Fund	International Growth Fund
Small-Mid Cap Growth Fund	Institutional International Growth Fund
Small Cap Growth Fund	International Small Cap Growth Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets ex China Growth Fund
Emerging Markets Small Cap Growth Fund
China Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com		150 North Riverside Plaza Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, the Registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2021 and 2022, Ernst & Young LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $587,100 and $489,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2021 and 2022, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2021 and 2022, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment adviser (“William Blair”), or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2021 and 2022, E&Y billed the Registrant $158,125 and $194,140, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2021 and 2022, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2021 and 2022, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2021 and 2022, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2021 and 2022 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2021 and 2022, E&Y billed the Trust $158,125 and $194,140, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1)

Code of Ethics required by Item 2 is filed as an exhibit hereto.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 24, 2023

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: February 24, 2023